File Nos. 333-104881
                                                                      811-08325
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]
      Pre-Effective Amendment No. __                                    [ ]
      Post-Effective Amendment No. _4__                                 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ ]
      Amendment No. 20                                                  [X]

                        (Check appropriate box or boxes.)

     RBC Variable Annuity Account A*
     -------------------------------
     (Exact Name of Registrant)
     * Formerly BMA Variable Annuity Account A


     Business Men's Assurance Company of America
     -------------------------------------------
     (Name of Depositor)

     2000 Wade Hampton Boulevard, Greenville, SC                     29615
     ------------------------------------------------------------   ----------
     (Address of Depositor's Principal Executive Offices)           (Zip Code)


Depositor's Telephone Number, including Area Code  (800) 551-8354


     Name and Address of Agent for Service

     R. David Black
     Business Men's Assurance Company of America
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064

     Copies to:
     Lynn K. Stone
     Blazzard, Grodd & Hasenauer, P.C.
     943 Post Road East
     Westport, CT 06880
     (203) 226-7866


It is proposed that this filing will become effective:

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_____ on (date) pursuant to paragraph (b) of Rule 485
__X__ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Individual Flexible Purchase Payment Deferred Variable Annuity Contracts


                              CROSS REFERENCE SHEET

                             (required by Rule 495)

ITEM NO.                                                                  Location

                                           PART A

Item 1.          Cover Page                                               Cover Page

Item 2.          Definitions                                              Index of Special Terms

Item 3.          Synopsis                                                 Summary

Item 4.          Condensed Financial Information                          Appendix A

Item 5.          General Description of Registrant,
                 Depositor, and Portfolio Companies                       Other Information -
                                                                          The Company; The Separate
                                                                          Account; Investment
                                                                          Portfolios; Appendix B

Item 6.          Deductions and Expenses                                  Expenses

Item 7.          General Description of Variable
                 Annuity Contracts                                        The Annuity Contract

Item 8.          Annuity Period                                           Annuity Payments
                                                                          (The Income Phase)

Item 9.          Death Benefit                                            Death Benefit

Item 10.         Purchases and Contract Value                             Purchase

Item 11.         Redemptions                                              Access to Your Money

Item 12.         Taxes                                                    Taxes

Item 13.         Legal Proceedings                                        None

Item 14.         Table of Contents of the Statement
                 of Additional Information                                Table of Contents of the
                                                                          Statement of Additional
                                                                          Information


                              CROSS REFERENCE SHEET

                             (required by Rule 495)

ITEM NO.                                                                        LOCATION
                                           PART B

Item 15.            Cover Page                                                  Cover Page

Item 16.            Table of Contents                                           Table of Contents

Item 17.            General Information and History                             Company

Item 18.            Services                                                    Not Applicable

Item 19.            Purchase of Securities Being Offered                        Not Applicable

Item 20.            Underwriters                                                Distribution

Item 21.            Calculation of Performance Data                             Performance Information

Item 22.            Annuity Payments                                            Annuity Provisions

Item 23.            Financial Statements                                        Financial Statements

                                    PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.

                                    PART A


                         THE FIXED AND VARIABLE ANNUITY

                                    issued by


                         RBC VARIABLE ANNUITY ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


                         SUPPLEMENT DATED May 1, 2006 TO
                          PROSPECTUS DATED May 1, 2006


     The following supplements and/or replaces certain information regarding the underlying funds for the Fixed and Variable Annuity offered by Business Men's Assurance Company of America.

     The investment portfolios described in the prospectus are available (as indicated) for new money, additional purchase payments, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

     The  following  investment  portfolios  are not  available  for new  money,
additional   purchase  payments,   transfers,   Dollar  Cost  Averaging,   Asset
Rebalancing and Asset Allocation.


THE ALGER AMERICAN FUND (Class O Shares)
            Managed By Fred Alger Management, Inc.
            Alger American Growth Portfolio
            Alger American Leveraged AllCap Portfolio
            Alger American MidCap Growth Portfolio

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")
            Managed By The Dreyfus Corporation
            Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)


PLEASE SEE THE FUND PROSPECTUSES FOR INFORMATION REGARDING THE INVESTMENT PORTFOLIOS, INCLUDING A DISCUSSION OF THE INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS AND THE FEES AND EXPENSES OF EACH INVESTMENT PORTFOLIO.


                        CONDENSED FINANCIAL INFORMATION

   Accumulation Unit Value History--The following schedule includes Accumulation Unit values for the periods shown. This data has been extracted from the Separate Account's audited December 31, 2005 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

     Contracts with 1.75% Coverage Charge
     ------------------------------------
                                                                     Year                  Period
                                                                     Ended                  Ended
                                                                   12/31/2005            12/31/2004(1)
                                                                   ----------            ----------
     AIM VARIABLE INSURANCE FUNDS
        AIM V.I. CORE STOCK SUB-ACCOUNT(2)(3)
        Unit value at beginning of period......................        $10.48               $10.00
        Unit value at end of period............................        $10.66               $10.48
        No. of ACCUMULATION UNITS outstanding at end of period.           322                    0

     THE ALGER AMERICAN FUND:
        GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $11.05               $10.00
        Unit value at end of period............................        $11.41               $11.05
        No. of ACCUMULATION UNITS outstanding at end of period.           173                    0
        LEVERAGED ALLCAP SUB-ACCOUNT

        Unit value at beginning of period......................        $10.36               $10.00
        Unit value at end of period............................        $11.67               $10.36
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        MIDCAP GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $10.35               $10.00
        Unit value at end of period............................        $11.95               $10.35
        No. of ACCUMULATION UNITS outstanding at end of period.           692                    0

     DREYFUS VARIABLE INVESTMENT FUND:
        DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
        Unit value at beginning of period......................        $10.71               $10.00
        Unit value at end of period............................        $11.19               $10.71
        No. of ACCUMULATION UNITS outstanding at end of period.            37                    0

     Contracts with 2.00% Coverage Charge
     ------------------------------------

     AIM VARIABLE INSURANCE FUNDS
        AIM V.I. CORE STOCK SUB-ACCOUNT(2)(3)
        Unit value at beginning of period......................        $10.50               $10.00
        Unit value at end of period............................        $10.62               $10.50
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0

     THE ALGER AMERICAN FUND:
        GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $11.07               $10.00
        Unit value at end of period............................        $11.37               $11.07
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        LEVERAGED ALLCAP SUB-ACCOUNT
        Unit value at beginning of period......................        $10.37               $10.00
        Unit value at end of period............................        $11.62               $10.37
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        MIDCAP GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $10.37               $10.00
        Unit value at end of period............................        $11.90               $10.37
        No. of ACCUMULATION UNITS outstanding at end of period.           758                    0

     DREYFUS VARIABLE INVESTMENT FUND:
        DREYFUS VIF DISCIPLINED STOCK SUB-ACCOUNT
        Unit value at beginning of period......................        $10.73               $10.00
        Unit value at end of period............................        $11.16               $10.73
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0

(1) Unit values shown above are for the period commencing June 4, 2004 and ending December 31, 2004.

(2) Formerly known as INVESCO VIF - Core Equity Sub-Account. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.

(3) Effective May 1, 2006, AIM V.I. Core Stock Fund merged into AIM V.I. Core Equity Fund.


                                  PROSPECTUS


Clarity 2+2 Variable Annuity
May 1, 2006


                        THE FIXED AND VARIABLE ANNUITY

                                   issued by

                        RBC VARIABLE ANNUITY ACCOUNT A

                                      and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

This prospectus describes the Fixed and Variable Annuity Contract offered by Business Men's Assurance Company of America. Business Men's Assurance Company of America operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus. The Company intends to merge with its affiliate, Liberty Life Insurance Company, on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.

The annuity contract has multiple investment choices - a fixed account option and the investment portfolios listed below. The investment portfolios are part of AIM Variable Insurance Funds, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., T. Rowe Price Equity Series, Inc., Vanguard Variable Insurance Fund and Variable Insurance Products Funds. You can put your money in Fixed Account I, and/or any of these investment portfolios.

AIM VARIABLE INSURANCE FUNDS

   Managed By A I M Advisors, Inc.
      AIM V.I. High Yield Fund (Series I Shares)
      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Managed By American Century Investment Management, Inc.
      VP Income & Growth
      VP Value
      VP Ultra(R)

DREYFUS INVESTMENT PORTFOLIOS

   Managed By The Dreyfus Corporation
      Emerging Leaders Portfolio (Initial Shares)
      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Managed By The Dreyfus Corporation (Index Fund Manager--Mellon Equity Associates)

JANUS ASPEN SERIES

   Managed By Janus Capital Management LLC
      Janus Aspen Series International Growth Portfolio (Institutional Shares) Janus Aspen Series Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Managed By Lazard Asset Management LLC
      Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Managed By Lord, Abbett & Co. LLC
      America's Value Portfolio
      Bond Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Managed By T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Managed By The Vanguard Group, Inc.
      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio

   Managed By Granahan Investment Management, Inc. and Grantham, Mayo,
      Van Otterloo & Co. LLC
      Small Company Growth Portfolio


   Managed By PRIMECAP Management Company
      Capital Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Managed By Fidelity Management & Research Co.
      Fidelity VIP Overseas Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

     Please read this prospectus before investing and keep it on file for future reference. It contains important information about this Fixed and Variable Annuity Contract.

     To learn more about this Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2006. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC has a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 38 of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: P.O. Box 19086, Greenville, SC 29602-9086.

   The Contracts:

  .  are not bank deposits

  .  are not federally insured

  .  are not endorsed by any bank or government agency

  .  are not guaranteed and may be subject to loss of principal

   This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell these securities. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.


May 1, 2006


                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
     INDEX OF SPECIAL TERMS...........................................
     SUMMARY..........................................................
     FEE TABLE........................................................
     EXAMPLES.........................................................
     1.  THE ANNUITY CONTRACT.........................................
     2.  ANNUITY PAYMENTS (THE INCOME PHASE)..........................
         Annuity Date.................................................
         Annuity Payments.............................................
         Annuitization Enhancement Option.............................
         Annuity Options..............................................
     3.  PURCHASING THE CONTRACT......................................
         Purchase Payments............................................
         Allocation of Purchase Payments..............................
         Free Look....................................................
         Accumulation Units...........................................
     4.  INVESTMENT PORTFOLIOS........................................
         Voting Rights................................................
         Adding, Deleting, or Substituting Investment Portfolios......
         Transfers....................................................
         Market Timing/Disruptive Transfers...........................
         Dollar Cost Averaging Option.................................
         Asset Rebalancing Option.....................................
         Asset Allocation Option......................................
         Interest Sweep Program.......................................
     5.  EXPENSES.....................................................
         Coverage Charge..............................................
         Contract Maintenance Charge..................................
         Withdrawal Charge............................................
         Free Withdrawal Amount.......................................
         Additional Withdrawal Option (Opt Out Provision).............
         Waiver of Withdrawal Charge Benefits (Life Liquidity Benefit)
         Reduction or Elimination of the Withdrawal Charge............
         Premium Taxes................................................
         Transfer Fee.................................................
         Income Taxes.................................................
         Investment Portfolio Expenses................................
     6.  TAXES........................................................
         Annuity Contracts in General.................................
         Qualified and Non-Qualified Contracts........................
         Withdrawals-Non-Qualified Contracts.........................
         Partial 1035 Exchanges.......................................
         Withdrawals-Qualified Contracts.............................
         Withdrawals-Tax-Sheltered Annuities.........................
         Taxation of Death Benefits...................................
         Multiple Contracts..........................................
         Tax Treatment of Assignments................................
         Diversification and Owner Control............................
         Required Distributions.......................................
     7.  ACCESS TO YOUR MONEY.........................................
         Additional Withdrawal Option.................................
         Automatic Withdrawal Program.................................
         Required Minimum Withdrawal Option...........................
         Substantially Equal Periodic Payment Withdrawal Option.......
         Suspension of Payments or Transfers..........................
     8.  PERFORMANCE..................................................
     9.  DEATH BENEFIT...............................................
         Upon Your Death..............................................
         Annual Stepped-Up Death Benefit..............................
         Plus 70/50 Optional Death Benefit Rider......................
         Payment of Death Benefits....................................
         Death of Annuitant...........................................
    10.  OTHER INFORMATION............................................
         The Company..................................................
         The Separate Account.........................................
         Distributor..................................................
         Administration...............................................
         Ownership....................................................
         Beneficiary..................................................
         Assignment...................................................
         Legal Proceedings............................................
         Financial Statements.........................................
         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
         APPENDIX A--CONDENSED FINANCIAL INFORMATION................. A-1
         APPENDIX B--INVESTMENT PORTFOLIOS........................... B-1
         APPENDIX C--DEATH BENEFIT EXAMPLES.......................... C-1

                            INDEX OF SPECIAL TERMS

   We have written this prospectus to make it as understandable as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable and need an explanation. We have identified the following as some of these words or terms. The page indicated below is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                        Page
                                                        ----

                           Accumulation Phase...
                           Accumulation Unit....
                           Annuitant............
                           Annuity Date.........
                           Annuity Options......
                           Annuity Payments.....
                           Annuity Unit.........
                           Beneficiary..........
                           Contract Value.......
                           Fixed Account........
                           Income Phase.........
                           Investment Portfolios
                           Joint Owner..........
                           Non-Qualified........
                           Owner................
                           Purchase Payment.....
                           Qualified............
                           Tax Deferral.........


                                    SUMMARY

   The sections in this summary correspond to sections in this prospectus that discuss the topics in more detail.

   The Annuity Contract: This Fixed and Variable Annuity Contract provides a means for investing on a tax-deferred basis in our fixed account
(available in most states) and the investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. The contract has been designed to meet long-term financial goals and is not suitable as a short-term investment. The contract is not designed to serve as a vehicle for frequent trading.

   Annuity Payments: If you want to receive regular income from your annuity, you can choose one of the annuity options available. You can choose whether to have payments come from our general account, the available investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

   Purchase: You can buy the contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the accumulation phase.

   Investment Options: You can put your money into the fixed account and/or the investment portfolios. The returns on the investment portfolios are not guaranteed. You can lose money. You can make transfers between investment options.

   Expenses: The contract has insurance features and investment features, and there are costs related to each.

   If you take money out of the contract, RBC may assess a withdrawal charge against each purchase payment withdrawn. Each purchase payment has its own withdrawal charge schedule. The withdrawal charge starts at 7% in the first year and declines to 0% 4 years after you make each purchase payment.

   There is a $25 transfer fee after the first 20 transfers in a contract year during the accumulation phase and after the first 4 transfers per contract year during the income phase.

   Taxes: Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal tax penalty.

   A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

   Access to Your Money: You can take money out of your contract during the accumulation phase. Withdrawals may be subject to a withdrawal charge. You may also have to pay income tax and a tax penalty on any money you take out.

     Death Benefit: If you die before moving to the income phase, the person you have chosen as a beneficiary will receive a death benefit.

     Free Look: You can cancel the contract within 10 days after receiving it (or whatever period is required in your state). You will receive back whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. In certain states, or if you have purchased the contract as an individual retirement annuity, RBC will refund the greater of your purchase payment (less withdrawals) or contract value. RBC will put your money in the Fidelity VIP Money Market Portfolio for 15 days (or the period required in your state) during the free-look period.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer contract value between investment portfolios. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES


    Withdrawal Charge (See Note (1))
      (as a percentage of purchase payment withdrawn) 7% declining annually
                                                         (See Note (2))


Transfer Fee (See Note (3))      $0.00 first 20, $25.00 each transfer thereafter
- --------
(1) After RBC has had a purchase payment for 4 years, there is no charge for a withdrawal of that purchase payment. You may have to pay income tax and a tax penalty on any money you take out. During the first 30 calendar days of the 3rd contract year, the owner has a 30-day window in which to surrender the contract in full without a withdrawal charge. The first 10% of remaining purchase payments that are withdrawn are not subject to a withdrawal charge, unless you have already made another withdrawal during the same contract year. (For the Automatic Withdrawal Program, remaining purchase payments are determined at the beginning of the contract year.) There is no withdrawal charge if the withdrawal is made under a Required Minimum Withdrawal Option or a Substantially Equal Periodic
    Payment Withdrawal Option.
(2) The withdrawal charge is equal to:

                    Contract Years                Withdrawal
                    From Date of Purchase Payment   Charge
                    ----------------------------- ----------
                          1......................     7%
                          2......................     7%
                          3......................     6%
                          4......................     5%
                          5 and thereafter.......     0%

(3) No charge for first 20 transfers in a contract year during the accumulation phase and no charge for first 4 transfers in a contract year during the income phase; thereafter, the fee is $25 per transfer. RBC will not charge you the transfer fee even if there are more than 20 transfers in a year during the accumulation phase if the transfer is for the Dollar Cost Averaging Option, Asset Allocation Option or Asset Rebalancing Option.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including investment portfolio fees and expenses.


      CONTRACT MAINTENANCE CHARGE (See Note (1)) $35 per contract per year


SEPARATE ACCOUNT ANNUAL EXPENSES FOR ALL FUNDS EXCEPT VANGUARD VARIABLE INSURANCE FUND (as a percentage of average account value)


        Mortality and Expense Risk Fee (See Note (2))............. 1.55%
        Administrative Fee (See Note (2)).........................  .20%
        Plus 70/50 Optional Death Benefit Rider Fee (See Note (2))  .25%
                                                                   ----
           Total Separate Account Annual Expenses (See Note (3)).. 2.00%


SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACT VALUE INVESTED IN VANGUARD VARIABLE INSURANCE FUND (as a percentage of average account value)


        Mortality and Expense Risk Fee (See Note (4))............. 1.55%
        Administrative Fee (See Note (4))......................... 0.20%
        Plus 70/50 Optional Death Benefit Rider Fee (See Note (4)) 0.25%
        Fund Facilitation Fee (See Note (4))...................... 0.20%
                                                                   ----
           Total Separate Account Annual Expenses................. 2.20%

- --------

(1) During the accumulation phase, RBC will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, RBC will charge the contract maintenance charge. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts. If the total value of all your variable contracts is more than $100,000, we will not assess the contract maintenance charge. During the income phase, RBC will deduct the contract maintenance charge from each annuity payment on a pro-rata basis.

(2) The coverage charge is an aggregate charge, that consists of the mortality and expense risk fee, the administrative fee and the Plus 70/50 Optional Death Benefit Rider fee which is referred to as a coverage charge in this prospectus and your contract. The amount of the coverage charge for your contract depends upon whether you elect the Plus 70/50 Optional Death Benefit Rider.

(3) If you do not elect the Plus 70/50 Optional Death Benefit Rider, Total Separate Account Annual Expenses are 1.75% annually.

(4) The coverage charge is an aggregate charge that consists of the mortality and expense risk fee, the administrative fee, the Plus 70/50 Optional Death Benefit Rider fee and the Fund Facilitation Fee (for contract value invested in the Vanguard Variable Insurance Fund only) which is referred to as a coverage charge in this prospectus and your contract. The amount of the coverage charge for your contract depends upon whether you elect the Plus 70/50 Optional Death Benefit Rider and whether you are invested in the portfolios of Vanguard Variable Insurance Fund.

   The next item shows the minimum and maximum total operating expenses charged by the investment portfolios that you may pay periodically during the time that you own the contract. More details concerning each portfolio's fees and expenses (including Rule 12b-1 fees) are contained in the prospectuses for the investment portfolios.

RANGE OF INVESTMENT PORTFOLIO OPERATING EXPENSES FOR AVAILABLE
INVESTMENT PORTFOLIOS*

                                                                                    Minimum Maximum
                                                                                    ------- -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
  Portfolio's assets, including management fees, 12b-1 fees and other expenses)....  0.16%   2.79%

Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense
  Reimbursement**(expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or
  reimbursement arrangement).......................................................   0.16%  1.69%

- --------

*If you are invested in the Alger American Growth Portfolio; Alger American Leveraged AllCap Portfolio; Alger American MidCap Growth Portfolio; or Dreyfus VIF Disciplined Stock Portfolio, see the investment portfolio prospectuses for information regarding the fees and expenses of those portfolios.

** The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2007, as described in more detail in the following chart and footnotes.

     The following table shows the annual operating expenses for each investment portfolio for the year ended December 31, 2005, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the investment portfolios shown below are based on data provided by the respective underlying funds. We have not independently verified such data.

Total Annual Portfolio Operating Expenses for Each Investment Portfolio

                                                                       Distribution
                                                                          and/or              Total        Expenses      Total Net
                                                                         Service              Annual        Waived         Annual
                                                            Management   (12b-1)     Other   Portfolio      and/or       Portfolio
                                                               Fees        Fees     Expenses Expenses     Reimbursed      Expenses
                                                            ---------- ------------ -------- ---------    ----------      ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. High Yield Fund (Series I Shares)(1)(2)........    0.63%        --        0.54%   1.17%          0.21%        0.96%
   AIM V.I. Capital Development Fund (Series I
    Shares)(1)(3)..........................................    0.75%        --        0.34%   1.09%          0.00%        1.09%
   AIM V.I. Core Equity Fund (Series I Shares)(1)(4)(5)....    0.60%        --        0.27%   0.87%          0.00%        0.87%
AMERICAN CENTURY VARIABLE PORTFOLIOS,
 INC.
   VP Value(6)(7)..........................................    0.93%        --        0.00%   0.93%          0.00%        0.93%
   VP Income & Growth(6)(7)................................    0.70%        --        0.00%   0.70%          0.00%        0.70%
   VP Ultra(R)(6)(7).......................................    1.00%        --        0.01%   1.01%          0.00%        1.01%
DREYFUS INVESTMENT PORTFOLIOS
   Emerging Leaders Portfolio (Initial Shares).............    0.90%        --        0.13%   1.03%          0.00%        1.03%
   Small Cap Stock Index Portfolio (Service Shares)........    0.35%      0.25%       0.00%   0.60%          0.00%        0.60%
DREYFUS STOCK INDEX FUND, INC.--Initial Shares.............    0.25%        --        0.02%   0.27%          0.00%        0.27%
JANUS ASPEN SERIES
   Janus Aspen Series International Growth Portfolio
    (Institutional Shares)(8)..............................    0.64%        --        0.06%   0.70%          0.00%        0.70%
   Janus Aspen Series Small Company Value Portfolio
    (Service Shares)(9)....................................    0.74%      0.25%       1.80%   2.79%          1.10%        1.69%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio...................    0.75%      0.25%       0.22%   1.22%          0.00%        1.22%
LORD ABBETT SERIES FUND, INC. (Class VC
 Shares)
   America's Value Portfolio(10)(11).......................    0.75%        --        0.58%   1.33%          0.18%        1.15%
   Bond Debenture Portfolio(11)(12)........................    0.50%        --        0.44%   0.94%          0.04%        0.90%
   Growth and Income Portfolio(12).........................    0.48%        --        0.41%   0.89%          0.00%        0.89%
   Mid-Cap Value Portfolio(10).............................    0.74%        --        0.38%   1.12%          0.00%        1.12%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio................    0.85%        --        0.00%   0.85%          0.00%        0.85%
   T. Rowe Price Equity Income Portfolio II................    0.85%      0.25%       0.00%   1.10%          0.00%        1.10%
   T. Rowe Price Health Sciences Portfolio II..............    0.95%      0.25%       0.00%   1.20%          0.00%        1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(13)..........................................    0.90%        --        0.00%   0.90%          0.00%        0.90%
VANGUARD VARIABLE INSURANCE FUND
   Mid-Cap Index Portfolio.................................    0.20%        --        0.04%   0.24%          0.00%        0.24%
   REIT Index Portfolio....................................    0.27%        --        0.04%   0.31%          0.00%        0.31%
   Total Bond Market Index Portfolio.......................    0.13%        --        0.03%   0.16%          0.00%        0.16%
   Total Stock Market Index Portfolio......................    0.13%        --        0.03%   0.16%          0.00%        0.16%
   Small Company Growth Portfolio..........................    0.37%        --        0.03%   0.40%          0.00%        0.40%
   Capital Growth Portfolio................................    0.38%        --        0.04%   0.42%          0.00%        0.42%
VARIABLE INSURANCE PRODUCTS FUNDS
   Fidelity VIP Overseas Portfolio (Service Class 2)(14)...    0.72%      0.25%       0.17%   1.14%          0.00%        1.14%
   Fidelity VIP Growth Portfolio (Service Class 2)(14).....    0.57%      0.25%       0.10%   0.92%          0.00%        0.92%
   Fidelity VIP Contrafund(R) Portfolio (Service Class 2)(14)  0.57%      0.25%       0.09%   0.91%          0.00%        0.91%
   Fidelity VIP Investment Grade Bond Portfolio (Initial
    Class).................................................    0.36%        --        0.13%   0.49%          0.00%        0.49%
   Fidelity VIP Mid Cap Portfolio (Initial Class)(14)......    0.57%        --        0.12%   0.69%          0.00%        0.69%
   Fidelity VIP Money Market Portfolio (Initial Class).....    0.20%        --        0.09%   0.29%          0.00%        0.29%

- --------

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I Shares to 0.95% of average daily net assets with respect to the AIM V.I. High Yield Fund and to 1.30% of average daily net assets with respect to each of the AIM V.I. Capital Development Fund and AIM V.I. Core Equity Fund. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which each Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through April 30, 2007.

(2) Other Expenses includes interest expense of 0.01%.

(3)  Effective   January  1,  2005  through  June  30,  2006,  the  advisor  has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(4) As a result of a reorganization of another Fund into the Fund, which will occur on or about May 1, 2006, the Fund's Total Annual Operating Expenses have been restated to reflect such reorganization.

(5) Effective upon the closing of the reorganization which will occur on or about May 1, 2006, the advisor for AIM V.I. Core Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.

(6) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

(7) Other expenses, which include the fees and expenses of the Fund's independent directors and their legal counsel, as well as interest, were less than 0.005% for the current fiscal year.

(8) Expenses are based upon expenses for the year ended December 31, 2005. All expenses are shown without the effect of any expense offset arrangement.

(9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until at least May 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information. Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

(10) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of 0.75% to the following annual rates:

        0.75% of the first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets;
        0.65% of average daily net assets over $2 billion

(11) Lord Abbett has contractually agreed to limit the Portfolio's other expenses (excluding management fees) to an annualized rate of 0.40% of average daily net assets.

(12) Effective January 1, 2006, the annual management fee rate for the Fund was changed from a flat fee of 0.50% to the following annual rates:

        0.50% of the first $1 billion of average daily net assets; 0.45% of average daily net assets over $1 billion

(13) Actual expenses paid were 0.88% due to a credit received from the Portfolio's investment in the T. Rowe Price Institutional High Yield Fund, Inc.

(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.07% for the Fidelity VIP Overseas Portfolio - Service Class 2; 0.88% for the Fidelity VIP Growth Portfolio - Service Class 2; 0.89% for the Fidelity VIP ContraFund Portfolio - Service Class 2; and 0.64% for the Fidelity VIP Mid Cap Portfolio - Initial Class. These offsets may be discontinued at any time.

                                   EXAMPLES

   These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract maintenance charges, separate account annual expenses and investment portfolio fees and expenses. The assumed average contract size is $60,000.

   There are 2 sets of Examples below: Example 1 assumes you elect the Plus 70/50 Optional Death Benefit Rider and you are invested in Vanguard Variable Insurance Fund (most expensive way to purchase the contract) and Example 2 assumes you do not elect the Plus 70/50 Optional Death Benefit Rider and you are not invested in Vanguard Variable Insurance Fund.

   Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

   These Examples assume you invest $10,000 in the contract for the time periods indicated. The Examples also assume your investment has a 5% return each year and assume (a) the maximum and (b) the minimum investment portfolio fees and expenses. The examples reflect annual investment portfolio expenses before any fee waiver and/or expense reimbursements. Your expenses will be less than the expenses in the chart below for those portfolios with a waiver or reimbursement for the applicable period (see "Total Annual Portfolio Operating Expenses for Each Investment Portfolio"). Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

EXAMPLE 1 (If you elect the Plus 70/50 Optional Death Benefit and invest in Vanguard Variable Insurance Fund)

(1) If you surrender your contract at the end of the applicable time period, or if you do not annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year    3 Years   5 Years  10 Years
                          --------- --------- --------- ---------
              (a) MAXIMUM $1,126.88  $1,941.13 $2,486.07 $4,975.99

              (b) MINIMUM $  858.32  $1,155.26 $1,214.83 $2,602.62



(2) If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------

              (a) MAXIMUM $  496.91  $1,491.18 $2,486.07 $4,975.99

              (b) MINIMUM $  230.20  $  709.41 $1,214.83 $2,602.62

EXAMPLE 2 (If you do not elect the Plus 70/50 Optional Death Benefit and do not invest in Vanguard Variable Insurance Fund)

(1) If you surrender your contract at the end of the applicable time period, or if you do not annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year    3 Years   5 Years  10 Years
                          --------- --------- --------- ---------
              (a) MAXIMUM $1,101.65  $1,869.12 $2,372.58 $4,778.74

              (b) MINIMUM $  832.41  $1,077.19 $1,084.65 $2,339.33

(2) If you do not surrender your contract or if you annuitize under a life annuity option or another option with an annuity payment period of more than 5 years:

                           1 Year   3 Years   5 Years  10 Years
                           ------- --------- --------- ---------
              (a) MAXIMUM $  471.85  $1,419.54 $2,372.58 $4,778.74

              (b) MINIMUM $  204.48  $  631.75 $1,084.65 $2,339.33

   There is an Accumulation Unit Value History (Condensed Financial Information) contained in Appendix A.

1.  THE ANNUITY CONTRACT

   This prospectus describes the Fixed and Variable Annuity Contract offered by RBC. The insurance contract is subject to state approval. Not all benefits are approved in all states. Please read your contract.

   An annuity is a contract between you, the owner, and an insurance company (in this case RBC), where the insurance company promises to pay you an income, in the form of annuity payments, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase.

   The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

   The contract is called a variable annuity because you can choose among the available investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends upon the investment performance of the investment portfolios you select for the income phase.

   The contract also contains a fixed account option (Fixed Account I). The fixed account offers interest rates that are guaranteed by RBC. For Fixed Account I, an interest rate is set at the time of each purchase payment or transfer to the account. This initial interest rate is guaranteed for 12 months. RBC guarantees that the interest credited to Fixed Account I will not be less than 3% per year.

   If you select Fixed Account I, your money will be placed with the other general assets of RBC and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the general account will remain level for the entire income phase.

   The contract value is the dollar value as of any business day of all amounts accumulated under the contract.

   We may offer other variable annuity contracts that also invest in the same funds offered under the contracts described in this prospectus. These contracts may have different charges and may offer different benefits.

   As owner of the contract, you exercise all rights under the contract. You can change the owner at any time by notifying us in writing. You can name another joint owner (subject to state laws). We have described more information on this in Section 10 - Other Information.

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Date

   Under the contract you can receive regular income payments (annuity payments). You can choose the date on which those payments begin. We call that date the annuity date.

   We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30-days notice to us. Your annuity date cannot be any earlier than one year after we issue the contract and must be the first day of a calendar month.

Annuity Payments

   Annuity payments must begin by the later of the first day of the first calendar month after the annuitant's 100th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The annuitant is the person whose life we look to when we make annuity payments. Currently, the amount of each payment is determined 10 business days prior to the payment date. At the annuity date, you can choose whether payments will come from:

  .  the fixed account, referred to as a fixed annuity,

  . the investment portfolio(s) available, referred to as a variable annuity, or

  .  a combination of both.

   If you choose to have any portion of your annuity payments come from the fixed account, Fixed Account I will be terminated, and the fixed annuity payments will be made from the Company's general account. Our general account contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the annuity date, we are using annuity payment tables for similar fixed annuity contracts that would provide a larger annuity payment, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to 4 times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or a portion of your variable annuity payment to the fixed annuity payment. After the annuity date, you may not transfer any portion of the fixed annuity into the variable annuity payment.

   If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the investment portfolio(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level.

   Each variable annuity payment will vary depending on the investment performance of the investment portfolio(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the investment portfolio(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the investment portfolio(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase. Conversely, if the performance is less than the 3.5%, the variable annuity payments will decrease.

   Annuity payments are made monthly unless you have less than $10,000 to apply toward a payment. In that case, RBC may provide your annuity payment in a single lump sum. Likewise, if your annuity payments would be or become less than $250 a month, RBC has the right to change the frequency of payments so that your annuity payments are at least $250.

Annuitization Enhancement Option

   If you elect an annuity date which is:

      (1) On or after the 5th contract anniversary; and

      (2) You select an annuity option which is based on the annuitant remaining alive,

we will add to your Adjusted Contract Value an Annuitization Enhancement Amount of 3% of the Adjusted Contract Value that will be applied to the annuity option. The Adjusted Contract Value is the contract value less any applicable premium tax. This amount is applied to the applicable annuity table in your contract to determine the initial annuity payment.

Annuity Options

   You can choose among income plans. We call those annuity options.

   You can select and/or change an annuity option at any time prior to the annuity date (with 30 days notice to us). If you do not choose an annuity option, we will assume that you selected Option 2, which will provide a life annuity with 120 monthly payments guaranteed. You can choose one of the following annuity options. Any other annuity option that is acceptable to us may also be selected. After annuity payments begin, you cannot change the annuity option.

   Option 1. Life Annuity. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments. If the annuitant dies after the first payment and before the second payment, then we will make only one payment.

   Option 2. Life Annuity With 10 or 20 Years Guaranteed. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

   Option 3. Joint and Last Survivor Annuity. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive. If both the annuitant and the second person die after the first payment and before the second payment, then we will make only one payment.

   Option 4. Joint and Last Survivor Annuity With 10 or 20 Years
Guaranteed. Under this option, we will make annuity payments each month so long as the annuitant and a second person (joint annuitant) are both alive. However, if when the last annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum.

3.  PURCHASING THE CONTRACT

Purchase Payments

   A purchase payment is the money you give us to buy the contract. The minimum we will accept for a non-qualified contract is $10,000. If you buy the contract as part of a qualified contract, the minimum purchase payment we will accept is $2,000. The maximum purchase payments we accept are $1 million without our prior approval. You can make additional purchase payments of $1,000 or more. Electronic fund transfers (EFT) from your checking or savings account are allowed. Minimum initial purchase payment requirements and maximum purchase payment requirements still apply. Any EFT amount after the initial purchase payment must be $50 per month.

Allocation of Purchase Payments

   When you purchase a contract, we will allocate your purchase payment to:

  .  Fixed Account I; and/or

  .  one or more of the investment portfolios you have selected.

   If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. Any allocation to Fixed Account I must be at least $1,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. Any allocation to an investment portfolio must be at least $1,000. RBC reserves the right to decline any purchase payment.

   At its discretion, RBC may refuse purchase payments into Fixed Account I if the total value of Fixed Account I is greater than or equal to 30% of the value of your contract at the time of the purchase payment. RBC also reserves the right to refuse allocations into Fixed Account I if the interest rate to be credited to the allocation is equal to the minimum guaranteed interest rate for the Fixed Account.

   Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

Free Look

   If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state. When you cancel the contract within this time period, RBC will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your purchase payment (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the Fidelity VIP Money Market Portfolio for 15 days beginning when we allocate your first purchase payment. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

Accumulation Units

   The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an accumulation unit. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an annuity unit.

   Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the previous business day by a factor for the current business day. The factor is determined by:

      1. dividing the value of an investment portfolio share at the end of the current business day by the value of an investment portfolio share for the previous business day; and

      2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

   The value of an accumulation unit may go up or down from day to day.

   When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

   We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day and then credit your contract.

   Example:

      On Monday we receive an additional purchase payment of $4,000 from you. You have told us you want this to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Growth and Income Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.9606 accumulation units for the Growth and Income Portfolio.

4.  INVESTMENT PORTFOLIOS

     The contract offers the investment portfolios which are listed below. Additional investment portfolios may be available in the future.

     You should read the prospectuses for these funds carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the fund prospectuses by writing us at P.O. Box 19086, Greenville, SC 29602-9086 or calling us at 1-800-423-9398. Certain portfolios contained in the fund prospectuses may not be available with your contract and may not be available in your state. The funds may offer various classes of shares, each of which has a different level of expenses. The fund prospectuses may provide information for share classes that are not available through the contract. When you consult the fund prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your contract. A summary of the investment objectives and strategies of each investment portfolio available under the contract is contained in Appendix B. There can be no assurance that the investment objectives will be achieved. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each portfolio.

   Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies that may or may not be affiliated with RBC. Certain portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisors, distributors and/or affiliates. We may receive revenues from the investment portfolios, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. The amount of the compensation is not deducted from fund assets and does not decrease the fund's investment return. These percentages differ; some investment portfolios, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

   The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment portfolios have the same investment advisors.

   A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

   You can invest in any of the following investment portfolios.

AIM VARIABLE INSURANCE FUNDS

   Advisor: A I M Advisors, Inc.
      AIM V.I. High Yield Fund (Series I Shares)
      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Value
      VP Ultra(R)

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation
      Emerging Leaders Portfolio (Initial Shares)
      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
Associates)

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC
      Janus Aspen Series International Growth Portfolio (Institutional Shares) Janus Aspen Series Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC
      Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC
      America's Value Portfolio
      Bond Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.
      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
      Total Stock Market Index Portfolio (this portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios)


   Advisors: Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC
      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company
      Capital Growth Portfolio

   Contract value invested in Vanguard Variable Insurance Fund will have a higher coverage charge.

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.

      Fidelity VIP Overseas Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)

   Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the Tax Identification Number, and other identifying information contained in our records, of contract owners that engaged in sub-account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund.

Voting Rights

   RBC is the legal owner of the investment portfolio shares. However, RBC believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that RBC owns on its own behalf. Should RBC determine that it is no longer required to comply with the above, it will vote the shares in its own right.

Adding, Deleting, or Substituting Investment Portfolios

   We do not control the funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any investment portfolio held in our Separate Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any investment portfolio would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the contract to reflect the substitution or change.

   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, Asset Allocation or Interest Sweep Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your contract value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and any available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Transfers

   (These transfer features as stated may not be available in all states.)

   You can transfer money among Fixed Account I and the investment portfolios.

  Telephone Transfers

     You can make transfers by telephone. If you own the contract with a joint owner, unless RBC is instructed otherwise, RBC will accept instructions from either you or the other owner. RBC will use reasonable procedures to confirm that instructions given us by telephone are genuine. If RBC fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. RBC tape records all telephone instructions. RBC reserves the right to modify or terminate telephone transfer privileges.

  Transfers During the Accumulation Phase

   You can make 20 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the Fixed Account and to or from any investment portfolio. If you make more than 20 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer during the accumulation phase:

      1. The minimum amount that you can transfer from the investment portfolios or Fixed Account I is $250 or your entire interest in the investment portfolio or Fixed Account I, if less.

      2. We reserve the right to restrict the maximum amount that you can transfer from the Fixed Account option to 25% of the amount in Fixed Account I or the amount transferred out of Fixed Account I in the prior contract year. Currently, RBC is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the income phase.

      3. At our discretion, we may refuse transfers to Fixed Account I if the total value of Fixed Account I is greater than or equal to 30% of the value of your contract at the time of the transfer. We also reserve the right to refuse transfers into the Fixed Account if the interest rate to be credited to the amount transferred is equal to the minimum guaranteed interest rate for the Fixed Account.

      4. The minimum amount that must remain in any investment portfolio after a transfer is $1,000. The minimum amount that must remain in Fixed Account I after a transfer is $1,000. If less than $1,000 remains in any investment portfolio or Fixed Account I after a transfer, the entire amount in the account will be transferred.

      5. You may not make a transfer until after the end of the free look period.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

   Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more owners is, or would be, harmful to other owners.

  Transfers During the Income Phase

     Each year, during the income phase, you can make 4 transfers between the investment portfolio(s) without charge. We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the investment portfolios to the general account. You may not make a transfer from the general account to the investment portfolios. These 4 transfers each contract year during the income phase are free. If you make more than 4 transfers in a year during the income phase, a transfer fee of $25 per transfer (after the 4 free) will be charged.

     Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are investment portfolios for the contract is designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract.

     We attempt to detect disruptive market timing activities by monitoring the dollar amount of the transfer in proportion to the contract size, the grouping of transfers by third parties, and the frequency of the transfers in a defined period. In addition, we may consider additional factors such as the investment objectives of the particular investment portfolio involved in the transfer(s) and whether the transfer appears to be part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies. With respect to both the dollar amount and frequency, we may consider an individual transfer alone or combined with transfers from other contracts owned by or under the control or influence of the same individual or entity.

   If market timing activity is determined to have occurred, we will:

  . Notify contract owners, broker-dealers and representatives that RBC has determined certain transfers to be impermissible short-term trading.

  . Inform the contract owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable contract.

  . Inform the administrator when a contract owner, broker-dealer, or representative has made transfers that appear to be violative of our policy against market timing and place them on a "watch list" to monitor future transfer activity. We must approve any transfers that are attempted by someone who is on the "watch list" prior to the execution of such transfers.

  . Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with us. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

  . Any new application that matches specific criteria (e.g. agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.

   We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

   The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Contract owners and other persons with interests in the contracts should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds.

   Our market timing policies and procedures apply only to individuals and entities that own this contract. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, contract owners and other persons with interests in the contracts should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the prospectuses of the underlying funds for more details.

   We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

Dollar Cost Averaging Option

     The Dollar Cost Averaging Option (DCA) allows you to systematically transfer a set amount each month from the Money Market Portfolio, Fixed Account I or any other investment portfolio we designate to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

   All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 or 12 months, depending upon the program you selected.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Dollar Cost Averaging Option.

   No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment portfolio(s) regardless of fluctuating price levels of the investment portfolio(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our contracts materials that they can use to assist them in making recommendations as to investment choices within our contracts. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option.

   The program will ignore any new purchase payments or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new purchase payments or transfers by contacting the Service Center.

   The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day, then the transfer will be made the next business day. The Fixed Account option is not part of asset rebalancing. Currently, there is no charge for participating in the Asset Rebalancing Option.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

   Example:

      Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Fidelity VIP Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Fidelity VIP Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, RBC would sell some of your units in the Fidelity VIP Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Asset Allocation Option

   RBC recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

   Even though we may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the investment portfolios, and should we become aware of such disruptive practices, we may modify the transfer provisions of the contract.

   If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an Asset Allocation Program.

Interest Sweep Program

   This program allows you to automatically move the interest earned in Fixed Account I into another investment portfolio(s) on a monthly or quarterly basis. Please note that amounts allocated into the DCA option are excluded from this program. Transfers will be made on the 15th day of the month or any other day you designate, other than the 29th, 30th, or 31st of any month. If any designated day is not a business day, the transfer will be made on the next business day.

5.  EXPENSES

   There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Coverage Charge

   Each day, RBC makes a deduction for its coverage charge. We do this as part of our calculation of the value of the accumulation units and the annuity units. The amount of the charge depends upon whether you elect the Plus 70/50 Death Benefit Option Rider and whether you invest in the portfolios of Vanguard Variable Insurance Fund.

   The chart below tells you the amount, on an annual basis, of the coverage charge for your contract. It is a percentage of the average daily value of the contract invested in an investment portfolio.

Mortality and Expense Risk Fee................................................. 1.55%
Administrative Fee.............................................................  .20%
Plus 70/50 Optional Death Benefit Rider Fee....................................  .25%

Fund Facilitation Fee (contract value in Vanguard Variable Insurance Fund only)  .20%

   In certain states, the Plus 70/50 Optional Death Benefit Rider may not be available. Check with your registered representative regarding availability.

   This charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses. The Fund Facilitation Fee is for certain fund servicing functions we perform.

Contract Maintenance Charge

     During the accumulation phase, every year on the anniversary of the date when your contract was issued, we deduct $35 from your contract as a contract maintenance charge. RBC will waive this charge if the value of your contract is $100,000 or more on the contract anniversary. If you own more than one RBC variable contract, we will determine the total value of all your variable contracts. If the total value of all your RBC variable contracts is more than $100,000, we will not assess the contract maintenance charge. We may, at some time in the future, discontinue this practice and deduct the charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro-rata portion of the charge will be deducted if the annuity date is other than an anniversary. This charge is for administrative expenses. If the owner is a non-natural person (e.g., a corporation), we will look to the annuitant to determine this information.

   After the annuity date, the charge will be collected monthly out of each annuity payment regardless of the size of the contract.

Withdrawal Charge

   During the accumulation phase, you can make withdrawals from your contract, subject to a withdrawal charge which is equal to a percentage of the purchase payment withdrawn.

   RBC keeps track of each purchase payment. The withdrawal charge is equal to:


                    Contract Years                Withdrawal
                    From Date of Purchase Payment   Charge
                    ----------------------------- ----------

                          1......................     7%
                          2......................     7%
                          3......................     6%
                          4......................     5%
                          5 and thereafter.......     0%


   After RBC has had a purchase payment for 4 years, there is no charge when you withdraw that purchase payment. For purposes of the withdrawal charge, RBC treats withdrawals as coming from the oldest purchase payment first. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract. No withdrawal charge is assessed on amounts deducted to pay the withdrawal charge on a partial withdrawal.

   The withdrawal charge compensates us for expenses associated with selling the contract. Commissions will be paid to broker-dealers who sell the contracts. In no event are commissions deducted from your purchase payment or contract value. Rather, RBC pays commissions to the selling broker-dealer. For a further discussion, see "Distributor" on page 37.

Free Withdrawal Amount

   The first 10% of Remaining Purchase Payments withdrawn (free withdrawal amount) is not subject to the withdrawal charge unless you have already made another withdrawal during that same contract year. Remaining Purchase Payments prior to a partial withdrawal is equal to total purchase payments less previous withdrawals, including withdrawal charges. A withdrawal charge will be assessed against each Remaining Purchase Payment withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge, and the free withdrawal amount are calculated at the time of each withdrawal. Withdrawals are made from the oldest Remaining Purchase Payments first.

   RBC does not assess the withdrawal charge on any amounts paid out as death benefits or as annuity payments if a life annuity option or another option with an annuity payment period of more than 5 years is selected.

Additional Withdrawal Option (Opt Out Provision)

   If, during the first 30 days of the 3rd contract year, you surrender all of the contract value, applicable withdrawal charges for the surrender will be waived. You may elect this option at any time before the 3rd contract year, but the surrender must be effective within the first 30 days of the 3rd contract year.

   Your request for surrender must be received at the Service Center no later than the 30th day of the 3rd contract year and must state the effective date of the surrender. The date you select for the surrender date must be within the first 30 days of the 3rd contract year. The contract value will be calculated the date the surrender is actually processed.

   You can revoke your request anytime prior to the requested date of this surrender. This option is not available for a Section 1035 exchange, direct rollover or direct transfer to another annuity contract.

   Income taxes and tax penalties may apply to any withdrawal you make.

   NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Waiver of Withdrawal Charge Benefits (Life Liquidity Benefit)

   Under certain circumstances, after the first year, RBC will allow you to take your money out of the contract without deducting the withdrawal charge:

      1) if you become confined to a long-term care facility, nursing facility or hospital for at least 90 consecutive days;

      2) if you become totally disabled for at least 90 days;

      3) if you become terminally ill (which means that you are not expected to live more than 12 months);

      4) if you are involuntarily unemployed for at least 90 consecutive days;
         or

      5) if you get divorced.

   These benefits may not be available in your state.

   Withdrawal charges are not assessed against withdrawals made under the Additional Withdrawal Option, Required Minimum Withdrawal Option or the Substantially Equal Periodic Payment Withdrawal Option. (See Section 7 - "Access to Your Money.")

Reduction or Elimination of the Withdrawal Charge

   RBC will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances that reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with RBC. We will not deduct a withdrawal charge under a contract issued to an officer, director or employee of RBC or any of its affiliates.

Premium Taxes

   Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. RBC is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. For those states that assess premium taxes upon receipt of purchase payments, premium taxes will be deducted upon surrender of the contract, annuitization or payment of death benefits. For all other states, premium taxes will be assessed against and deducted from the contract value used to provide benefits upon annuitization. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

   You can make 20 free transfers every year during the accumulation phase and 4 free transfers every year during the income phase. We measure a year from the day we issue your contract. If you make more than 20 transfers a year during the accumulation phase or more than 4 transfers a year during the income phase, we will deduct a transfer fee of $25. The transfer fee is deducted from the amount that is transferred. The transfer fee is for expenses in connection with transfers.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.

Income Taxes

   RBC will deduct from the contract for any income taxes that it incurs because of the contract. At the present time, we are not making any such deductions.

Investment Portfolio Expenses

   There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fund prospectuses.

6.  TAXES

     NOTE: The Company has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. The Company has included in the Statement of Additional Information (SAI) an additional discussion regarding taxes.

Annuity Contracts In General

     Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (the Code) for annuities.

     Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (qualified or non-qualified, see the following sections).

   You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

   When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes resulting in the earnings on the money held in the contract to be taxed currently to such owner.

Qualified and Non-Qualified Contracts

   If you purchase the contract as an individual and not as an Individual Retirement Annuity (IRA) or Tax-Sheltered Annuity (TSA), your contract is referred to as a non-qualified contract.

   If you purchase the contract as an IRA or a Tax-Sheltered Annuity (sometimes referred to as a 403(b) contract), your contract is referred to as a qualified contract.

   A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

Withdrawals-Non-Qualified Contracts

   If you make a withdrawal from your non-qualified contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

   The Code also provides that any amount received under an annuity contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      1. paid on or after the taxpayer reaches age 59 1/2;

      2. paid after you die;

      3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

      4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      5. paid under an immediate annuity; or

      6. which come from purchase payments made prior to August 14, 1982.

   With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Partial 1035 Exchanges

     Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The Internal Revenue Service (IRS) has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. An owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract.

   Due to the continuing uncertainty in this area, RBC processes partial 1035 exchanges on a limited basis.

Withdrawals-Qualified Contracts

   If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money, then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

   The Code also provides that any amount received under a qualified contract, which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      1.  paid on or after you reach age 59 1/2;

      2.  paid after you die;

      3. paid if you become totally disabled (as that term is defined in the Code);

      4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      5. paid to you after you have left your employment, after attaining age 55;

      6.  paid for certain allowable medical expenses (as defined in the Code);

      7.  paid pursuant to a qualified domestic relations order;

      8.  paid on account of an IRS levy upon the qualified contract;

      9.  paid from an IRA for medical insurance (as defined in the Code);

      10. paid from an IRA for qualified higher education expenses; or

      11. paid from an IRA up to $10,000 for qualified first time homebuyer expenses (as defined in the Code).

   The exceptions in 5 and 7 above do not apply to IRAs. The exception in 4 above applies to IRAs but without the requirement of leaving employment.

   With respect to 4 above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

   We have provided a more complete discussion in the Statement of Additional Information (SAI).

Withdrawals-Tax-Sheltered Annuities

   The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities.


Withdrawals can only be made when an owner:

      1. reaches age 59 1/2;

      2. has a severance from employment;

      3. dies;

      4. becomes disabled (as that term is defined in the Code);

      5. in the case of hardship; or

      6. has account balances as of December 31, 1988.

   However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

   We do not allow loans from Tax-Sheltered Annuity contracts.

Taxation of Death Benefits

   Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

   Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

   Certain death benefits available for use with a qualified contract may be considered by the IRS as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such death benefits could result in currently taxable income to the owners of the qualified contracts.

   Furthermore, the Code provides that the assets of an IRA (including Roth
IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits that may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the IRS as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

   You should consult your tax advisor regarding these features and benefits prior to purchasing a contract or adding an additional death benefit to your contract.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

Tax Treatment of Assignments

Any transfer, assignment or pledge of a contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your contract.

If a contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Diversification and Owner Control

   The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. RBC believes that the investment portfolios are being managed so as to comply with the requirements.

   Neither the Code nor the IRS Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not RBC, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of RBC and the manager of the underlying investments, no arrangement may exist between a contract owner and RBC regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or RBC regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided, which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios.

   Due to the uncertainty in this area, RBC reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Required Distributions

   Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

   The Internal Revenue Service (IRS) has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits.

   This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

7.  ACCESS TO YOUR MONEY

   You can have access to the money in your contract:

      1. by making a withdrawal (either a partial or a complete withdrawal);

      2. by electing to receive annuity payments; or

      3. when a death benefit is paid to your beneficiary.

   Withdrawals can only be made during the accumulation phase.

   When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal:

  .  less any applicable withdrawal charge,

  .  less any premium tax, and

  .  less any contract maintenance charge.

(See Section 5. Expenses for a discussion of the charges.)

Unless you instruct RBC otherwise, any partial withdrawal will be made pro-rata from all the investment portfolio(s) and the fixed account option you selected. You will be allowed only one partial withdrawal per contract year. Under most circumstances, the amount of any partial withdrawal must be for at least $500 (withdrawals made pursuant to the Automatic Withdrawal Program, Required Minimum Withdrawal Option and the Substantially Equal Periodic Payment Withdrawal Option are not subject to this minimum). RBC requires that after a partial withdrawal is made you keep at least $1,000 in any investment portfolio and $1,000 in Fixed Account I. RBC also requires that after a partial withdrawal is made you keep at least $10,000 in your contract. The amount of the partial withdrawal is taken pro-rata from all investment portfolios, unless you specifically request it from a certain investment portfolio(s).

If your withdrawal request would cause the investment portfolio(s) to go below $1,000, RBC will ask you to select another investment portfolio(s) to withdraw the money from so the investment portfolios will maintain the $1,000 limit. Under the Required Minimum Withdrawal Option and the Substantially Equal Periodic Payment Withdrawal Option, the requirement to maintain $1,000 in each investment portfolio is not required. RBC reserves the right to terminate the contract if less than $10,000 remains in the contract after a partial withdrawal.

We will pay the amount of any withdrawal from the investment portfolios within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see "Suspension of Payments or Transfers" below.) Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is received soon after your payment by certified check.

There are limits to the amount you can withdraw from a TSA contract. For a more complete explanation, see the discussion in Section 6. Taxes and the discussion in the Statement of Additional Information (SAI).

   Income taxes and tax penalties may apply to any withdrawal you make.

Additional Withdrawal Option (Opt Out Provision)

   Under this option you have the ability to surrender all of the contract value during the first 30 days of the third contract year without incurring a withdrawal charge. This option must be elected before the third contract year and the effective date of the surrender must be within the first 30 days of the third contract year. This option is not available for a Section 1035 exchange, direct rollover or direct transfer to another annuity contract.

   Income taxes and tax penalties may apply to any withdrawal you make.

Automatic Withdrawal Program

   The Automatic Withdrawal Program provides periodic payments to you. Each payment must be for at least $100. You may elect to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the Remaining Purchase Payments as of the beginning of the contract year is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

   All Automatic Withdrawals will be made on the 15th day of the month unless otherwise designated, other than the 29th, 30th or 31st of any month. If any designated day is not a business day then the payment will be the next business day. You must remain in the program for a minimum of 6 months. All distributions will be by electronic fund transfer.

   If you have made a partial withdrawal prior to electing this option, the Automatic Withdrawal Program will not take effect until the next contract year.

   No other withdrawal option or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

   Income taxes and tax penalties may apply to automatic withdrawals.

Required Minimum Withdrawal Option

   If you own an IRA or a TSA contract, you may elect the Required Minimum Withdrawal Option. Under this Option, RBC will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for qualified plans. RBC will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge.

   The IRS has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

   No Dollar Cost Averaging transfers or other withdrawal option will be allowed if you are participating in the Required Minimum Withdrawal Option.

   There is no guarantee that you will not outlive payments which are scheduled to be made for your life expectancy.

   Income taxes will apply to Required Minimum Withdrawals.

Substantially Equal Periodic Payment Withdrawal Option

   Under the option, periodic withdrawals are made for your life or life expectancy or the joint life or life expectancies of you and your designated beneficiary. These scheduled periodic withdrawals are intended to qualify for an exception to the 10% penalty on distributions before age 59 1/2 under Code Sections 72(q) and 72(t). (See Section 6. Taxes-Withdrawals-Non-Qualified Contracts; Withdrawals-Qualified Contracts.)

   Withdrawals under this option will not be subject to a withdrawal charge. No other withdrawal options may be elected while the option is in effect. Once withdrawals have started, you cannot make any additional payments to the contract.

   There is no guarantee that you will not outlive payments which are scheduled to be made for your life expectancy.

Suspension of Payments or Transfers

   RBC may be required to suspend or postpone payments from the investment portfolios for withdrawals or transfers for any period when:

      1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      2. trading on the New York Stock Exchange is restricted;

      3. an emergency exists as a result of which disposal of shares of the investment portfolios is not reasonably practicable or RBC cannot reasonably value the shares of the investment portfolios;

      4. during any other period when the Securities and Exchange Commission
   (SEC), by order, so permits for the protection of owners.

   RBC has reserved the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law but not for more than 6 months.

8.  PERFORMANCE

   RBC may periodically advertise performance of the various investment portfolios. RBC will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the coverage charge and the fees and expenses of the investment portfolios. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures that will reflect the deduction of the coverage charge, contract maintenance charges, and withdrawal charges, as well as the fees and expenses of the investment portfolios. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

   RBC may advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

   RBC may, from time to time, include in its advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

   More detailed information regarding how performance is calculated is found in the Statement of Additional Information (SAI).

   Future performance will vary and the results shown are not necessarily representative of future results.

9.  DEATH BENEFIT

Upon Your Death

   If you die during the accumulation phase, RBC will pay a death benefit to your beneficiary (see below). If you have a joint owner, the death benefit will be paid when the first of you dies. The surviving joint owner will be treated as the beneficiary.

Annual Stepped-Up Death Benefit

   The amount of the death benefit depends on how old you are on the day we issue your contract. If RBC issues your contract prior to your 81st birthday, the death benefit will be the greater of 1 or 2, where:

      1. is the contract value on the Death Benefit Date; and

      2. is the death benefit reset amount described below after adjustments for purchase payments, partial withdrawals, and any charges made since the last reset date.

   However, in no case will the death benefit be less than the Total Adjusted Purchase Payments.

   The first "death benefit reset amount" is equal to the initial purchase payment. The death benefit reset amount is then re-determined on the last day of each contract year prior to your 81st birthday. On these determination dates, the death benefit reset amount is set to be the greater of:

      1. the prior year's death benefit reset amount after adjustments for purchase payments, partial withdrawals and any charges made in the past year; or

      2. the contract value.

   The Death Benefit Date is the date due proof of death and request for payment are received by us.

   Total Adjusted Purchase Payments is the total purchase payments adjusted to reflect partial withdrawals. On the issue date of the contract, the Total Adjusted Purchase Payments is equal to the initial purchase payment. The Total Adjusted Purchase Payments prior to a partial withdrawal is equal to the Total Adjusted Purchase Payments after the most recent partial withdrawal, or the issue date if there have been no partial withdrawals, plus any purchase payments made since the last partial withdrawal.

   The adjustment to the death benefit reset amount and the Total Adjusted Purchase Payments for withdrawals is pro-rata. This means that the value after a withdrawal is equal to the value prior to the withdrawal, multiplied by the contract value after the withdrawal, divided by the contract value prior to the withdrawal.

   If the owner's age at issue is 81 through 85, the death benefit will be the greater of contract value or Total Adjusted Purchase Payments.

   If the owner's age at issue is 86 or older, the amount of the death benefit will be the contract value.

   In the event that your spouse elects to continue the contract in his or her name, in accordance with the death benefit options, we will not pay a death benefit. However, the contract value will equal the amount of the death benefit as provided above. The amount of any future death benefit will be determined as provided above.

   If the ownership of the contract is changed, except where the contract is being continued by your surviving spouse, the death benefit amount will be determined as above. However, Total Adjusted Purchase Payments will be equal to the contract value on the effective date of the change of owner, adjusted for purchase payments and partial withdrawals made since the change. Death benefits will be determined based on the age of the new owner as of the date of the change.

   If the owner is a non-natural person, the age of the annuitant will be used to determine any death benefits.


   If there are joint owners, death benefits will be based on the age of the oldest joint owner.

   The death benefit amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the beneficiary.

    Appendix C to this prospectus contains examples of how the Annual Stepped-Up Death Benefit is calculated.

Plus 70/50 Optional Death Benefit Rider (Plus 70/50 Benefit)

   At the time you purchase your contract, you can elect the Plus 70/50 Optional Death Benefit Rider. This Rider may not be available in your state (check with your registered representative regarding the availability of this Rider).

   Under this Rider an additional death benefit will be paid equal to:

      1. 70% of the excess, if any, of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value for owners age 69 or younger on the date the contract was issued, or

      2. 50% of the excess, if any, of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value for owners ages 70 to 75 on the date the contract was issued.

   The excess of the Additional Death Benefit Ending Value over the Additional Death Benefit Base Value may not exceed:

      1. 70% of the Total Adjusted Purchase Payments, less purchase payments made during the 12 months prior to the Death Benefit Date, except for purchase payments made during the first contract year, for owners age 69 or younger on the date the contract was issued, or

      2. 50% of the Total Adjusted Purchase Payments, less purchase payments made during the 12 months prior to the Death Benefit Date, except for purchase payments made during the first contract year, for owners age 70-75 on the date the contract was issued.

   Additional Death Benefit Base Value is equal to the Total Adjusted Purchase Payments. For the surviving spouse who elects to continue the contract, Total Adjusted Purchase Payments is equal to the contract value on the date of continuation, adjusted to reflect purchase payments and partial withdrawals made since the date of continuation.

   Additional Death Benefit Ending Value is the lesser of:


      1. the contract value on the Death Benefit Date; and

      2. the contract value on the deceased owner's 81st birthday, if the Death Benefit Date is subsequent to the deceased owner's 81st birthday.

     Total Adjusted Purchase Payments is the total purchase payments adjusted to reflect partial withdrawals. Partial withdrawals will be reflected on a pro-rata basis. That is, the amount of Total Adjusted Purchase Payments after a partial withdrawal is equal to the Total Adjusted Purchase Payments before the withdrawal, multiplied by the contract value after the withdrawal, divided by the contract value before the withdrawal.

   If the owner of this contract is changed, death benefits under this Rider will be determined based on the age of the new owner, as of the date of the change.

   In the event that your spouse elects to continue the contract, the amount of the additional death benefit provided above will be added to the contract value. Provisions of the rider will continue as if your spouse had purchased the contract on the date of continuation, with the initial purchase payment equal to the contract value, including the additional death benefit, on that date. For purposes of calculating future death benefits, your spouse's age on the date of continuation will be used.

   If this contract is owned by joint owners, age is based on the age of the oldest joint owner. If the owner is a non-natural person, age is based on the age of the annuitant.

   If you select the Plus 70/50 Benefit, the coverage charge for your contract will be higher than it would have been without this benefit.

   You will not receive any benefit under the Plus 70/50 Benefit if there is no gain under your contract when the death benefit is calculated.

   This Rider is irrevocable.

   Appendix C to this prospectus also contains examples of how the Plus 70/50 Benefit is calculated.

   The Plus 70/50 Benefit is available for use with non-qualified contracts, with IRA contracts (including SEPs, transfers and rollovers) and TSA contracts. This feature is not available for use with Roth IRA contracts.

Payment of Death Benefits

     Upon the death of an owner during the accumulation phase, the entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name. Unless the Internal Revenue Code provides otherwise, a spousal beneficiary may only continue the contract one time. Payment to the beneficiary (other than a lump sum) may only be elected during the 60-day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

   If you or any joint owner dies during the income phase, any remaining payments under the annuity option chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the income phase, the beneficiary becomes the owner.

   See Section 6. Taxes-Taxation of Death Benefits regarding the tax treatment of death proceeds.

Death of Annuitant

   If the annuitant, who is not an owner, dies during the accumulation phase, the owner or the youngest joint owner will become the annuitant, unless another annuitant is designated. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

   Upon the death of the annuitant during the income phase, the death benefit, if any, will be as provided for in the annuity option selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

10.  OTHER INFORMATION

The Company

     Business Men's Assurance Company of America (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of Liberty Life Insurance Company (Liberty
Life), which is an insurance company domiciled in the state of South Carolina.

     The Company intends to merge with Liberty Life on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.

     The  Company's   obligations   arising  under  the  contracts  are  general
obligations of the Company.


The Separate Account

     The Company has established a separate account, RBC Variable Annuity Account A (Separate Account) (formerly known as BMA Variable Annuity Account A), to hold the assets that underlie the contracts. The Board of Directors of the Company adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts.

     The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and legally belong to the Company. However, those assets that underlie the contract are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

Distributor

     Tamarack Distributors Inc., 100 South 5th Street, Suite 2300, Minneapolis, MN 55402 acts as the distributor of the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contract, but reserve the right to discontinue the offering. Tamarack Distributors Inc. was organized under the laws of the state of Missouri on February 23, 1959. Tamarack Distributors Inc. is a member of the NASD. Tamarack Distributors Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp. and an affiliate of ours.

     Broker-dealers will be paid commissions of up to 5.4% of purchase payments in connection with the sale of the contracts. When the Company compensates a broker-dealer firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. The Company is not involved in determining the compensation of your representative. Sometimes, the Company may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission. The Company may, from time to time, pay promotional cash incentives that increase the amount of compensation.

   We may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer.

   Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.


   Contract owners should consult the prospectuses for the investment portfolios for information concerning compensation arrangements relating to the distribution of shares of the investment portfolios. Contract owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the contracts.

   The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the contracts.

Administration

   We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064, to perform certain administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract records. Claims are handled jointly between RBC and administrator.

Ownership

   Owner. You, as the owner of the contract, have all the rights under the contract. The owner is as designated at the time the contract is issued, unless changed. The beneficiary becomes the owner upon the death of the owner.

   Joint Owner. The contract can be owned by joint owners. Upon the death of either joint owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

Beneficiary

   The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

   Assignment. You can assign the contract at any time during your lifetime. RBC will not be bound by the assignment until it receives the written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

   If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Legal Proceedings

     There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, Tamarack Distributors Inc. (the principal underwriter) or the Company is a party.


Financial Statements

     The financial statements of the Company and the Separate Account have been included in the Statement of Additional Information (SAI).

                           Table of Contents of The
                      Statement of Additional Information

                Company
                Experts
                Legal Opinions
                Distributor
                Reduction or Elimination of Withdrawal Charge
                Calculation of Performance Data
                Federal Tax Status
                Annuity Provisions
                Mortality and Expense Guarantee
                Financial Statements

                                  APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

   Accumulation Unit Value History--The following schedule includes Accumulation Unit values for the periods shown. This data has been extracted from the Separate Account's audited December 31, 2005 financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes that are included in the Statement of Additional Information.

     Contracts with 1.75% Coverage Charge
     ------------------------------------
                                                                 Year or Period             Period
                                                                     Ended                  Ended
                                                                   12/31/2005            12/31/2004(1)
                                                                   ----------            ----------
     AIM VARIABLE INSURANCE FUNDS
        AIM V.I. HIGH YIELD SUB-ACCOUNT
        Unit value at beginning of period......................        $11.00               $10.00
        Unit value at end of period............................        $11.12               $11.00
        No. of ACCUMULATION UNITS outstanding at end of period.         1,554                   17
        AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.70
        No. of ACCUMULATION UNITS outstanding at end of period.            72
        AIM V.I. CORE EQUITY SUB-ACCOUNT(2)(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.79
        No. of ACCUMULATION UNITS outstanding at end of period.            39
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
        VP INCOME & GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $10.95               $10.00
        Unit value at end of period............................        $11.27               $10.95
        No. of ACCUMULATION UNITS outstanding at end of period.         4,333                   33
        VP VALUE SUB-ACCOUNT
        Unit value at beginning of period......................        $10.87               $10.00
        Unit value at end of period............................        $11.23               $10.87
        No. of ACCUMULATION UNITS outstanding at end of period.         1,420                    0
        VP ULTRA SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.03
        No. of ACCUMULATION UNITS outstanding at end of period.             0
     DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT:
        Unit value at beginning of period......................        $10.76               $10.00
        Unit value at end of period............................        $11.09               $10.76
        No. of ACCUMULATION UNITS outstanding at end of period.         3,811                1,648
     DREYFUS INVESTMENT PORTFOLIOS:
         EMERGING LEADERS SUB-ACCOUNT(3)
         Unit value at beginning of period.....................        $10.00
         Unit value at end of period...........................        $11.38
         No. of ACCUMULATION UNITS outstanding at end of period.          885
         SMALL CAP STOCK INDEX SUB-ACCOUNT(3)
         Unit value at beginning of period.....................         $10.00
         Unit value at end of period...........................         $11.54
         No. of ACCUMULATION UNITS outstanding at end of period.           226
     INVESTORS MARK SERIES FUND, INC.(4):
        MONEY MARKET SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $ 9.95               $10.00
        Unit value at end of period............................           -                 $ 9.95
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        INTERMEDIATE FIXED INCOME SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.40               $10.00
        Unit value at end of period............................           -                 $10.40
        No. of ACCUMULATION UNITS outstanding at end of period.           -                  7,929
        GLOBAL FIXED INCOME SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.28               $10.00
        Unit value at end of period............................           -                 $10.28
        No. of ACCUMULATION UNITS outstanding at end of period.             0                  249
        MID CAP EQUITY SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $11.19               $10.00
        Unit value at end of period............................           -                 $11.19
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        SMALL CAP EQUITY SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.78               $10.00
        Unit value at end of period............................           -                 $10.78
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        LARGE CAP GROWTH SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $ 9.95               $10.00
        Unit value at end of period............................           -                 $ 9.95
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        LARGE CAP VALUE SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $11.33               $10.00
        Unit value at end of period............................           -                 $11.33
        No. of ACCUMULATION UNITS outstanding at end of period.             0                   16
        GROWTH & INCOME SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $11.01               $10.00
        Unit value at end of period............................           -                 $11.01
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        BALANCED SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.89               $10.00
        Unit value at end of period............................           -                 $10.89
        No. of ACCUMULATION UNITS outstanding at end of period.             0                1,612
     JANUS ASPEN SERIES
        JANUS ASPEN SERIES INTERNATIONAL GROWTH SUB-ACCOUNT(5)
        Unit value at beginning of period......................        $12.05               $10.00
        Unit value at end of period............................        $15.68               $12.05
        No. of ACCUMULATION UNITS outstanding at end of period.         2,269                    0
        JANUS ASPEN SMALL COMPANY VALUE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.05
        No. of ACCUMULATION UNITS outstanding at end of period.             0
      LAZARD RETIREMENT SERIES, INC.:
        LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
        Unit value at beginning of period......................        $11.13               $10.00
        Unit value at end of period............................        $11.39               $11.13
        No. of ACCUMULATION UNITS outstanding at end of period.         1,612                    0
     VARIABLE INSURANCE PRODUCTS FUND (VIP)
        FIDELITY VIP OVERSEAS SUB-ACCOUNT
        Unit value at beginning of period......................        $11.22               $10.00
        Unit value at end of period............................        $13.12               $11.22
        No. of ACCUMULATION UNITS outstanding at end of period.         2,307                    0
        FIDELITY VIP GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $10.28               $10.00
        Unit value at end of period............................        $10.67               $10.28
        No. of ACCUMULATION UNITS outstanding at end of period.         1,044                    0
        FIDELITY VIP CONTRAFUND SUB-ACCOUNT
        Unit value at beginning of period......................        $10.95               $10.00
        Unit value at end of period............................        $12.57               $10.95
        No. of ACCUMULATION UNITS outstanding at end of period.         1,717                    0
        FIDELITY VIP MONEY MARKET SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.11
        No. of ACCUMULATION UNITS outstanding at end of period.        24,557
        FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.02
        No. of ACCUMULATION UNITS outstanding at end of period.        11,833
        FIDELITY VIP MID CAP SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $12.17
        No. of ACCUMULATION UNITS outstanding at end of period.         1,708
     LORD ABBETT SERIES FUND, INC.:
        LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.75
        No. of ACCUMULATION UNITS outstanding at end of period.             0
        LORD ABBETT BOND DEBENTURE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.38
        No. of ACCUMULATION UNITS outstanding at end of period.            38
        LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.80
        No. of ACCUMULATION UNITS outstanding at end of period.         3,356
        LORD ABBETT MID-CAP VALUE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.36
        No. of ACCUMULATION UNITS outstanding at end of period.           424
     T. ROWE PRICE EQUITY SERIES, INC.
        T. ROWE PRICE BLUE CHIP GROWTH SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.36
        No. of ACCUMULATION UNITS outstanding at end of period.         1,037
        T. ROWE PRICE EQUITY INCOME PORTFOLIO II SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.67
        No. of ACCUMULATION UNITS outstanding at end of period.         2,117
        T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $12.30
        No. of ACCUMULATION UNITS outstanding at end of period.            14
        T. ROWE PRICE PERSONAL STRATEGY BALANCED SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.91
        No. of ACCUMULATION UNITS outstanding at end of period.         1,914
     VANGUARD VARIABLE INSURANCE FUND
        VANGUARD MID-CAP INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.82
        No. of ACCUMULATION UNITS outstanding at end of period.           546
        VANGUARD REIT INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.43
        No. of ACCUMULATION UNITS outstanding at end of period.           167
        VANGUARD TOTAL BOND MARKET INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.00
        No. of ACCUMULATION UNITS outstanding at end of period.             0
        VANGUARD TOTAL STOCK MARKET INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.10
        No. of ACCUMULATION UNITS outstanding at end of period.             0
        VANGUARD SMALL COMPANY GROWTH SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.79
        No. of ACCUMULATION UNITS outstanding at end of period.           132
        VANGUARD CAPITAL GROWTH SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.53
        No. of ACCUMULATION UNITS outstanding at end of period.             0




    Contracts with 2.00% Coverage Charge
     ------------------------------------
                                                                 Year or Period             Period
                                                                     Ended                  Ended
                                                                   12/31/2005            12/31/2004(1)
                                                                   ----------            ----------
     AIM VARIABLE INSURANCE FUNDS
        AIM V.I. HIGH YIELD SUB-ACCOUNT
        Unit value at beginning of period......................        $11.01               $10.00
        Unit value at end of period............................        $11.07               $11.01
        No. of ACCUMULATION UNITS outstanding at end of period.           199                    0
        AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.68
        No. of ACCUMULATION UNITS outstanding at end of period.            50
        AIM V.I. CORE EQUITY SUB-ACCOUNT(2)(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.79
        No. of ACCUMULATION UNITS outstanding at end of period.            49
     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
        VP INCOME & GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $10.96               $10.00
        Unit value at end of period............................        $11.23               $10.96
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        VP VALUE SUB-ACCOUNT
        Unit value at beginning of period......................        $10.88               $10.00
        Unit value at end of period............................        $11.19               $10.88
        No. of ACCUMULATION UNITS outstanding at end of period.           899                  445
        VP ULTRA SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.01
        No. of ACCUMULATION UNITS outstanding at end of period.            49
     DREYFUS STOCK INDEX FUND, INC. SUB-ACCOUNT:

        Unit value at beginning of period......................        $10.78               $10.00
        Unit value at end of period............................        $11.05               $10.78
        No. of ACCUMULATION UNITS outstanding at end of period.           504                    0
    DREYFUS INVESTMENT PORTFOLIOS:
         EMERGING LEADERS SUB-ACCOUNT(3)
         Unit value at beginning of period.....................        $10.00
         Unit value at end of period...........................        $11.37
         No. of ACCUMULATION UNITS outstanding at end of period.           49
         SMALL CAP STOCK INDEX SUB-ACCOUNT(3)
         Unit value at beginning of period.....................        $10.00
         Unit value at end of period...........................        $11.52
         No. of ACCUMULATION UNITS outstanding at end of period.           49
      INVESTORS MARK SERIES FUND, INC.(4):
        MONEY MARKET SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $ 9.96               $10.00
        Unit value at end of period............................           -                 $ 9.96
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        INTERMEDIATE FIXED INCOME SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.42               $10.00
        Unit value at end of period............................           -                 $10.42
        No. of ACCUMULATION UNITS outstanding at end of period.             0                  740
        GLOBAL FIXED INCOME SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.30               $10.00
        Unit value at end of period............................           -                 $10.30
        No. of ACCUMULATION UNITS outstanding at end of period.             0                  301
        MID CAP EQUITY SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $11.21               $10.00
        Unit value at end of period............................           -                 $11.21
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        SMALL CAP EQUITY SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.80               $10.00
        Unit value at end of period............................           -                 $10.80
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        LARGE CAP GROWTH SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $ 9.96               $10.00
        Unit value at end of period............................           -                 $ 9.96
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        LARGE CAP VALUE SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $11.34               $10.00
        Unit value at end of period............................           -                 $11.34
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
        GROWTH & INCOME SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $11.02               $10.00
        Unit value at end of period............................           -                 $11.02
        No. of ACCUMULATION UNITS outstanding at end of period.             0                  293
        BALANCED SUB-ACCOUNT(4)
        Unit value at beginning of period......................        $10.90               $10.00
        Unit value at end of period............................           -                 $10.90
        No. of ACCUMULATION UNITS outstanding at end of period.             0                    0
     JANUS ASPEN SERIES
        JANUS ASPEN SERIES INTERNATIONAL GROWTH SUB-ACCOUNT(5)
        Unit value at beginning of period......................        $12.06               $10.00
        Unit value at end of period............................        $15.62               $12.06
        No. of ACCUMULATION UNITS outstanding at end of period.           550                    0
        JANUS ASPEN SMALL COMPANY VALUE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.03
        No. of ACCUMULATION UNITS outstanding at end of period.            49
     LAZARD RETIREMENT SERIES, INC.:
        LAZARD RETIREMENT SMALL CAP SUB-ACCOUNT
        Unit value at beginning of period......................        $11.15               $10.00
        Unit value at end of period............................        $11.35               $11.15
        No. of ACCUMULATION UNITS outstanding at end of period.         1,000                  443
     VARIABLE INSURANCE PRODUCTS FUND (VIP)
        FIDELITY VIP OVERSEAS SUB-ACCOUNT
        Unit value at beginning of period......................        $11.24               $10.00
        Unit value at end of period............................        $13.07               $11.24
        No. of ACCUMULATION UNITS outstanding at end of period.           474                  294
        FIDELITY VIP GROWTH SUB-ACCOUNT
        Unit value at beginning of period......................        $10.29                $10.00
        Unit value at end of period............................        $10.63                $10.29
        No. of ACCUMULATION UNITS outstanding at end of period.           937                   465
        FIDELITY VIP CONTRAFUND SUB-ACCOUNT
        Unit value at beginning of period......................        $10.97                $10.00
        Unit value at end of period............................        $12.52                $10.97
        No. of ACCUMULATION UNITS outstanding at end of period.           817                     0
        FIDELITY VIP MONEY MARKET SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.09
        No. of ACCUMULATION UNITS outstanding at end of period.         2,658
        FIDELITY VIP INVESTMENT GRADE BOND SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.01
        No. of ACCUMULATION UNITS outstanding at end of period.         1,157
        FIDELITY VIP MID CAP SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $12.15
        No. of ACCUMULATION UNITS outstanding at end of period.           717
     LORD ABBETT SERIES FUND, INC.:
        LORD ABBETT AMERICA'S VALUE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.73
        No. of ACCUMULATION UNITS outstanding at end of period.            49
        LORD ABBETT BOND DEBENTURE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.37
        No. of ACCUMULATION UNITS outstanding at end of period.            50
        LORD ABBETT GROWTH AND INCOME SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.79
        No. of ACCUMULATION UNITS outstanding at end of period.           816
        LORD ABBETT MID-CAP VALUE SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.35
        No. of ACCUMULATION UNITS outstanding at end of period.            49
     T. ROWE PRICE EQUITY SERIES, INC.
        T. ROWE PRICE BLUE CHIP GROWTH SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.34
        No. of ACCUMULATION UNITS outstanding at end of period.            49
        T. ROWE PRICE EQUITY INCOME PORTFOLIO II SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.65
        No. of ACCUMULATION UNITS outstanding at end of period.            49
        T. ROWE PRICE HEALTH SCIENCES PORTFOLIO II SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $12.30
        No. of ACCUMULATION UNITS outstanding at end of period.            49
        T. ROWE PRICE PERSONAL STRATEGY BALANCED SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $10.89
        No. of ACCUMULATION UNITS outstanding at end of period.           510
     VANGUARD VARIABLE INSURANCE FUND
        VANGUARD MID-CAP INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.79
        No. of ACCUMULATION UNITS outstanding at end of period.            46
        VANGUARD REIT INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.41
        No. of ACCUMULATION UNITS outstanding at end of period.            45
        VANGUARD TOTAL BOND MARKET INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $ 9.98
        No. of ACCUMULATION UNITS outstanding at end of period.            50
        VANGUARD TOTAL STOCK MARKET INDEX SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.09
        No. of ACCUMULATION UNITS outstanding at end of period.            95
        VANGUARD SMALL COMPANY GROWTH SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.76
        No. of ACCUMULATION UNITS outstanding at end of period.            45
        VANGUARD CAPITAL GROWTH SUB-ACCOUNT(3)
        Unit value at beginning of period......................        $10.00
        Unit value at end of period............................        $11.51
        No. of ACCUMULATION UNITS outstanding at end of period.            48



----------

(1) Unit values shown above are for the period commencing June 4, 2004 and ending December 31, 2004.

(2) Formerly known as INVESCO VIF - Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds, Inc. were redomesticated under AIM Variable Insurance Funds.

(3) The AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, American Century VP Ultra Fund, Dreyfus Emerging Leaders Portfolio, Dreyfus Small Cap Stock Index Portfolio, Fidelity VIP Money Market Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Fidelity VIP Mid Cap Portfolio, Janus Aspen Small Company Value Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio II, T. Rowe Price Health Sciences Portfolio II, T. Rowe Price Personal Strategy Balanced Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard REIT Index Portfolio, Vanguard Total Bond Market Index Portfolio, Vanguard Total Stock Market Index Portfolio, Vanguard Small Company Growth Portfolio and Vanguard Capital Growth Portfolio Sub-accounts commenced operations on April 29, 2005.

(4) On July 15, 2005, the Company substituted shares of the portfolios of Investors Mark Series Fund, Inc. with shares of certain series of registered investment companies.

(5) Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.


                                  APPENDIX B

                             INVESTMENT PORTFOLIOS

   The following is a summary of the investment objectives and strategies of each investment portfolio. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved. Certain portfolios may not be available in your state (check with your registered representative).

AIM VARIABLE INSURANCE FUNDS

   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. The following investment portfolios are available under the contract:

          AIM V. I. High Yield Fund (Series I Shares)

             The Fund seeks to achieve a high level of current income. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds" and preferred stocks. The Fund may invest up to 25% of its total assets in foreign securities.

          AIM V.I. Capital Development Fund (Series I Shares)

             The Fund's investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The Fund may also invest up to 25% of its total assets in foreign securities.

          AIM V.I. Core Equity Fund (Series I Shares)

             The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following investment portfolios are available under the contract:

          VP Income & Growth

             The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will generally be invested in equity securities of companies comprising the 1500 largest publicly traded companies in the United States. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

          VP Value

             This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.


          VP Ultra(R)

             The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

DREYFUS INVESTMENT PORTFOLIOS

   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolios. The following investment portfolios are available under the contract:

          Emerging Leaders Portfolio (Initial Shares)

             The Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

          Small Cap Stock Index Portfolio (Service Shares)

             The Portfolio seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index(R). To pursue this goal, the Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

             The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following investment portfolios are available under the contract:

          Janus Aspen Series International Growth Portfolio (Institutional
       Shares)

             The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets.

          Janus Aspen Series Small Company Value Portfolio (Service Shares)

             The Portfolio is designed for long-term investors who primarily seek capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index.

LAZARD RETIREMENT SERIES, INC.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following investment portfolio is available under the contract:

          Lazard Retirement Small Cap Portfolio

             The Portfolio seeks long-term capital appreciation. It invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following investment portfolios are available under the contract:

          America's Value Portfolio

             The Portfolio's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold varies daily. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.


          Bond Debenture Portfolio

             The Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Portfolio will provide shareholders with a least
          60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

          Growth and Income Portfolio

             The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely-used benchmark for large-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell 1000 Index was $890 million to $368.2 billion. This range varies daily.

          Mid-Cap Value Portfolio

             The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Portfolio will provide shareholders with a least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely-used benchmark for mid-cap stock performance. As of July 1, 2005, the market capitalization range of the Russell Mid Cap Index was $890 million to $14.6 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following investment portfolios are available under the contract:

          T. Rowe Price Blue Chip Growth Portfolio

             The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

          T. Rowe Price Equity Income Portfolio-II

             The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

          T. Rowe Price Health Sciences Portfolio-II

             The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

          T. Rowe Price Personal Strategy Balanced Portfolio

             The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VANGUARD VARIABLE INSURANCE FUND

   Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Contract value invested in Vanguard Variable Insurance Fund will have a higher coverage charge. The following investment portfolios are available under the contract:

          Mid-Cap Index Portfolio

             The Portfolio seeks to track the performance of the MSCI US MidCap 450 Index.

          REIT Index Portfolio

             The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the Morgan Stanley REIT Index.

          Total Bond Market Index Portfolio

             The Portfolio seeks to track the performance of the Lehman Brothers Aggregate Bond Index.

          Total Stock Market Index Portfolio (this Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

             The Portfolio seeks to track the performance of the S&P Total Market Index.

          Small Company Growth Portfolio

             The Portfolio seeks to provide long-term capital appreciation by investing primarily in the stocks of small companies.

          Capital Growth Portfolio

             The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

VARIABLE INSURANCE PRODUCTS FUNDS

   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following investment portfolios are available under the contract:

          Fidelity VIP Overseas Portfolio (Service Class 2)

             The VIP Overseas Portfolio seeks long-term growth of capital by investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Growth Portfolio (Service Class 2)

             The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the adviser believes have above average growth potential. The Portfolio invests in domestic and foreign issuers using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

             The VIP Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both of domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

          Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

             The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The adviser manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) Aggregate Bond Index.

          Fidelity VIP Mid Cap Portfolio (Initial Class)

             The VIP Mid Cap Portfolio seeks long-term growth of capital by investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both.

          Fidelity VIP Money Market Portfolio (Initial Class)

             The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

             Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the annuity contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.


                                  APPENDIX C

                           DEATH BENEFIT EXAMPLES

     The examples in Section A below show you how we calculate the Annual Stepped-Up Death Benefit. The examples in Section B below show you how we calculate the Plus 70/50 Optional Death Benefit if you elect the additional death benefit option. The examples are purely hypothetical and are for illustrative purposes only.

SECTION A - ANNUAL STEPPED UP DEATH BENEFIT


Example 1 - Assume a purchase payment of $100,000 is made on the issue date. Assume also that there are no additional purchase payments to or withdrawals from the contract and the contract was issued before the owner's 81st birthday. Based on the following contract values as of the last day of each contract year, the death benefit (death benefit reset amount) is:

Last Day of Contract Year                   Contract Value             Death Benefit

              1                                $108,000                              $108,000
              2                                $118,800                              $118,800
              3                                $109,300                              $118,800
              4                                $115,000                              $118,800
              5                                $125,000                              $125,000

Example 2 -   Assume a purchase payment of $100,000 is made on
the issue date. Assume also that there are no additional purchase payments to the contract and the contract was issued before the owner's 81st birthday. Based on the following contract values as of the last day of each contract year, the death benefit (death benefit reset amount) for the first three contract years is:

Last Day of Contract Year                   Contract Value             Death Benefit

              1                                $108,000                              $108,000
              2                                $118,800                              $118,800
              3                                $109,300                              $118,800

Assume that on the first day of the 4th contract year a withdrawal of $25,000 is made and the owner dies. The contract value is $84,300. The death benefit (death benefit reset amount) is $91,627. This is determined as follows:

         $118,800 x ( $84,300/$109,300 ) = $91,627



SECTION B - PLUS 70/50 OPTIONAL DEATH BENEFIT

   Example 1 - Assume a purchase payment of $100,000 is made on the issue date. Assume no withdrawals have been made, the contract was issued before the owner's 70th birthday, the contract value on the Death Benefit Date is $130,000 and the Death Benefit Date is prior to the owner's 81st birthday.

   The Plus 70/50 Optional Death Benefit is determined as follows:


         1. Contract value on Death Benefit Date less Total
            Adjusted Purchase Payments...........................   $30,000
         2. 70% of Total Adjusted Purchase Payments..............   $70,000
         3. Lesser of (1) or (2).................................   $30,000
         4. 70% of (3)...........................................   $21,000
      Thus, the Plus 70/50 Optional Death Benefit is..............  $21,000

   Example 2 - Assume a purchase payment of $100,000 is made on the issue date and an additional purchase payment of $25,000 is made 2 years later. Assume the owner dies 6 months after the additional purchase payment is made and the contract value on the Death Benefit Date is $225,000. Assume no withdrawals have been made, the contract was issued prior to the owner's 70th birthday, and the Death Benefit Date is prior to the owner's 81st birthday.

   The Plus 70/50 Optional Death Benefit is determined as follows:


        1. Contract value on Death Benefit Date less Total
           Adjusted Purchase Payments...........................   $100,000
        2. 70% of Total Adjusted Purchase Payments less
           purchase payments made in the  12 months prior to the
           Death Benefit Date...................................   $ 70,000
        3. Lesser of (1) or (2).................................   $ 70,000
        4. 70% of (3)...........................................   $ 49,000
     Thus, the Plus 70/50 Optional Death Benefit is..............  $ 49,000

   Example 3 - Assume a purchase payment of $100,000 is made on the issue date, and that the contract is issued prior to the owner's 70th birthday. Assume an additional purchase payment of $15,000 is made 2 years later. Also, assume that a withdrawal of $25,000 is made in the 4th contract year, and that the contract value just prior to the withdrawal is $155,000. Assume that the contract value on the Death Benefit Date is $130,000, and the Death Benefit Date is prior to the owner's 81st birthday.

   The Plus 70/50 Optional Death Benefit is determined as follows:


         1. Contract value on Death Benefit Date less Total
            Adjusted Purchase Payments*..........................  $33,548
         2. 70% of Total Adjusted Purchase Payments*.............  $67,516
         3. Lesser of (1) or (2).................................  $33,548
         4. 70% of (3)...........................................  $23,484
      Thus, the Plus 70/50 Optional Death Benefit is.............. $23,484

   -----
    *  Total Adjusted Purchase Payments is calculated as follows:

   (Purchase payments prior to the withdrawal) multiplied by (contract value after withdrawal) divided by (contract value before withdrawal) equals $115,000 x $130,000/$155,000 = $96,452


                              Detach and mail to:

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
               P.O. Box 19086, GREENVILLE, SC 29602-9086

   Please send me, at no charge, the Statement of Additional Information (SAI) dated May 1, 2006 for the Clarity 2+2 Variable Annuity Contract issued by RBC.

              (Please print or type and fill in all information)

    -----------------------------------------------------------------------
    Name
    -----------------------------------------------------------------------
    Address
    -------------------------  --------------------------------------------
    City                       State                               Zip Code



                                    PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                           INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                                    issued by

                         RBC VARIABLE ANNUITY ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus for the Individual Flexible Payment Variable Annuity Contracts which are referred to herein.

The Prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, call or write the Company at: (800) 423-9398, P.O. Box 19086, Greenville, South Carolina 29602-9086.

This Statement of Additional Information and the prospectus are dated May 1, 2006.



                                TABLE OF CONTENTS



                                                                      Page

COMPANY.................................................................

EXPERTS.................................................................

LEGAL OPINIONS..........................................................

DISTRIBUTOR.............................................................

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE.......................

CALCULATION OF PERFORMANCE DATA.........................................

FEDERAL TAX STATUS......................................................

ANNUITY PROVISIONS......................................................

MORTALITY AND EXPENSE GUARANTEE.........................................

FINANCIAL STATEMENTS....................................................



                                     COMPANY

Business Men's Assurance Company of America (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of Liberty Life Insurance Company (Liberty
Life), which is an insurance company domiciled in the state of South Carolina.

The Company intends to merge with Liberty Life on June 30, 2006 (pending regulatory approvals). The Company will be the surviving entity and will change its name to Liberty Life Insurance Company simultaneously with the merger.


                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Annuity Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Business Men's Assurance Company of America as of December 31, 2005 and 2004 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America) appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Contracts.

                                   DISTRIBUTOR

Tamarack Distributors Inc. ("Distributor") acts as the distributor for the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. Distributor is a Missouri corporation and its home office is located at 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402. Distributor is an affiliate of ours. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor received sales compensation with respect to the contracts in the Separate Account in the following amounts during the periods indicated:

                                                        Aggregate Amount of
                                                        Commissions Retained
   Fiscal                Aggregate Amount of             By Distributor After
    Year            Commissions Paid to Distributor   Payments to Selling Firms

    2005                     $58,017                             $ - 0 -
    2004                     $11,288                             $ - 0 -


RBC commenced sales of the contracts in 2004.

Distributor passes through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firm's registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such
additional   compensation   may   give us   greater   access   to   registered
representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts).

Bank Insurance & Securities Association
Bethel Fisher & Company Financial Service
Blue Vase Securities LLC
Capital Financial Services Inc.
Capital Investment Group
Centaurus Financial Inc.
Commonwealth Financial Network
First Allied Securities
Gunnallen Financial Inc.
H & R Block Financial Advisors Inc.
Harbour Investments Inc.
ING Financial Partners Inc.
Integrated Trading/Investments
Investors Capital Corp.
LaSalle St. Securities LLC
Preston Investments
QA3 Financial Corp.
Questar Capital Corp.
RBC Dain Rauscher

The prospectus contains more information regarding the Distributor.

                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination of the Withdrawal Charge will be unfairly discriminatory to any person.

                         CALCULATION OF PERFORMANCE DATA

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                                    n
                         P ( 1 + T)   =  ERV

         Where:

                  P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years

                ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

Yield

The Fidelity VIP Money Market Portfolio. The Company may advertise yield and effective yield information for the Fidelity VIP Money Market Portfolio ("Money Market Portfolio"). Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a seven day period. The return is determined by dividing the net change (exclusive of any capital changes and income other than investment income) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

             (Effective yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

Other Portfolios. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield.

The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                                      6
                Yield = 2 [(a-b) + 1]   - 1]
                           -----
                            cd
         Where:

         a  =  net investment income earned during the period by the
               Portfolio attributable to shares owned by the subaccount.
         b  =  expenses accrued for the period (net of reimbursements).
         c  =  the average daily number of  accumulation  units  outstanding during the period.
         d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day (or one month) periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.


                               FEDERAL TAX STATUS

Note: The following description is based upon the Company's understanding of current Federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under Federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above.

Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

Owner Control

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a contract owner and the Company regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract.

Due to continuing uncertainty in this area, the Company processes partial 1035 exchanges on a limited basis.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for Federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your Contract.

If a Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

Certain death benefits for use with a Qualified Contract, may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for Qualified Contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to Federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

Certain distributions from retirement plans qualified under Section 401, Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception is used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

Delayed Annuity Payments

Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the contract could become currently taxable to the Owner.

Qualified Plans

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Qualified Contract.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization. On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions.(See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAS

Section 408(A) of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from Federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Regulations have been proposed relating to tax-sheltered annuities which would require certain material changes to such contracts including, among others, the requirement of a written plan document and restrictions on transfers between tax-sheltered annuity contracts. The Internal Revenue Service has indicated that these proposed regulations will not be effective prior to 2007. Owners of tax-sheltered annuity contracts should consult their tax advisor to determine the effect of these proposed regulations on their Contracts.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.)

The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Required Distributions

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits.

This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.

Tax-Sheltered Annuities - Withdrawal Limitations. The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax advisor regarding any distributions.

Hurricane Victims Tax Relief

Recent tax law changes have been made regarding Qualified Contracts to provide victims of Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisors regarding their eligibility for this tax relief.

                               ANNUITY PROVISIONS

Fixed Annuity

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

Variable Annuity

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

Annuity Unit Value

On the Annuity Date a fixed number of Annuity units will be purchased as follows:

For each Subaccount the fixed number of Annuity units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1000 of value for the Annuity Option selected, and then divided by the Annuity unit value for that Subaccount on the Annuity Date. After that, the number of Annuity units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity units then allocated to such Subaccount by the Annuity unit value for that Subaccount. On each subsequent business day, the value of an Annuity unit is determined in the following way:

First: The Net Investment Factor is determined as described in the Prospectus under "Accumulation Units".

Second: The value of an Annuity unit for a business day is equal to:

                  a. the value of the Annuity unit for the immediately preceding business day;

                  b. multiplied by the Net Investment Factor for current
                     business day;

                  c. divided by the Assumed Net Investment Factor (see below)
                     for the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

The Company may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.

                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Annuity Account A as of December 31, 2005, and the related statements of operations and changes in net assets for the years ended December 31, 2005 and December 31, 2004 and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2005 and 2004 and for each of the years in the two year period ended December 31, 2005, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

   RBC Variable Annuity Account A (formerly BMA Variable Annuity Account A)

                          Financial Statements as of
                        December 31, 2005, and for the
                    Years Ended December 31, 2005 and 2004,
                     and Report of Independent Registered
                            Public Accounting Firm

                        RBC VARIABLE ANNUITY ACCOUNT A

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                ---------
Report of Independent Registered Public Accounting Firm........................................       F-1

Audited Financial Statements as of December 31, 2005, and for the years ended December 31, 2005 and 2004:

   Statements of Net Assets....................................................................       F-2

   Statements of Operations and Changes in Net Assets..........................................  F-3-F-13

   Notes to Financial Statements............................................................... F-14-F-35

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Business Men's Assurance Company
of America ("BMA") and the Contract Owners of RBC Variable Annuity Account A:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the RBC Variable Annuity Account A (formerly the BMA Variable Annuity Account A) (the "Account") of Business Men's Assurance Company of America as of December 31, 2005, and the related statements of operations and changes in net assets for periods during the years ended December 31, 2005 and 2004, for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2005 by correspondence with the sub-accounts' custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the RBC Variable Annuity Account A of Business Men's Assurance Company of America as of December 31, 2005, and the results of their operations and changes in their net assets for the years ended
December 31, 2005 and 2004, for each of the individual sub-accounts in conformity with accounting principles generally accepted in the United States of America.

Greenville, South Carolina
April 25, 2006

                        RBC VARIABLE ANNUITY ACCOUNT A

                           STATEMENTS OF NET ASSETS

                            As of December 31, 2005

                                                      Number of   Share              Balance Sheet
                                                     Shares Owned Value     Cost        Amount
                                                     ------------ ------ ----------- -------------
Assets--Investments (Note1)
Dreyfus Stock Index Fund............................    27,121    $31.82 $   787,813  $   862,975
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio......................    10,571     22.24     216,330      235,096
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.......................    22,158     22.94     491,243      508,297
   Small Cap Stock Index Portfolio..................       190     16.67       2,983        3,173
AIM Variable Investment Funds:
   AIM VI--High Yield Fund..........................    37,751      6.03     237,177      227,639
   AIM VI--Core Stock Fund..........................    19,697     19.05     361,083      375,230
   AIM VI--Capital Development Fund.................        88     16.09       1,327        1,424
   AIM VI--Core Equity Fund.........................        40     23.45         909          948
Lazard Retirement Series, Inc.:
   Retirement Small Cap Portfolio...................    62,819     16.31     873,490    1,024,576
American Century Variable Portfolios, Inc.:
   VP Income & Growth Fund..........................    57,433      7.51     383,699      431,325
   VP Value Fund....................................   147,915      8.20   1,080,676    1,212,904
   VP Ultra Fund....................................        52     10.38         493          545
The Alger American Fund:
   Growth Portfolio.................................     9,477     39.25     303,046      371,955
   MidCap Growth Portfolio..........................    69,805     21.90   1,254,562    1,528,735
   Leveraged AllCap Portfolio.......................    16,090     34.78     543,687      559,603
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio..................    32,573     20.44     493,005      665,798
   Fidelity VIP Growth Portfolio....................    15,514     33.29     466,541      516,454
   Fidelity VIP Money Market Portfolio..............   740,575      1.00     740,575      740,575
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.............    13,662     30.69     339,377      419,300
   Fidelity VIP II Investment Grade Bond Portfolio..   194,519     12.76   2,468,063    2,482,063
Variable Insurance Products III Fund (VIP III):
   Fidelity VIP III Mid Cap Portfolio...............    26,564     35.11     840,424      932,659
Janus Aspen Series
   International Growth Portfolio...................    19,646     35.53     382,811      698,014
   Small Company Value Portfolio....................        33     16.44         493          541
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio........................        38     13.93         509          528
   Bond Debenture Portfolio.........................        80     11.49         940          914
   Growth and Income Portfolio......................   113,190     26.16   3,036,327    2,961,040
   Mid-Cap Value Portfolio..........................       255     21.09       5,404        5,370
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio.......................    41,188      9.62     381,142      396,228
   Equity Income Portfolio II.......................     1,062     21.76      22,802       23,103
   Health Sciences Portfolio II.....................        66     11.62         645          771
   Personal Strategy Balanced Portfolio.............    63,552     18.41   1,147,128    1,169,991
Vanguard Variable Insurance Fund:
   Mid-Cap Index Portfolio..........................       381     18.35       6,530        6,997
   REIT Index Portfolio.............................       120     20.26       2,382        2,423
   Total Bond Market Index Portfolio................        44     11.21         493          496
   Total Stock Market Index Portfolio...............        36     29.51       1,003        1,052
   Small Company Growth Portfolio...................       107     19.61       1,988        2,092
   Capital Growth Portfolio.........................        34     16.01         498          551
                                                                         -----------  -----------
Net Assets..........................................                     $16,877,598  $18,371,385
                                                                         ===========  ===========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2005

                                                                            Investors Mark Series Fund, Inc.
                                                         ----------------------------------------------------------------------
                                                                        Growth       Large      Small      Large    Intermediate
                                                                          and         Cap        Cap        Cap        Fixed
                                                          Balanced*     Income*      Value*    Equity*    Growth*     Income*
                                                         -----------  -----------  ---------  ---------  ---------  ------------
Net investment income (loss):
   Ordinary dividend income............................. $    12,405  $    36,798  $   5,919  $      --  $   2,716  $    56,493
   Coverage charges retained by BMA.....................      (8,323)     (16,842)    (5,382)    (3,445)    (3,122)     (16,454)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Net investment income (loss)............................       4,082       19,956        537     (3,445)      (406)      40,039
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................      46,982     (112,409)    17,273     (6,806)  (173,947)     (59,079)
   Capital gains distribution...........................     185,187      457,440    112,270         --         --        1,760
   Increase (decrease) in unrealized
    appreciation on investments.........................    (264,666)    (462,205)  (140,657)   (14,071)   154,699       34,749
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Net realized and unrealized gain (loss) on
 investments............................................     (32,497)    (117,174)   (11,114)   (20,877)   (19,248)     (22,570)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets resulting from
 operations.............................................     (28,415)     (97,218)   (10,577)   (24,322)   (19,654)      17,469
Capital share transactions:
   Deposits.............................................          --           --        105         --         --           --
   Surrenders and death benefits........................    (316,761)    (310,819)   (50,520)   (33,363)   (63,461)    (164,290)
   Contract maintenance charges.........................        (102)        (534)      (132)      (111)       (68)        (253)
   Transfers between subaccounts, including fixed
    interest account....................................  (1,121,590)  (2,245,631)  (718,239)  (494,994)  (372,275)  (2,179,791)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (1,438,453)  (2,556,984)  (768,786)  (528,468)  (435,804)  (2,344,334)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets.......................  (1,466,868)  (2,654,202)  (779,363)  (552,790)  (455,458)  (2,326,865)
Net assets--beginning of year...........................   1,466,868    2,654,202    779,363    552,790    455,458    2,326,865
                                                         -----------  -----------  ---------  ---------  ---------  -----------
      Net assets--end of year........................... $        --  $        --  $      --  $      --  $      --  $        --
                                                         ===========  ===========  =========  =========  =========  ===========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                        Dreyfus Variable  Dreyfus Investment
                                            Investors Mark Series Fund, Inc.            Investment Fund       Portfolios
                                            -------------------------------             ---------------- --------------------
                                                                              Dreyfus                               Small Cap
                                                                   Global      Stock      Disciplined     Emerging    Stock
                                             Mid Cap     Money      Fixed      Index         Stock        Leaders     Index
                                             Equity*    Market*    Income*     Fund        Portfolio*    Portfolio* Portfolio*
                                            ---------  ---------  ---------  ---------  ---------------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income................ $   1,791  $   6,009  $  57,700  $  14,020      $     --      $     --    $   --
   Coverage charges retained by
    BMA....................................    (6,515)    (3,573)    (2,722)   (11,642)       (3,208)       (2,665)      (18)
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Net investment income (loss)...............    (4,724)     2,436     54,978      2,378        (3,208)       (2,665)      (18)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................   (76,766)        --    (16,903)   (29,365)       (3,801)       (1,294)        1
   Capital gains distribution..............   263,096         --         --         --            --            --        --
   Increase (decrease) in unrealized
    appreciation on investments............  (142,782)        --    (29,974)    55,331        18,780        17,055       191
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Net realized and unrealized gain (loss) on
 investments...............................    43,548         --    (46,877)    25,966        14,979        15,761       192
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets resulting
 from operations...........................    38,824      2,436      8,101     28,344        11,771        13,096       174
Capital share transactions:
   Deposits................................        --    357,640      1,470      4,710            --           500       500
   Surrenders and death benefits...........   (42,921)   (33,428)   (43,123)  (144,135)      (22,440)      (33,747)       --
   Contract maintenance charges............      (133)       (72)       (32)      (314)          (90)          (54)       --
   Transfers between subaccounts,
    including fixed interest account.......  (759,584)  (840,098)  (351,990)    20,415        16,995       528,502     2,499
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (802,638)  (515,958)  (393,675)  (119,324)       (5,535)      495,201     2,999
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets..........  (763,814)  (513,522)  (385,574)   (90,980)        6,236       508,297     3,173
Net assets--beginning of year..............   763,814    513,522    385,574    953,955       228,860            --        --
                                            ---------  ---------  ---------  ---------      --------      --------    ------
      Net assets--end of year.............. $      --  $      --  $      --  $ 862,975      $235,096      $508,297    $3,173
                                            =========  =========  =========  =========      ========      ========    ======

--------
    *See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                                    American
                                                                                                      Lazard        Century
                                                                                                    Retirement      Variable
                                                        AIM Variable Investment Funds              Series, Inc. Portfolios, Inc.
                                            -----------------------------------------------------  ------------ ----------------
                                                                      AIM VI--Capital               Retirement     VP Income
                                            AIM VI--High AIM VI--Core   Development   AIM VI--Core  Small Cap       & Growth
                                             Yield Fund  Stock Fund*       Fund*      Equity Fund*  Portfolio         Fund
                                            ------------ ------------ --------------- ------------ ------------ ----------------
Net investment income (loss):
   Ordinary dividend income................   $ 20,435     $  1,602       $   --          $ 14      $       --     $   8,408
   Coverage charges retained by
    BMA....................................     (2,753)      (5,035)         (19)          (11)        (13,698)       (5,845)
                                              --------     --------       ------          ----      ----------     ---------
Net investment income (loss)...............     17,682       (3,433)         (19)            3         (13,698)        2,563
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................      5,217      (10,844)          (3)           --          32,444        11,716
   Capital gains distribution..............         --           --           --            --          73,903            --
   Increase (decrease) in unrealized
    appreciation on investments............    (19,575)      23,485           98            40         (65,833)          821
                                              --------     --------       ------          ----      ----------     ---------
Net realized and unrealized gain (loss) on
 investments...............................    (14,358)      12,641           95            40          40,514        12,537
                                              --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets resulting
 from operations...........................      3,324        9,208           76            43          26,816        15,100
Capital share transactions:
   Deposits................................      8,335        3,032          500           500          10,262         1,215
   Surrenders and death benefits...........    (54,100)     (42,200)        (325)           --        (106,214)     (111,545)
   Contract maintenance charges............       (129)        (134)          --            --            (252)         (214)
   Transfers between subaccounts,
    including fixed interest
    account................................     65,745       40,734        1,173           405          79,741        98,876
                                              --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets resulting
 from capital share transactions...........     19,851        1,432        1,348           905         (16,463)      (11,668)
                                              --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets..........     23,175       10,640        1,424           948          10,353         3,432
Net assets--beginning of year..............    204,464      364,590           --            --       1,014,223       427,893
                                              --------     --------       ------          ----      ----------     ---------
      Net assets--end of year..............   $227,639     $375,230       $1,424          $948      $1,024,576     $ 431,325
                                              ========     ========       ======          ====      ==========     =========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                              American Century                                       Variable
                                                                  Variable                                           Insurance
                                                              Portfolios, Inc.        The Alger American Fund      Products Fund
                                                            -------------------  --------------------------------  -------------
                                                                                              MidCap    Leveraged  Fidelity VIP
                                                             VP Value   VP Ultra   Growth     Growth      AllCap     Overseas
                                                               Fund      Fund*   Portfolio* Portfolio*  Portfolio*   Portfolio
                                                            ----------  -------- ---------- ----------  ---------- -------------
Net investment income (loss):
   Ordinary dividend income................................ $   11,490    $ --   $   1,103  $       --  $      --    $  3,122
   Coverage charges retained by BMA........................    (16,168)     (7)     (5,762)    (19,284)    (8,308)     (9,296)
                                                            ----------    ----   ---------  ----------  ---------    --------
Net investment income (loss)...............................     (4,678)     (7)     (4,659)    (19,284)    (8,308)     (6,174)
Net realized and unrealized gain (loss)
 on investments:
   Net realized gain (loss) on
    investment transactions................................     34,391      --     (10,960)    (84,704)   (47,322)      9,925
   Capital gains distribution..............................    132,947      --          --      62,019         --       3,122
   Increase (decrease) in unrealized
    appreciation on investments............................   (119,116)     52      54,873     166,614    126,086      97,144
                                                            ----------    ----   ---------  ----------  ---------    --------
Net realized and unrealized gain (loss)
 on investments............................................     48,222      52      43,913     143,929     78,764     110,191
                                                            ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) in net assets resulting from operations     43,544      45      39,254     124,645     70,456     104,017
Capital share transactions:
   Deposits................................................     15,134     500          --      13,461         --       7,189
   Surrenders and death benefits...........................   (202,196)     --    (118,475)   (259,420)  (127,015)    (97,594)
   Contract maintenance charges............................       (340)     --        (129)       (226)      (148)       (192)
   Transfers between subaccounts,
    including fixed interest account.......................     25,714      --     (37,042)    (10,514)   (33,407)     54,784
                                                            ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) in net assets
 resulting from capital share
 transactions..............................................   (161,688)    500    (155,646)   (256,699)  (160,570)    (35,813)
                                                            ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) increase in net
 assets....................................................   (118,144)    545    (116,392)   (132,054)   (90,114)     68,204
Net assets--beginning of year..............................  1,331,048      --     488,347   1,660,789    649,717     597,594
                                                            ----------    ----   ---------  ----------  ---------    --------
     Net assets--end of year............................... $1,212,904    $545   $ 371,955  $1,528,735  $ 559,603    $665,798
                                                            ==========    ====   =========  ==========  =========    ========

--------
    *See Note 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                            Variable
                                                                                           Insurance
                                              Variable Insurance      Variable Insurance    Products
                                                 Products Fund         Products Fund II     Fund III     Janus Aspen Series
                                            ----------------------  ---------------------  ---------- -----------------------
                                                                                Fidelity
                                                          Fidelity               VIP II
                                                            VIP      Fidelity  Investment   Fidelity                  Small
                                            Fidelity VIP   Money      VIP II     Grade      VIP III   International  Company
                                               Growth      Market   Contrafund    Bond      Mid Cap      Growth       Value
                                             Portfolio   Portfolio* Portfolio  Portfolio*  Portfolio*   Portfolio   Portfolio*
                                            ------------ ---------- ---------- ----------  ---------- ------------- ----------
Net investment income (loss):
   Ordinary dividend income................   $  1,332    $ 10,026  $     459  $       --   $     --    $   7,909      $ --
   Coverage charges retained by
    BMA....................................     (6,828)     (3,923)    (4,083)    (15,525)    (6,401)      (9,323)       (7)
                                              --------    --------  ---------  ----------   --------    ---------      ----
Net investment income (loss)...............     (5,496)      6,103     (3,624)    (15,525)    (6,401)      (1,414)       (7)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................     (8,334)         --     44,947        (992)     6,812      165,458         1
   Capital gains distribution..............         --          --         66          --         --           --        --
   Increase (decrease) in unrealized
    appreciation on investments............     36,214          --     15,451      14,001     92,235       16,241        47
                                              --------    --------  ---------  ----------   --------    ---------      ----
Net realized and unrealized gain (loss) on
 investments...............................     27,880          --     60,464      13,009     99,047      181,699        48
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets resulting
 from operations...........................     22,384       6,103     56,840      (2,516)    92,646      180,285        41
Capital share transactions:
   Deposits................................      1,503     365,299      2,140      61,755      4,356        7,909       500
   Surrenders and death benefits...........    (20,553)    (86,514)  (114,003)   (153,581)   (28,401)    (223,937)       --
   Contract maintenance charges............       (110)       (100)      (141)       (404)      (124)        (244)       --
   Transfers between subaccounts,
    including fixed interest
    account................................     (4,467)    455,787    137,285   2,576,809    864,182      (35,316)       --
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........    (23,627)    734,472     25,281   2,484,579    840,013     (251,588)      500
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets..........     (1,243)    740,575     82,121   2,482,063    932,659      (71,303)      541
Net assets--beginning of year..............    517,697          --    337,179          --         --      769,317        --
                                              --------    --------  ---------  ----------   --------    ---------      ----
      Net assets--end of year..............   $516,454    $740,575  $ 419,300  $2,482,063   $932,659    $ 698,014      $541
                                              ========    ========  =========  ==========   ========    =========      ====

--------
    *See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                   Lord Abbett Series Fund, Inc.           T. Rowe Price Equity Series, Inc.
                                            -------------------------------------------  -------------------------------------
                                            America's     Bond    Growth and   Mid-Cap   Blue Chip     Equity        Health
                                              Value    Debenture    Income      Value      Growth      Income       Sciences
                                            Portfolio* Portfolio* Portfolio*  Portfolio* Portfolio* Portfolio II* Portfolio II*
                                            ---------- ---------- ----------  ---------- ---------- ------------- -------------
Net investment income (loss):
   Ordinary dividend income................    $ 11      $  44    $   28,372    $   23    $    413     $   115        $  --
   Coverage charges retained by BMA........      (7)       (12)      (17,871)      (28)     (2,255)       (295)         (16)
                                               ----      -----    ----------    ------    --------     -------        -----
Net investment income (loss)...............       4         32        10,501        (5)     (1,842)       (180)         (16)
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on
    investment transactions................      --         (4)        3,275        (7)       (310)          3           17
   Capital gains distribution..............       5         10       173,348       314          --         925           --
   Increase (decrease) in unrealized
    appreciation on investments............      19        (25)      (75,287)      (35)     15,086         300          126
                                               ----      -----    ----------    ------    --------     -------        -----
Net realized and unrealized gain (loss) on
 investments...............................      24        (19)      101,336       272      14,776       1,228          143
                                               ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets resulting
 from operations...........................      28         13       111,837       267      12,934       1,048          127
Capital share transactions:
   Deposits................................     500        500        22,159       500         500         500          500
   Surrenders and death benefits...........      --       (409)     (111,986)     (328)    (11,125)         --         (406)
   Contract maintenance charges............      --         --          (340)       --         (92)         --           --
   Transfers between subaccounts,
    including fixed interest account.......      --        810     2,939,370     4,931     394,011      21,555          550
                                               ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets resulting
 from capital share transactions...........     500        901     2,849,203     5,103     383,294      22,055          644
                                               ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets..........     528        914     2,961,040     5,370     396,228      23,103          771
Net assets--beginning of year..............      --         --            --        --          --          --           --
                                               ----      -----    ----------    ------    --------     -------        -----
      Net assets--end of year..............    $528      $ 914    $2,961,040    $5,370    $396,228     $23,103        $ 771
                                               ====      =====    ==========    ======    ========     =======        =====

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                            T. Rowe
                                          Price Equity
                                          Series, Inc.                 Vanguard Variable Insurance Fund
                                          ------------ ----------------------------------------------------------------
                                                                               Total      Total
                                            Personal                            Bond      Stock      Small
                                            Strategy    Mid-Cap      REIT      Market     Market    Company    Capital
                                            Balanced     Index      Index      Index      Index      Growth     Growth
                                           Portfolio*  Portfolio* Portfolio* Portfolio* Portfolio* Portfolio* Portfolio*
                                          ------------ ---------- ---------- ---------- ---------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income..............  $   10,076    $   --     $   --      $ --      $   --     $   --      $ --
   Coverage charges retained by BMA......      (6,799)      (44)       (17)       (7)         (2)       (13)       (2)
                                           ----------    ------     ------      ----      ------     ------      ----
Net investment income (loss).............       3,277       (44)       (17)       (7)         (2)       (13)       (2)
Net realized and unrealized gain (loss)
 on investments:
   Net realized gain on investment
    transactions.........................         576         2          3        --          --          1        --
   Capital gains distribution............      10,031        --         --        --          --         --        --
   Increase (decrease) in unrealized
    appreciation on investments..........      22,863       467         42         3          49        103        53
                                           ----------    ------     ------      ----      ------     ------      ----
Net realized and unrealized gain (loss)
 on investments..........................      33,470       469         45         3          49        104        53
                                           ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets
 resulting from operations...............      36,747       425         28        (4)         47         91        51
Capital share transactions:
   Deposits..............................      15,615        --        500        --          --         --        --
   Surrenders and death benefits.........     (30,128)       --         --        --          --         --        --
   Contract maintenance charges..........        (211)       --         --        --          --         --        --
   Transfers between subaccounts,
    including fixed interest account.....   1,147,968     6,572      1,895       500       1,005      2,001       500
                                           ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets
 resulting from capital share
 transactions............................   1,133,244     6,572      2,395       500       1,005      2,001       500
                                           ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets........   1,169,991     6,997      2,423       496       1,052      2,092       551
Net assets--beginning of year............          --        --         --        --          --         --        --
                                           ----------    ------     ------      ----      ------     ------      ----
     Net assets--end of year.............  $1,169,991    $6,997     $2,423      $496      $1,052     $2,092      $551
                                           ==========    ======     ======      ====      ======     ======      ====

--------
    *See Note 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2004

                                                                             Investors Mark Series Fund, Inc.
                                                            -----------------------------------------------------------------
                                                                          Growth      Large    Small     Large    Intermediate
                                                                           and         Cap      Cap       Cap        Fixed
                                                             Balanced     Income      Value    Equity    Growth      Income
                                                            ----------  ----------  --------  --------  --------  ------------
Net investment income (loss):
   Ordinary dividend income................................ $   23,217  $      423  $ 10,822  $     --  $     --   $   87,302
   Coverage charges retained by BMA........................    (15,909)    (30,010)   (8,507)   (7,326)   (6,468)     (29,181)
                                                            ----------  ----------  --------  --------  --------   ----------
Net investment income (loss)...............................      7,308     (29,587)    2,315    (7,326)   (6,468)      58,121
Net realized and unrealized gain (loss) on investments:
   Net realized (loss) gain on investment
    transactions...........................................     25,722      14,190     5,864    (8,766)  (66,484)       8,918
   Capital gains distribution..............................        670          --        --        --        --       50,418
   Increase (decrease) in unrealized appreciation on
    investments............................................    187,676     282,327    90,935    68,025    56,404      (45,512)
                                                            ----------  ----------  --------  --------  --------   ----------
Net realized and unrealized gain (loss) on
 investments...............................................    214,068     296,517    96,799    59,259   (10,080)      13,824
                                                            ----------  ----------  --------  --------  --------   ----------
Increase (decrease) in net assets resulting from operations    221,376     266,930    99,114    51,933   (16,548)      71,945
Capital share transactions:
   Deposits................................................         --      12,500    13,783     6,891    13,783           --
   Surrenders and death benefits...........................   (106,116)   (143,306)  (38,242)  (63,960)  (74,248)    (315,361)
   Contract maintenance charges............................       (415)       (888)     (207)     (210)     (197)        (620)
   Transfers between subaccounts, including fixed
    interest account.......................................    239,615     208,028     4,883    11,149     8,242      120,893
                                                            ----------  ----------  --------  --------  --------   ----------
Increase (decrease) in net assets resulting from capital
 share transactions........................................    133,084      76,334   (19,783)  (46,130)  (52,420)    (195,088)
                                                            ----------  ----------  --------  --------  --------   ----------
Increase (decrease) in net assets..........................    354,460     343,264    79,331     5,803   (68,968)    (123,143)
Net assets--beginning of year..............................  1,112,408   2,310,938   700,032   546,987   524,426    2,450,008
                                                            ----------  ----------  --------  --------  --------   ----------
      Net assets--end of year.............................. $1,466,868  $2,654,202  $779,363  $552,790  $455,458   $2,326,865
                                                            ==========  ==========  ========  ========  ========   ==========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2004

                                                                                                      Dreyfus
                                                                                                     Variable
                                                                                                    Investment
                                                         Investors Mark Series Fund, Inc.              Fund
                                                         ------------------------------             -----------
                                                                                           Dreyfus               INVESCO
                                                            Mid                  Global     Stock   Disciplined  VIF High
                                                            Cap        Money     Fixed      Index      Stock      Yield
                                                           Equity      Market    Income     Fund     Portfolio    Fund*
                                                         ---------   ---------  --------  --------  ----------- ---------
Net investment income (loss):
   Ordinary dividend income............................. $     374   $   4,406  $     --  $ 16,401   $  3,010   $  23,967
   Coverage charges retained by BMA.....................    (9,980)     (6,903)   (4,527)  (10,542)    (2,632)       (824)
                                                         ---------   ---------  --------  --------   --------   ---------
Net investment income (loss)............................    (9,606)     (2,497)   (4,527)    5,859        378      23,143
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..    24,165          --     2,005   (16,815)    (1,506)     (8,133)
   Capital gains distribution...........................    53,240          --        --        --         --          --
   Increase (decrease) in unrealized appreciation on
    investments.........................................    38,983          --    10,976    93,061     15,186     (11,782)
                                                         ---------   ---------  --------  --------   --------   ---------
Net realized and unrealized gain (loss) on investments..   116,388          --    12,981    76,246     13,680     (19,915)
                                                         ---------   ---------  --------  --------   --------   ---------
Increase (decrease) in net assets resulting from
 operations.............................................   106,782      (2,497)    8,454    82,105     14,058       3,228
Capital share transactions:
   Deposits.............................................        --     354,436    27,500       170     10,000          --
   Surrenders and death benefits........................   (65,925)    (64,914)   (8,809)  (41,803)      (211)     (2,888)
   Contract maintenance charges.........................      (324)       (189)      (72)     (334)      (102)        (33)
   Transfers between subaccounts, including fixed
    interest account....................................   (36,800)   (345,673)   24,872    21,247       (645)   (199,605)
                                                         ---------   ---------  --------  --------   --------   ---------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (103,049)    (56,340)   43,491   (20,720)     9,042    (202,526)
                                                         ---------   ---------  --------  --------   --------   ---------
Increase (decrease) in net assets.......................     3,733     (58,837)   51,945    61,385     23,100    (199,298)
Net assets--beginning of year...........................   760,081     572,359   333,629   892,570    205,760     199,298
                                                         ---------   ---------  --------  --------   --------   ---------
      Net assets--end of year........................... $ 763,814   $ 513,522  $385,574  $953,955   $228,860   $      --
                                                         =========   =========  ========  ========   ========   =========

--------
    *See Note 1



                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2004

                                                                                          American Century
                                                  AIM Variable        Lazard Retirement       Variable          The Alger
                                                Investment Funds        Series, Inc.      Portfolios, Inc.    American Fund
                                            ------------------------  ----------------- --------------------  -------------
                                                                         Retirement     VP Income
                                            AIM VI--High AIM VI--Core     Small Cap     & Growth   VP Value      Growth
                                            Yield Fund*  Stock Fund*      Portfolio       Fund       Fund       Portfolio
                                            ------------ ------------ ----------------- --------- ----------  -------------
Net investment income (loss):
   Ordinary dividend income................   $  5,924     $  3,116      $       --     $  5,045  $   11,989    $     --
   Coverage charges retained by
    BMA....................................     (1,748)      (5,093)        (11,657)      (4,977)    (15,336)     (6,961)
                                              --------     --------      ----------     --------  ----------    --------
Net investment income (loss)...............      4,176       (1,977)        (11,657)          68      (3,347)     (6,961)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................      1,233       (9,306)         19,571       (2,966)     24,149     (52,034)
   Capital gains distribution..............         --           --              --           --       9,300          --
   Increase (decrease) in unrealized
    appreciation on investments............     10,037       22,237         116,916       49,066     123,088      78,265
                                              --------     --------      ----------     --------  ----------    --------
Net realized and unrealized gain (loss) on
 investments...............................     11,270       12,931         136,487       46,100     156,537      26,231
                                              --------     --------      ----------     --------  ----------    --------
Increase (decrease) in net assets resulting
 from operations...........................     15,446       10,954         124,830       46,168     153,190      19,270
Capital share transactions:
   Deposits................................     13,783           --              --       30,235      27,565          --
   Surrenders and death benefits...........     (8,290)     (50,133)       (109,306)     (43,365)    (95,109)    (78,289)
   Contract maintenance charges............        (68)        (138)           (275)        (240)       (350)       (171)
   Transfers between subaccounts,
    including fixed interest account.......    183,593       16,862           5,894       21,584      51,375     (11,247)
                                              --------     --------      ----------     --------  ----------    --------
Increase (decrease) in net assets resulting
 from capital share transactions...........    189,018      (33,409)       (103,687)       8,214     (16,519)    (89,707)
                                              --------     --------      ----------     --------  ----------    --------
Increase (decrease) in net assets..........    204,464      (22,455)         21,143       54,382     136,671     (70,437)
Net assets at beginning of year............         --      387,045         993,080      373,511   1,194,377     558,784
                                              --------     --------      ----------     --------  ----------    --------
      Net assets at end of year............   $204,464     $364,590      $1,014,223     $427,893  $1,331,048    $488,347
                                              ========     ========      ==========     ========  ==========    ========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2004

                                                                            Variable Insurance     Variable Insurance
                                                 The Alger American Fund       Products Fund        Products Fund II
                                                 ----------------------  ------------------------  ------------------
                                                   MidCap     Leveraged  Fidelity VIP Fidelity VIP  Fidelity VIP II
                                                   Growth      AllCap      Overseas      Growth        Contrafund
                                                  Portfolio   Portfolio   Portfolio    Portfolio       Portfolio
                                                 ----------   ---------  ------------ ------------ ------------------
Net investment income (loss):
   Ordinary dividend income..................... $       --   $     --     $  5,597     $    694        $    525
   Coverage charges retained by BMA.............    (20,466)    (8,599)      (7,937)      (6,682)         (3,458)
                                                 ----------   --------     --------     --------        --------
Net investment income (loss)....................    (20,466)    (8,599)      (2,340)      (5,988)         (2,933)
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on investment
    transactions................................    (42,134)   (39,420)     (17,938)     (30,380)            548
   Capital gains distribution...................         --         --           --           --              --
   Increase (decrease) in unrealized
    appreciation on investments.................    242,007     91,636       86,218       48,436          41,393
                                                 ----------   --------     --------     --------        --------
Net realized and unrealized gain (loss) on
 investments....................................    199,873     52,216       68,280       18,056          41,941
                                                 ----------   --------     --------     --------        --------
Increase (decrease) in net assets resulting from
 operations.....................................    179,407     43,617       65,940       12,068          39,008
Capital share transactions:
   Deposits.....................................      6,891         --        6,891       20,000          30,674
   Surrenders and death benefits................   (125,819)   (65,071)     (65,270)     (61,196)        (12,139)
   Contract maintenance charges.................       (252)      (160)        (174)        (126)           (139)
   Transfers between subaccounts, including
    fixed interest account......................    (26,467)    13,643       51,301       18,946          36,759
                                                 ----------   --------     --------     --------        --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   (145,647)   (51,588)      (7,252)     (22,376)         55,155
                                                 ----------   --------     --------     --------        --------
Increase (decrease) in net assets...............     33,760     (7,971)      58,688      (10,308)         94,163
Net assets--beginning of year...................  1,627,029    657,688      538,906      528,005         243,016
                                                 ----------   --------     --------     --------        --------
      Net assets--end of year................... $1,660,789   $649,717     $597,594     $517,697        $337,179
                                                 ==========   ========     ========     ========        ========

                                                  Janus Aspen
                                                    Series
                                                 -------------
                                                 International
                                                    Growth
                                                   Portfolio
                                                 -------------
Net investment income (loss):
   Ordinary dividend income.....................   $  6,379
   Coverage charges retained by BMA.............     (9,560)
                                                   --------
Net investment income (loss)....................     (3,181)
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on investment
    transactions................................     38,782
   Capital gains distribution...................         --
   Increase (decrease) in unrealized
    appreciation on investments.................     83,498
                                                   --------
Net realized and unrealized gain (loss) on
 investments....................................    122,280
                                                   --------
Increase (decrease) in net assets resulting from
 operations.....................................    119,099
Capital share transactions:
   Deposits.....................................         --
   Surrenders and death benefits................    (53,991)
   Contract maintenance charges.................       (286)
   Transfers between subaccounts, including
    fixed interest account......................    (29,155)
                                                   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................    (83,432)
                                                   --------
Increase (decrease) in net assets...............     35,667
Net assets--beginning of year...................    733,650
                                                   --------
      Net assets--end of year...................   $769,317
                                                   ========



                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2005, and for the years ended December 31, 2005 and 2004

1. Organization

   RBC Variable Annuity Account A (formerly known as the BMA Variable Annuity Account A) (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Business Men's Assurance Company of America ("BMA"). The Account name was changed in April 2006. The assets of the Account are legally segregated from those of BMA. BMA is wholly owned by the Liberty Life Insurance Company whose ultimate parent is the Royal Bank of Canada ("RBC"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   The Account includes two investment products: a variable annuity and an annuity with both fixed and variable portions ("VA 2+2"), which was first offered during 2004. Both of these products also have the option of an additional death benefit. The basic death benefit is equal to the contract value or the annual reset amount. The additional death benefit option provides for an increase to the basic death benefit and includes an additional charge of 20 basis points on the contract value for the variable annuity and 25 basis points on the contract value for VA 2+2.

  Investments

   Apart from the fixed account offered by VA 2+2, the deposits of the Account are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The fixed account offers minimum interest rates that are guaranteed by BMA. Absent any other contract provisions wherein BMA contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Funds, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market, and Global Fixed Income. Effective July 15, 2005, the shares in the IMSF funds were substituted with shares of certain series of other registered investment companies as follows:

IMSF Fund           Substituted with:
---------           -----------------
Balanced            T. Rowe Price Equity Series, Inc.--Personal Strategy Balanced Portfolio
Growth and Income   Lord Abbett Series Fund, Inc.--Growth and Income Portfolio
Large Cap Value     Lord Abbett Series Fund, Inc.--Growth and Income Portfolio
Small Cap Equity    Dreyfus Investment Portfolios--Emerging Leaders Portfolio
Large Cap Growth    T. Rowe Price Equity Series, Inc.--Blue Chip Growth Portfolio
Intermediate Fixed  Variable Insurance Products Fund II--Fidelity VIP II Investment Grade Bond
  Income            Portfolio
Mid Cap Equity      Variable Insurance Products Fund III--Fidelity VIP III Mid Cap Portfolio
Money Market        Variable Insurance Products Fund--Fidelity VIP Money Market Portfolio
Global Fixed Income Variable Insurance Products Fund II--Fidelity VIP II Investment Grade Bond
                    Portfolio

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio. Effective July 15, 2005, the Dreyfus Disciplined Stock Portfolio was discontinued as an investment option. This did not affect existing investments.

                        RBC VARIABLE ANNUITY ACCOUNT A

   Dreyfus Investment Portfolios: Effective May 1, 2005, the Emerging Leaders Portfolio and Small Cap Stock Index Portfolio were added as investment options.

   INVESCO Variable Investment Funds: VIF-High Yield Fund and VIF-Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds were reorganized under AIM Variable Insurance Funds.

   Lazard Retirement Series, Inc.: Retirement Small Cap Portfolio.

   American Century Variable Portfolios, Inc.: VP Income & Growth Fund and VP Value Fund. Effective May 1, 2005, the VP Ultra Fund was added as an investment option.

   The Alger American Fund: Growth Portfolio, Mid Cap Growth Portfolio and Leveraged AllCap Portfolio. The Alger American Fund portfolios were discontinued as investment options effective July 15, 2005. This did not affect existing investments.

   Variable Insurance Products Fund ("VIP"): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio. Effective May 1, 2005, the Fidelity VIP Money Market Portfolio was added as an investment option.

   Variable Insurance Products Fund II ("VIP II"): Fidelity VIP II Contrafund Portfolio. Effective May 1, 2005, the Fidelity VIP II Investment Grade Bond Portfolio was added as an investment option.

   Variable Insurance Products Fund III ("VIP III"): Effective May 1, 2005, the Fidelity VIP III Mid Cap Portfolio was added as an investment option.

   Janus Aspen Series: International Growth Portfolio. Effective May 1, 2005, the Small Company Value Portfolio was added as an investment option.

   AIM Variable Investment Funds: AIM VI--High Yield Fund and AIM VI--Core Stock Fund. Effective May 1, 2005, the AIM VI--Capital Development Fund and AIM VI--Core Equity Fund were added as investment options. Effective
   July 15, 2005, the AIM VI Core Stock Fund was discontinued as an investment option. This did not affect existing investments.

   Lord Abbett Series Fund, Inc.: Effective May 1, 2005, the America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid-Cap Value Portfolio were added as investment options.

   T. Rowe Price Equity Series, Inc.: Effective May 1, 2005, the Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio were added as investment options.

   Vanguard Variable Insurance Fund.: Effective May 1, 2005, the Mid-Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio were added as investment options.

  Management of the Funds

   Effective July 15, 2005, BMA substituted the shares of the IMSF portfolios with shares of certain series of other registered investment companies as described above. Prior to the substitution, under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF were made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of BMA whose ultimate parent is RBC. IMA had engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money

                        RBC VARIABLE ANNUITY ACCOUNT A

Market Portfolio, and the Global Fixed Income Portfolio. Effective July 1, 2003, The Boston Company Asset Management, LLC became subadvisor for the Mid Cap Equity Portfolio. IMA had engaged Columbia Management Advisors to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA had engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA had engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA had engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Variable Annuity Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA. The following summarizes those amounts:

      Coverage Charges: Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.25% and 1.75% of the average daily value of each contract for variable annuity and VA 2+2 policies, respectively. Both products also offer the option of an additional death benefit. If this option is selected, BMA is compensated by a total fee equivalent to an annual rate of 1.45% and 2.00% of the average daily value of the contract for variable annuity and VA 2+2 policies, respectively. In addition, BMA receives a fund facilitation fee equivalent to 0.20% of the average daily value of the

                        RBC VARIABLE ANNUITY ACCOUNT A
   contract on investments in the Vanguard Variable Insurance Fund. Coverage charges are recognized as a reduction in accumulation unit values.

      Contract Maintenance Charge: The Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. The contract maintenance charge is recognized as a redemption of units.

      Other Charges: For variable annuity policies, transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. For VA 2+2 policies, transfers in excess of 20 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence. These charges are recognized as a redemption of units.

      Withdrawal Charge: For variable annuity policies, a contingent deferred sales charge is assessed by the Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year. For VA 2+2 policies, a contingent deferred sales charge is assessed by the Account against certain withdrawals during the first four years of the contract, declining from 7% in the first year to 5% in the fourth year. This charge is withheld from the proceeds of the withdrawal by BMA with the net amount being remitted to the contractholder. These charges are not recorded in the financial statements of the Account.

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by subaccount were as follows:

                                                  Year ended December 31,
                                                  -----------------------
                                                          2005
                                                  -----------------------
                                                   Cost of     Proceeds
                                                  Purchases   from Sales
                                                  ---------   ----------
          IMSF Balanced.......................... $219,786    $1,468,969
          IMSF Growth and Income.................  538,526     2,618,113
          IMSF Large Cap Value...................  174,793       830,772
          IMSF Small Cap Equity..................   39,738       571,651
          IMSF Large Cap Growth..................   57,331       493,541
          IMSF Intermediate Fixed Income.........  187,029     2,489,564
          IMSF Mid Cap Equity....................  458,270     1,002,536
          IMSF Money Market......................  449,800       963,322
          IMSF Global Fixed Income...............   96,878       435,575
          Dreyfus Stock Index Fund...............   91,405       208,352
          Dreyfus Disciplined Stock Portfolio....   48,188        56,931
          Dreyfus Emerging Leaders Portfolio.....  536,771        44,234
          Dreyfus Small Cap Stock Index Portfolio    2,998            17
          AIM VI--High Yield Fund................  155,088       117,556
          AIM VI--Core Stock Fund................  147,999       150,000
          AIM VI--Capital Development Fund.......    1,671           341

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                      Year ended December 31,
                                                     -------------------------
                                                               2005
                                                     -------------------------
                                                       Cost of   Proceeds from
                                                      Purchases      Sales
                                                     ----------- -------------
  AIM VI--Core Equity Fund.......................... $       919  $        10
  Lazard Retirement Small Cap Portfolio.............     251,956      208,215
  American Century VP Income & Growth Fund..........     209,623      218,728
  American Century VP Value Fund....................     282,007      315,427
  American Century VP Ultra Fund....................         500            7
  Alger American Growth Portfolio...................      31,098      191,402
  Alger American MidCap Growth Portfolio............     173,720      387,683
  Alger American Leveraged AllCap Portfolio.........      62,101      230,979
  Fidelity VIP Overseas Portfolio...................     224,058      262,924
  Fidelity VIP Growth Portfolio.....................     127,673      156,796
  Fidelity VIP Money Market Portfolio...............     998,658      258,083
  Fidelity VIP II Contrafund Portfolio..............     209,209      187,485
  Fidelity VIP II Investment Grade Bond Portfolio...   2,788,392      319,338
  Fidelity VIP III Mid Cap Portfolio................   1,018,371      184,759
  Janus Aspen International Growth Portfolio........     123,605      376,608
  Janus Aspen Small Company Value Portfolio.........         500            7
  Lord Abbett America's Value Portfolio.............         516            7
  Lord Abbett Bond Debenture Portfolio..............       1,363          420
  Lord Abbett Growth and Income Portfolio...........   3,323,780      290,728
  Lord Abbett Mid-Cap Value Portfolio...............       5,768          356
  T. Rowe Price Blue Chip Growth Portfolio..........     420,158       38,706
  T. Rowe Price Equity Income Portfolio II..........      22,881           81
  T. Rowe Price Health Sciences Portfolio II........       1,074          446
  T. Rowe Price Personal Strategy Balanced Portfolio   1,199,116       52,564
  Vanguard Mid-Cap Index Portfolio..................       6,578           49
  Vanguard REIT Index Portfolio.....................       2,900          522
  Vanguard Total Bond Market Index Portfolio........         499            6
  Vanguard Total Stock Market Index Portfolio.......       1,014           11
  Vanguard Small Company Growth Portfolio...........       2,007           20
  Vanguard Capital Growth Portfolio.................         504            6
                                                     -----------  -----------
                                                     $14,696,819  $15,133,847
                                                     ===========  ===========

5. Summary of Unit Transactions

   Account deposits and terminations, withdrawals and expense charges by units follow:

                                                         Number of Units
                                                        ----------------
                                                           Year ended
                                                          December 31,
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
      IMSF Balanced:
         Beginning balance.............................  98,682   88,452
         Deposits......................................   1,252   21,042
         Terminations, withdrawals and expense charges. (99,934) (10,812)
                                                        -------  -------
         Ending balance................................      --   98,682
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        -----------------
                                                            Year ended
                                                           December 31,
                                                        -----------------
                                                          2005      2004
                                                        --------  -------
      IMSF Growth and Income:
         Beginning balance.............................  169,547  164,767
         Deposits......................................      765   17,886
         Terminations, withdrawals and expense charges. (170,312) (13,106)
                                                        --------  -------
         Ending balance................................       --  169,547
                                                        ========  =======
      IMSF Large Cap Value:
         Beginning balance.............................   61,560   63,197
         Deposits......................................    1,530    2,509
         Terminations, withdrawals and expense charges.  (63,090)  (4,146)
                                                        --------  -------
         Ending balance................................       --   61,560
                                                        ========  =======
      IMSF Small Cap Equity:
         Beginning balance.............................   43,756   47,369
         Deposits......................................    1,165    2,596
         Terminations, withdrawals and expense charges.  (44,921)  (6,209)
                                                        --------  -------
         Ending balance................................       --   43,756
                                                        ========  =======
      IMSF Large Cap Growth:
         Beginning balance.............................   48,195   54,171
         Deposits......................................    1,036    4,389
         Terminations, withdrawals and expense charges.  (49,231) (10,365)
                                                        --------  -------
         Ending balance................................       --   48,195
                                                        ========  =======
      IMSF Intermediate Fixed Income:
         Beginning balance.............................  174,082  187,311
         Deposits......................................    6,937    7,972
         Terminations, withdrawals and expense charges. (181,019) (21,201)
                                                        --------  -------
         Ending balance................................       --  174,082
                                                        ========  =======
      IMSF Mid Cap Equity:
         Beginning balance.............................   44,642   51,469
         Deposits......................................    7,800    1,492
         Terminations, withdrawals and expense charges.  (52,442)  (8,319)
                                                        --------  -------
         Ending balance................................       --   44,642
                                                        ========  =======
      IMSF Money Market:
         Beginning balance.............................   45,574   50,655
         Deposits......................................   44,428   38,581
         Terminations, withdrawals and expense charges.  (90,002) (43,662)
                                                        --------  -------
         Ending balance................................       --   45,574
                                                        ========  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                           Year ended
                                                          December 31,
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
      IMSF Global Fixed Income:
         Beginning balance.............................  29,589   26,164
         Deposits......................................   3,010    5,597
         Terminations, withdrawals and expense charges. (32,599)  (2,172)
                                                        -------  -------
         Ending balance................................      --   29,589
                                                        =======  =======
      Dreyfus Stock Index Fund:
         Beginning balance.............................  99,861  102,157
         Deposits......................................   2,432    3,044
         Terminations, withdrawals and expense charges. (15,036)  (5,340)
                                                        -------  -------
         Ending balance................................  87,257   99,861
                                                        =======  =======
      Dreyfus Disciplined Stock Portfolio:
         Beginning balance.............................  26,063   24,974
         Deposits......................................   2,389    1,494
         Terminations, withdrawals and expense charges.  (2,927)    (405)
                                                        -------  -------
         Ending balance................................  25,525   26,063
                                                        =======  =======
      Dreyfus Emerging Leaders Portfolio:
         Beginning balance.............................      --       --
         Deposits......................................  53,687       --
         Terminations, withdrawals and expense charges.  (4,245)      --
                                                        -------  -------
         Ending balance................................  49,442       --
                                                        =======  =======
      Dreyfus Small Cap Stock Index Portfolio:
         Beginning balance.............................      --       --
         Deposits......................................     275       --
         Terminations, withdrawals and expense charges.      --       --
                                                        -------  -------
         Ending balance................................     275       --
                                                        =======  =======
      INVESCO VIF--High Yield Fund:
         Beginning balance.............................      --   21,207
         Deposits......................................      --    1,613
         Terminations, withdrawals and expense charges.      --  (22,820)
                                                        -------  -------
         Ending balance................................      --       --
                                                        =======  =======
      AIM VI--High Yield Fund:
         Beginning balance.............................  19,003       --
         Deposits......................................   8,958   25,456
         Terminations, withdrawals and expense charges.  (7,137)  (6,453)
                                                        -------  -------
         Ending balance................................  20,824   19,003
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                            Year ended
                                                           December 31,
                                                         ---------------
                                                           2005    2004
                                                         -------  ------
       AIM VI--Core Stock Fund:
          Beginning balance.............................  34,729  37,953
          Deposits......................................   4,754   2,022
          Terminations, withdrawals and expense charges.  (4,465) (5,246)
                                                         -------  ------
          Ending balance................................  35,018  34,729
                                                         =======  ======
       AIM VI--Capital Development Fund:
          Beginning balance.............................      --      --
          Deposits......................................     152      --
          Terminations, withdrawals and expense charges.     (30)     --
                                                         -------  ------
          Ending balance................................     122      --
                                                         =======  ======
       AIM VI--Core Equity Fund:
          Beginning balance.............................      --      --
          Deposits......................................      88      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      88      --
                                                         =======  ======
       Lazard Retirement Small Cap Portfolio:
          Beginning balance.............................  56,186  62,296
          Deposits......................................   7,991   1,501
          Terminations, withdrawals and expense charges.  (8,050) (7,611)
                                                         -------  ------
          Ending balance................................  56,127  56,186
                                                         =======  ======
       American Century VP Income and Growth Fund:
          Beginning balance.............................  41,321  40,377
          Deposits......................................   9,384   5,983
          Terminations, withdrawals and expense charges. (10,699) (5,039)
                                                         -------  ------
          Ending balance................................  40,006  41,321
                                                         =======  ======
       American Century VP Value Fund:
          Beginning balance.............................  84,466  85,405
          Deposits......................................   5,179   7,778
          Terminations, withdrawals and expense charges. (14,835) (8,717)
                                                         -------  ------
          Ending balance................................  74,810  84,466
                                                         =======  ======
       American Century VP Ultra Fund:
          Beginning balance.............................      --      --
          Deposits......................................      49      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      49      --
                                                         =======  ======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                           Year ended
                                                          December 31,
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
      Alger American Growth Portfolio:
         Beginning balance.............................  73,345   87,390
         Deposits......................................   2,009    3,890
         Terminations, withdrawals and expense charges. (24,914) (17,935)
                                                        -------  -------
         Ending balance................................  50,440   73,345
                                                        =======  =======
      Alger American MidCap Growth Portfolio:
         Beginning balance............................. 164,993  180,427
         Deposits......................................   8,900    7,615
         Terminations, withdrawals and expense charges. (34,000) (23,049)
                                                        -------  -------
         Ending balance................................ 139,893  164,993
                                                        =======  =======
      Alger American Leveraged AllCap Portfolio:
         Beginning balance............................. 106,798  115,509
         Deposits......................................   3,762    7,390
         Terminations, withdrawals and expense charges. (29,182) (16,101)
                                                        -------  -------
         Ending balance................................  81,378  106,798
                                                        =======  =======
      Fidelity VIP Overseas Portfolio:
         Beginning balance.............................  73,325   74,100
         Deposits......................................  16,622   10,467
         Terminations, withdrawals and expense charges. (21,232) (11,242)
                                                        -------  -------
         Ending balance................................  68,715   73,325
                                                        =======  =======
      Fidelity VIP Growth Portfolio:
         Beginning balance.............................  81,507   84,964
         Deposits......................................  11,047    8,214
         Terminations, withdrawals and expense charges. (15,457) (11,671)
                                                        -------  -------
         Ending balance................................  77,097   81,507
                                                        =======  =======
      Fidelity VIP Money Market Portfolio:
         Beginning balance.............................      --       --
         Deposits......................................  95,678       --
         Terminations, withdrawals and expense charges. (22,397)      --
                                                        -------  -------
         Ending balance................................  73,281       --
                                                        =======  =======
      Fidelity VIP II Contrafund Portfolio:
         Beginning balance.............................  32,193   26,385
         Deposits......................................  12,970    8,335
         Terminations, withdrawals and expense charges. (10,513)  (2,527)
                                                        -------  -------
         Ending balance................................  34,650   32,193
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                            Year ended
                                                           December 31,
                                                         ---------------
                                                           2005    2004
                                                         -------  ------
       Fidelity VIP II Investment Grade Bond Portfolio:
          Beginning balance.............................      --      --
          Deposits...................................... 266,256      --
          Terminations, withdrawals and expense charges. (17,984)     --
                                                         -------  ------
          Ending balance................................ 248,272      --
                                                         =======  ======
       Fidelity VIP III Mid Cap Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................  88,746      --
          Terminations, withdrawals and expense charges.  (4,847)     --
                                                         -------  ------
          Ending balance................................  83,899      --
                                                         =======  ======
       Janus Aspen International Growth Portfolio:
          Beginning balance.............................  45,313  50,761
          Deposits......................................     917   1,430
          Terminations, withdrawals and expense charges. (13,932) (6,878)
                                                         -------  ------
          Ending balance................................  32,298  45,313
                                                         =======  ======
       Janus Aspen Small Company Value Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      49      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      49      --
                                                         =======  ======
       Lord Abbett America's Value Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      49      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      49      --
                                                         =======  ======
       Lord Abbett Bond Debenture Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................     128      --
          Terminations, withdrawals and expense charges.     (40)     --
                                                         -------  ------
          Ending balance................................      88      --
                                                         =======  ======
       Lord Abbett Growth and Income Portfolio:
          Beginning balance.............................      --      --
          Deposits...................................... 303,698      --
          Terminations, withdrawals and expense charges. (18,576)     --
                                                         -------  ------
          Ending balance................................ 285,122      --
                                                         =======  ======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ----------------
                                                            Year ended
                                                           December 31,
                                                         ----------------
                                                           2005    2004
                                                         -------  -------
       Lord Abbett Mid-Cap Value Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................     504       --
          Terminations, withdrawals and expense charges.     (31)      --
                                                         -------  -------
          Ending balance................................     473       --
                                                         =======  =======
       T. Rowe Price Blue Chip Growth Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................  40,154       --
          Terminations, withdrawals and expense charges.  (1,979)      --
                                                         -------  -------
          Ending balance................................  38,175       --
                                                         =======  =======
       T. Rowe Price Equity Income Portfolio II:
          Beginning balance.............................      --       --
          Deposits......................................   2,166       --
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................   2,166       --
                                                         =======  =======
       T. Rowe Price Health Sciences Portfolio II:
          Beginning balance.............................      --       --
          Deposits......................................      98       --
          Terminations, withdrawals and expense charges.     (35)      --
                                                         -------  -------
          Ending balance................................      63       --
                                                         =======  =======
       T. Rowe Price Personal Strategy Balance Portfolio
          Beginning balance.............................      --       --
          Deposits...................................... 116,214       --
          Terminations, withdrawals and expense charges.  (2,989)      --
                                                         -------  -------
          Ending balance................................ 113,225       --
                                                         =======  =======
       Vanguard Mid-Cap Index Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................     592       --
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................     592       --
                                                         =======  =======
       Vanguard REIT Index Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................     212       --
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................     212       --
                                                         =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                           Year ended
                                                          December 31,
                                                         ---------------
                                                          2005    2004
                                                         ------- -------
       Vanguard Total Bond Market Index Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      50      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................      50      --
                                                         ======= =======
       Vanguard Total Stock Market Index Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      95      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................      95      --
                                                         ======= =======
       Vanguard Small Company Growth Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................     177      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................     177      --
                                                         ======= =======
       Vanguard Capital Growth Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      48      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................      48      --
                                                         ======= =======

6. Unit Fair Value

   The Company sells two different products which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, both products offer an additional death benefit option. Differences in the fee structures result in four different unit values, expense ratios and total returns. Unit value information and financial ratios for each subaccount are as follows:

                                                               Investment
                                            Unit                 Income     Total
                                    Units   Value   Net Assets   Ratio*   Return***
                                   ------- -------- ---------- ---------- ---------
Year ended December 31, 2005
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..................      -- $     --  $     --     0.94%     -1.09%
   IMSF Growth and Income.........      --       --        --     1.47%     -2.06%
   IMSF Large Cap Value...........      --       --        --     0.77%     -0.77%
   IMSF Small Cap Equity..........      --       --        --     0.00%     -2.34%
   IMSF Large Cap Growth..........      --       --        --     0.62%     -2.34%
   IMSF Intermediate Fixed Income.      --       --        --     2.40%      0.36%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                              Investment
                                                            Unit                Income     Total
                                                     Units  Value  Net Assets   Ratio*   Return***
                                                    ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   IMSF Mid Cap Equity.............................      -- $   -- $       --    0.22%      2.31%
   IMSF Money Market...............................      --     --         --    1.20%      0.38%
   IMSF Global Fixed Income........................      --     --         --   14.78%      1.06%
   Dreyfus Stock Index Fund........................  67,505  10.15    685,003    1.57%      3.47%
   Dreyfus Disciplined Stock Portfolio.............  22,853   9.36    213,830    0.00%      4.93%
   Dreyfus Emerging Leaders Portfolio..............  46,984  10.26    482,048    0.00%      1.19%
   AIM VI--High Yield Fund.........................  18,391  10.92    200,761    9.83%      1.49%
   AIM VI--Core Stock Fund.........................  34,696  10.72    371,798    0.43%      2.10%
   Lazard Retirement Small Cap Portfolio...........  50,418  18.64    939,844    0.00%      2.70%
   American Century VP Income and Growth Fund......  31,674  10.91    345,448    2.10%      3.41%
   American Century VP Value Fund..................  67,667  16.36  1,107,136    0.91%      3.74%
   Alger American Growth Portfolio.................  38,484   7.38    283,980    0.25%     10.64%
   Alger American MidCap Growth Portfolio.......... 132,376  10.92  1,445,897    0.00%      8.44%
   Alger American Leveraged AllCap Portfolio.......  80,254   6.88    551,957    0.00%     13.16%
   Fidelity VIP Overseas Portfolio.................  63,006   9.55    601,689    0.50%     17.32%
   Fidelity VIP Growth Portfolio...................  74,665   6.59    492,412    0.26%      4.11%
   Fidelity VIP Money Market Portfolio.............  38,596  10.11    390,105    1.80%      0.50%
   Fidelity VIP II Contrafund Portfolio............  31,293  12.07    377,666    0.12%     15.17%
   Fidelity VIP II Investment Grade Bond Portfolio. 205,728  10.00  2,056,688    0.00%      0.00%
   Fidelity VIP III Mid Cap Portfolio..............  80,074  11.09    887,647    0.00%      5.00%
   Janus Aspen International Growth Portfolio......  28,244  22.19    626,587    1.10%     30.68%
   Lord Abbett Growth and Income Portfolio......... 261,774  10.38  2,717,126    0.97%      1.74%
   T. Rowe Price Blue Chip Growth Portfolio........  36,890  10.35    381,830    0.11%      1.60%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................  89,069  10.32    919,443    0.89%      1.47%
1.45% Expense Ratio**
   IMSF Balanced...................................      --     --         --    0.94%     -1.13%
   IMSF Growth and Income..........................      --     --         --    1.47%     -2.13%
   IMSF Large Cap Value............................      --     --         --    0.77%     -0.82%
   IMSF Small Cap Equity...........................      --     --         --    0.00%     -2.32%
   IMSF Large Cap Growth...........................      --     --         --    0.62%     -2.37%
   IMSF Intermediate Fixed Income..................      --     --         --    2.40%      0.33%
   IMSF Mid Cap Equity.............................      --     --         --    0.22%      2.27%
   IMSF Money Market...............................      --     --         --    1.20%      0.31%
   IMSF Global Fixed Income........................      --     --         --   14.78%      1.05%
   Dreyfus Stock Index Fund........................  15,437   8.43    130,134    1.57%      3.18%
   Dreyfus Disciplined Stock Portfolio.............   2,635   7.91     20,852    0.00%      4.63%
   Dreyfus Emerging Leaders Portfolio..............   1,524  10.25     15,622    0.00%      1.15%
   AIM VI--High Yield Fund.........................     680  10.88      7,399    9.83%      1.21%
   AIM VI--Core Stock Fund.........................      --     --         --    0.43%      0.00%
   Lazard Retirement Small Cap Portfolio...........   3,097  17.77     55,016    0.00%      2.54%
   American Century VP Income and Growth Fund......   3,999   9.26     37,029    2.10%      3.12%
   American Century VP Value Fund..................   4,824  16.53     79,757    0.91%      3.51%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   Alger American Growth Portfolio................. 11,783 $ 7.30  $ 85,997     0.25%     10.44%
   Alger American MidCap Growth Portfolio..........  6,067  10.80    65,545     0.00%      8.22%
   Alger American Leveraged AllCap Portfolio.......  1,124   6.80     7,646     0.00%     12.77%
   Fidelity VIP Overseas Portfolio.................  2,928   9.45    27,653     0.50%     17.10%
   Fidelity VIP Growth Portfolio...................    451   6.52     2,943     0.26%      3.99%
   Fidelity VIP Money Market Portfolio.............  7,470  10.10    75,427     1.80%      0.46%
   Fidelity VIP II Contrafund Portfolio............    823  11.94     9,822     0.12%     15.03%
   Fidelity VIP II Investment Grade Bond Portfolio. 29,554   9.99   295,184     0.00%     -0.06%
   Fidelity VIP III Mid Cap Portfolio..............  1,400  11.07    15,504     0.00%      4.90%
   Janus Aspen International Growth Portfolio......  1,235  22.06    27,238     1.10%     30.38%
   Lord Abbett Growth and Income Portfolio......... 19,176  10.37   198,858     0.97%      1.70%
   T. Rowe Price Blue Chip Growth Portfolio........    199  10.34     2,061     0.11%      1.56%
   T. Rowe Price Personal Strategy Balanced
     Portfolio..................................... 21,732  10.31   224,125     0.89%      1.42%
Year ended December 31, 2005
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.29%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.31%
   IMSF Large Cap Value............................     --     --        --     0.77%     -1.00%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.51%
   IMSF Large Cap Growth...........................     --     --        --     0.62%     -2.56%
   IMSF Intermediate Fixed Income..................     --     --        --     2.40%      0.16%
   IMSF Mid Cap Equity.............................     --     --        --     0.22%      2.08%
   IMSF Money Market...............................     --     --        --     1.20%      0.11%
   IMSF Global Fixed Income........................     --     --        --    14.78%      0.84%
   Dreyfus Stock Index Fund........................  3,811  11.09    42,269     1.57%      3.07%
   Dreyfus Disciplined Stock Portfolio.............     37  11.19       414     0.00%      4.48%
   Dreyfus Emerging Leaders Portfolio..............    885  11.38    10,069     0.00%      9.28%
   Dreyfus Small Cap Stock Index Portfolio.........    226  11.54     2,608     0.00%     10.35%
   AIM VI--High Yield Fund.........................  1,554  11.12    17,281     9.83%      1.09%
   AIM VI--Core Stock Fund.........................    322  10.66     3,432     0.43%      1.72%
   AIM VI--Capital Development Fund................     72  11.70       845     0.00%     11.43%
   AIM VI--Core Equity Fund........................     39  10.79       415     1.79%      5.31%
   Lazard Retirement Small Cap Portfolio...........  1,612  11.39    18,368     0.00%      2.34%
   American Century VP Income and Growth Fund......  4,333  11.27    48,848     2.10%      2.92%
   American Century VP Value Fund..................  1,420  11.23    15,947     0.91%      3.31%
   American Century VP Ultra Fund..................     --  11.03        --     0.00%      6.92%
   Alger American Growth Portfolio.................    173  11.41     1,978     0.25%      3.26%
   Alger American MidCap Growth Portfolio..........    692  11.95     8,265     0.00%     15.46%
   Alger American Leveraged AllCap Portfolio.......     --  11.67        --     0.00%     12.64%
   Fidelity VIP Overseas Portfolio.................  2,307  13.12    30,260     0.50%     16.93%
   Fidelity VIP Growth Portfolio...................  1,044  10.67    11,138     0.26%      3.79%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.75% Expense Ratio** (Continued)
   Fidelity VIP Money Market Portfolio............. 24,557 $10.11  $248,218     1.80%      0.74%
   Fidelity VIP II Contrafund Portfolio............  1,717  12.57    21,584     0.12%     14.79%
   Fidelity VIP II Investment Grade Bond Portfolio. 11,833  10.02   118,614     0.00%      0.13%
   Fidelity VIP III Mid Cap Portfolio..............  1,708  12.17    20,798     0.00%     14.59%
   Janus Aspen International Growth Portfolio......  2,269  15.68    35,592     1.10%     30.12%
   Janus Aspen Small Company Value Portfolio.......     --  11.05        --     0.00%      7.06%
   Lord Abbett America's Value Portfolio...........     --  10.75        --     2.14%      5.04%
   Lord Abbett Bond Debenture Portfolio............     38  10.38       395     5.44%      2.55%
   Lord Abbett Growth and Income Portfolio.........  3,356  10.80    36,259     0.97%      5.38%
   Lord Abbett Mid-Cap Value Portfolio.............    424  11.36     4,812     1.14%      9.14%
   T. Rowe Price Blue Chip Growth Portfolio........  1,037  11.36    11,778     0.11%      9.14%
   T. Rowe Price Equity Income Portfolio II........  2,117  10.67    22,578     1.66%      4.50%
   T. Rowe Price Health Sciences Portfolio II......     14  12.30       167     0.00%     15.46%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................  1,914  10.91    20,874     0.89%      6.12%
   Vanguard Mid-Cap Index Portfolio................    546  11.82     6,458     0.00%     12.23%
   Vanguard REIT Index Portfolio...................    167  11.43     1,907     0.00%      9.61%
   Vanguard Total Bond Market Index Portfolio......     --  10.00        --     0.00%      0.00%
   Vanguard Total Stock Market Index Portfolio.....     --  11.10        --     0.00%      7.39%
   Vanguard Small Company Growth Portfolio.........    132  11.79     1,559     0.00%     12.03%
   Vanguard Capital Growth Portfolio...............     --  11.53        --     0.00%     10.29%
2.00% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.19%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.21%
   IMSF Large Cap Value............................     --     --        --     0.77%     -0.91%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.46%
   IMSF Large Cap Growth...........................     --     --        --     0.62%     -2.50%
   IMSF Intermediate Fixed Income..................     --     --        --     2.40%      0.21%
   IMSF Mid Cap Equity.............................     --     --        --     0.22%      2.13%
   IMSF Money Market...............................     --     --        --     1.20%      0.22%
   IMSF Global Fixed Income........................     --     --        --    14.78%      0.89%
   Dreyfus Stock Index Fund........................    504  11.05     5,569     1.57%      2.50%
   Dreyfus Disciplined Stock Portfolio.............     --  11.16        --     0.00%      4.01%
   Dreyfus Emerging Leaders Portfolio..............     49  11.37       558     0.00%      9.21%
   Dreyfus Small Cap Stock Index Portfolio.........     49  11.52       565     0.00%     10.22%
   AIM VI--High Yield Fund.........................    199  11.07     2,198     9.83%      0.54%
   AIM VI--Core Stock Fund.........................     --  10.62        --     0.43%      1.14%
   AIM VI--Capital Development Fund................     50  11.68       579     0.00%     11.29%
   AIM VI--Core Equity Fund........................     49  10.79       533     1.79%      5.31%
   Lazard Retirement Small Cap Portfolio...........  1,000  11.35    11,348     0.00%      1.79%
   American Century VP Income and Growth Fund......     --  11.23        --     2.10%      2.46%
   American Century VP Value Fund..................    899  11.19    10,064     0.91%      2.85%
   American Century VP Ultra Fund..................     49  11.01       545     0.00%      6.79%
   Alger American Growth Portfolio.................     --  11.37        --     0.25%      2.71%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                          Investment
                                                        Unit                Income     Total
                                                 Units  Value  Net Assets   Ratio*   Return***
                                                ------- ------ ---------- ---------- ---------
2.00% Expense Ratio** (Continued)
   Alger American MidCap Growth Portfolio......     758 $11.90 $    9,028    0.00%     14.75%
   Alger American Leveraged AllCap Portfolio...      --  11.62         --    0.00%     12.05%
   Fidelity VIP Overseas Portfolio.............     474  13.07      6,196    0.50%     16.28%
   Fidelity VIP Growth Portfolio...............     937  10.63      9,961    0.26%      3.30%
   Fidelity VIP Money Market Portfolio.........   2,658  10.09     26,825    1.80%      0.60%
   Fidelity VIP II Contrafund Portfolio........     817  12.52     10,228    0.12%     14.13%
   Fidelity VIP II Investment Grade Bond
     Portfolio.................................   1,157  10.01     11,577    0.00%      0.07%
   Fidelity VIP III Mid Cap Portfolio..........     717  12.15      8,710    0.00%     14.45%
   Janus Aspen International Growth Portfolio..     550  15.62      8,597    1.10%     29.52%
   Janus Aspen Small Company Value Portfolio...      49  11.03        541    0.00%      6.92%
   Lord Abbett America's Value Portfolio.......      49  10.73        528    2.14%      4.91%
   Lord Abbett Bond Debenture Portfolio........      50  10.37        519    5.44%      2.49%
   Lord Abbett Growth and Income Portfolio.....     816  10.79      8,797    0.97%      5.31%
   Lord Abbett Mid-Cap Value Portfolio.........      49  11.35        558    1.14%      9.08%
   T. Rowe Price Blue Chip Growth Portfolio....      49  11.34        559    0.11%      9.01%
   T. Rowe Price Equity Income Portfolio II....      49  10.65        525    1.66%      4.37%
   T. Rowe Price Health Sciences Portfolio II..      49  12.30        604    0.00%     15.46%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.................................     510  10.89      5,549    0.89%      5.98%
   Vanguard Mid-Cap Index Portfolio............      46  11.79        539    0.00%     12.03%
   Vanguard REIT Index Portfolio...............      45  11.41        516    0.00%      9.48%
   Vanguard Total Bond Market Index Portfolio..      50   9.98        496    0.00%     -0.13%
   Vanguard Total Stock Market Index Portfolio.      95  11.09      1,052    0.00%      7.33%
   Vanguard Small Company Growth Portfolio.....      45  11.76        533    0.00%     11.83%
   Vanguard Capital Growth Portfolio...........      48  11.51        551    0.00%     10.15%
Year ended December 31, 2004
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced...............................  81,557  14.95  1,219,083    1.89%     18.84%
   IMSF Growth and Income...................... 164,087  15.77  2,587,825    0.02%     11.21%
   IMSF Large Cap Value........................  50,495  12.68    640,073    1.52%     14.34%
   IMSF Small Cap Equity.......................  42,241  12.74    537,937    0.00%      9.54%
   IMSF Large Cap Growth.......................  47,813   9.48    453,362    0.00%     -3.17%
   IMSF Intermediate Fixed Income.............. 148,593  13.58  2,017,365    3.77%      3.19%
   IMSF Mid Cap Equity.........................  43,901  17.13    752,130    0.05%     15.43%
   IMSF Money Market...........................  38,731  11.40    441,520    0.81%     -0.44%
   IMSF Global Fixed Income....................  23,428  13.26    310,533    0.00%      2.47%
   Dreyfus Stock Index Fund....................  81,370   9.81    798,593    1.81%      9.24%
   Dreyfus Disciplined Stock Portfolio.........  23,476   8.92    209,309    1.40%      6.57%
   AIM VI--High Yield Fund.....................  16,794  10.76    180,726    2.92%      5.28%
   AIM VI--Core Stock Fund.....................  34,729  10.50    364,590    0.90%      2.94%
   Lazard Retirement Small Cap Portfolio.......  52,760  18.15    957,578    0.00%     13.44%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   American Century VP Income and Growth Fund.  36,063 $10.55 $  380,621    1.32%     11.52%
   American Century VP Value Fund.............  79,064  15.77  1,247,050    0.98%     12.88%
   Alger American Growth Portfolio............  60,021   6.67    400,283    0.00%      4.22%
   Alger American MidCap Growth Portfolio..... 156,783  10.07  1,578,852    0.00%     11.64%
   Alger American Leveraged AllCap Portfolio.. 104,432   6.08    635,449    0.00%      6.67%
   Fidelity VIP Overseas Portfolio............  70,031   8.14    570,089    1.04%     11.97%
   Fidelity VIP Growth Portfolio..............  80,590   6.33    510,082    0.14%      1.77%
   Fidelity VIP II Contrafund Portfolio.......  31,383  10.48    328,769    0.19%     13.79%
   Janus Aspen International Growth Portfolio.  43,667  16.98    741,462    0.90%     17.51%
1.45% Expense Ratio**
   IMSF Balanced..............................  15,513  14.84    230,210    1.89%     18.53%
   IMSF Growth and Income.....................   5,167  12.22     63,147    0.02%     10.99%
   IMSF Large Cap Value.......................  11,049  12.59    139,107    1.52%     14.14%
   IMSF Small Cap Equity......................   1,515   9.80     14,853    0.00%      9.25%
   IMSF Large Cap Growth......................     382   5.49      2,096    0.00%     -3.35%
   IMSF Intermediate Fixed Income.............  16,820  13.03    219,221    3.77%      2.92%
   IMSF Mid Cap Equity........................     741  15.76     11,684    0.05%     15.20%
   IMSF Money Market..........................   6,843  10.52     72,002    0.81%     -0.66%
   IMSF Global Fixed Income...................   5,611  12.36     69,378    0.00%      2.15%
   Dreyfus Stock Index Fund...................  16,843   8.17    137,596    1.81%      9.08%
   Dreyfus Disciplined Stock Portfolio........   2,587   7.56     19,551    1.40%      6.33%
   AIM VI--High Yield Fund....................   2,192  10.75     23,555    2.92%      5.22%
   AIM VI--Core Stock Fund....................      --   9.18         --    0.90%      2.80%
   Lazard Retirement Small Cap Portfolio......   2,983  17.33     51,710    0.00%     13.19%
   American Century VP Income and Growth
     Fund.....................................   5,225   8.98     46,907    1.32%     11.41%
   American Century VP Value Fund.............   4,957  15.97     79,158    0.98%     12.70%
   Alger American Growth Portfolio............  13,324   6.61     88,064    0.00%      3.93%
   Alger American MidCap Growth Portfolio.....   8,210   9.98     81,937    0.00%     11.38%
   Alger American Leveraged AllCap Portfolio..   2,366   6.03     14,268    0.00%      6.73%
   Fidelity VIP Overseas Portfolio............   3,000   8.07     24,206    1.04%     11.77%
   Fidelity VIP Growth Portfolio..............     452   6.27      2,835    0.14%      1.62%
   Fidelity VIP II Contrafund Portfolio.......     810  10.38      8,410    0.19%     13.44%
   Janus Aspen International Growth Portfolio.   1,646  16.92     27,855    0.90%     17.26%
Year ended December 31, 2004
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   IMSF Balanced..............................   1,612  10.89     17,575    1.89%      5.04%
   IMSF Growth and Income.....................      --  11.01         --    0.02%      5.72%
   IMSF Large Cap Value.......................      16  11.33        183    1.52%      7.54%
   IMSF Small Cap Equity......................      --  10.78         --    0.00%      4.42%
   IMSF Large Cap Growth......................      --   9.95         --    0.00%     -0.28%
   IMSF Intermediate Fixed Income.............   7,929  10.40     82,584    3.77%      2.27%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                       Investment
                                                     Unit                Income     Total
                                               Units Value  Net Assets   Ratio*   Return***
                                               ----- ------ ---------- ---------- ---------
1.75% Expense Ratio** (Continued)
   IMSF Mid Cap Equity........................    -- $11.19  $    --      0.05%      6.74%
   IMSF Money Market..........................    --   9.95       --      0.81%     -0.28%
   IMSF Global Fixed Income...................   249  10.28    2,568      0.00%      1.59%
   Dreyfus Stock Index Fund................... 1,648  10.76   17,766      1.81%      4.31%
   Dreyfus Disciplined Stock Portfolio........    --  10.71       --      1.40%      4.02%
   AIM VI--High Yield Fund....................    17  11.00      183      2.92%      5.67%
   AIM VI--Core Stock Fund....................    --  10.48       --      0.90%      2.72%
   Lazard Retirement Small Cap Portfolio......    --  11.13       --      0.00%      6.40%
   American Century VP Income and Growth Fund.    33  10.95      365      1.32%      5.38%
   American Century VP Value Fund.............    --  10.87       --      0.98%      4.93%
   Alger American Growth Portfolio............    --  11.05       --      0.00%      5.95%
   Alger American MidCap Growth Portfolio.....    --  10.35       --      0.00%      1.98%
   Alger American Leveraged AllCap Portfolio..    --  10.36       --      0.00%      2.04%
   Fidelity VIP Overseas Portfolio............    --  11.22       --      1.04%      6.91%
   Fidelity VIP Growth Portfolio..............    --  10.28       --      0.14%      1.59%
   Fidelity VIP II Contrafund Portfolio.......    --  10.95       --      0.19%      5.38%
   Janus Aspen International Growth Portfolio.    --  12.05       --      0.90%     11.62%
2.00% Expense Ratio**
   IMSF Balanced..............................    --  10.90       --      1.89%      5.10%
   IMSF Growth and Income.....................   293  11.02    3,230      0.02%      5.78%
   IMSF Large Cap Value.......................    --  11.34       --      1.52%      7.59%
   IMSF Small Cap Equity......................    --  10.80       --      0.00%      4.53%
   IMSF Large Cap Growth......................    --   9.96       --      0.00%     -0.23%
   IMSF Intermediate Fixed Income.............   740  10.42    7,695      3.77%      2.38%
   IMSF Mid Cap Equity........................    --  11.21       --      0.05%      6.86%
   IMSF Money Market..........................    --   9.96       --      0.81%     -0.23%
   IMSF Global Fixed Income...................   301  10.30    3,095      0.00%      1.70%
   Dreyfus Stock Index Fund...................    --  10.78       --      1.81%      4.42%
   Dreyfus Disciplined Stock Portfolio........    --  10.73       --      1.40%      4.14%
   AIM VI--High Yield Fund....................    --  11.01       --      2.92%      5.72%
   AIM VI--Core Stock Fund....................    --  10.50       --      0.90%      2.83%
   Lazard Retirement Small Cap Portfolio......   443  11.15    4,935      0.00%      6.52%
   American Century VP Income and Growth Fund.    --  10.96       --      1.32%      5.44%
   American Century VP Value Fund.............   445  10.88    4,840      0.98%      4.99%
   Alger American Growth Portfolio............    --  11.07       --      0.00%      6.06%
   Alger American MidCap Growth Portfolio.....    --  10.37       --      0.00%      2.10%
   Alger American Leveraged AllCap Portfolio..    --  10.37       --      0.00%      2.10%
   Fidelity VIP Overseas Portfolio............   294  11.24    3,299      1.04%      7.03%
   Fidelity VIP Growth Portfolio..............   465  10.29    4,780      0.14%      1.64%
   Fidelity VIP II Contrafund Portfolio.......    --  10.97       --      0.19%      5.50%
   Janus Aspen International Growth Portfolio.    --  12.06       --      0.90%     11.67%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
Year ended December 31, 2003
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  80,421 $12.58 $1,011,891    2.35%     34.88%
   IMSF Growth and Income..................... 156,606  14.18  2,221,063    0.93%     30.19%
   IMSF Large Cap Value.......................  50,933  11.09    564,714    1.32%     22.05%
   IMSF Small Cap Equity......................  45,851  11.63    533,368    0.00%     42.12%
   IMSF Large Cap Growth......................  52,691   9.79    516,015    0.12%     25.33%
   IMSF Intermediate Fixed Income............. 158,900  13.16  2,090,466    3.90%      3.79%
   IMSF Mid Cap Equity........................  48,438  14.84    718,627    0.17%     33.91%
   IMSF Money Market..........................  42,006  11.45    480,808    0.63%     -0.57%
   IMSF Global Fixed Income...................  20,267  12.94    262,303    0.00%      3.54%
   Dreyfus Stock Index Fund...................  85,364   8.98    766,759    1.58%     26.77%
   Dreyfus Disciplined Stock Portfolio........  22,385   8.37    187,356    0.92%     22.00%
   INVESCO VIF--High Yield Fund...............  18,365   9.50    174,427    5.79%     23.49%
   INVESCO VIF--Core Equity Fund..............  37,953  10.20    387,045    1.28%     21.08%
   Lazard Retirement Small Cap Portfolio......  57,261  16.00    916,001    0.00%     35.52%
   American Century VP Income and Growth
     Fund.....................................  34,362   9.46    325,015    1.38%     27.74%
   American Century VP Value Fund.............  78,882  13.97  1,101,932    1.14%     27.36%
   Alger American Growth Portfolio............  73,391   6.40    469,796    0.00%     33.48%
   Alger American MidCap Growth Portfolio..... 171,879   9.02  1,550,457    0.00%     45.95%
   Alger American Leveraged AllCap Portfolio.. 111,414   5.70    634,531    0.00%     33.05%
   Fidelity VIP Overseas Portfolio............  71,226   7.27    518,145    0.53%     41.26%
   Fidelity VIP Growth Portfolio..............  83,685   6.22    520,108    0.12%     30.89%
   Fidelity VIP II Contrafund Portfolio.......  25,801   9.21    237,674    0.33%     26.61%
   Janus Aspen International Growth Portfolio.  46,792  14.45    676,370    1.16%     33.41%
1.45% Expense Ratio**
   IMSF Balanced..............................   8,031  12.52    100,517    2.35%     34.61%
   IMSF Growth and Income.....................   8,161  11.01     89,875    0.93%     29.93%
   IMSF Large Cap Value.......................  12,264  11.03    135,318    1.32%     21.81%
   IMSF Small Cap Equity......................   1,518   8.97     13,619    0.00%     41.84%
   IMSF Large Cap Growth......................   1,480   5.68      8,411    0.12%     25.08%
   IMSF Intermediate Fixed Income.............  28,411  12.66    359,542    3.90%      3.59%
   IMSF Mid Cap Equity........................   3,031  13.68     41,455    0.17%     33.64%
   IMSF Money Market..........................   8,649  10.59     91,551    0.63%     -0.77%
   IMSF Global Fixed Income...................   5,897  12.10     71,326    0.00%      3.33%
   Dreyfus Stock Index Fund...................  16,793   7.49    125,811    1.58%     26.51%
   Dreyfus Disciplined Stock Portfolio........   2,589   7.11     18,404    0.92%     21.75%
   INVESCO VIF--High Yield Fund...............   2,842   8.75     24,871    5.79%     23.24%
   INVESCO VIF--Core Equity Fund..............      --     --         --     N/A      20.84%
   Lazard Retirement Small Cap Portfolio......   5,035  15.31     77,079    0.00%     35.24%
   American Century VP Income and Growth Fund.   6,015   8.06     48,496    1.38%     27.49%
   American Century VP Value Fund.............   6,523  14.17     92,445    1.14%     27.10%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   Alger American Growth Portfolio............  13,999 $ 6.36 $   88,988    0.00%     33.21%
   Alger American MidCap Growth Portfolio.....   8,548   8.96     76,572    0.00%     45.66%
   Alger American Leveraged AllCap Portfolio..   4,095   5.65     23,157    0.00%     32.78%
   Fidelity VIP Overseas Portfolio............   2,874   7.22     20,761    0.53%     40.98%
   Fidelity VIP Growth Portfolio..............   1,279   6.17      7,897    0.12%     30.63%
   Fidelity VIP II Contrafund Portfolio.......     584   9.15      5,342    0.33%     26.35%
   Janus Aspen International Growth Portfolio.   3,969  14.43     57,280    1.16%     33.24%
Year ended December 31, 2002
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  89,673   9.33    836,465    2.67%    -14.55%
   IMSF Growth and Income..................... 154,821  10.90  1,686,861    0.70%    -19.31%
   IMSF Large Cap Value.......................  52,135   9.09    473,686    0.93%    -12.72%
   IMSF Small Cap Equity......................  49,038   8.18    401,376    0.00%    -25.72%
   IMSF Large Cap Growth......................  47,511   7.81    371,229    0.00%    -29.37%
   IMSF Intermediate Fixed Income............. 190,416  12.68  2,413,527    4.47%      6.12%
   IMSF Mid Cap Equity........................  48,503  11.08    537,410    0.22%    -14.58%
   IMSF Money Market..........................  47,974  11.51    552,283    1.55%      0.21%
   IMSF Global Fixed Income...................  21,144  12.50    264,302    2.03%      5.64%
   Berger IPT International...................  69,441   8.38    581,702    3.41%    -22.29%
   Dreyfus Stock Index Fund...................  89,135   7.09    631,558    1.38%    -23.32%
   Dreyfus Disciplined Stock Portfolio........  22,311   6.86    153,071    0.72%    -23.57%
   INVESCO VIF High Yield Portfolio...........  22,583   7.69    173,704   11.09%     -2.53%
   INVESCO VIF Core Equity Portfolio..........  37,332   8.42    314,445    1.51%    -20.11%
   Lazard Retirement Small Cap Portfolio......  62,297  11.80    735,376    0.00%    -18.70%
   American Century VP Income and Growth......  33,781   7.40    250,118    1.09%    -20.37%
   American Century VP Value..................  80,501  10.97    882,974    0.62%    -13.71%
   Alger American Growth Portfolio............  71,614   4.80    343,428    0.04%    -33.82%
   Alger American MidCap Growth Portfolio..... 168,723   6.18  1,042,753    0.00%    -30.42%
   Alger American Leveraged AllCap Portfolio.. 113,606   4.28    486,278    0.01%    -34.73%
   Fidelity VIP Overseas Portfolio............  70,996   5.15    365,610    0.70%    -21.45%
   Fidelity VIP Growth Portfolio..............  80,094   4.75    380,294    0.10%    -31.17%
   Fidelity VIP II Contrafund Portfolio.......  25,619   7.28    186,399    0.57%    -10.72%
1.45% Expense Ratio**
   IMSF Balanced..............................   5,201   9.30     48,356    2.67%    -14.73%
   IMSF Growth and Income.....................   6,637   8.48     56,263    0.70%    -19.47%
   IMSF Large Cap Value.......................  12,551   9.06    113,719    0.93%    -12.89%
   IMSF Small Cap Equity......................   2,048   6.33     12,955    0.00%    -25.87%
   IMSF Large Cap Growth......................   1,567   4.54      7,118    0.00%    -29.51%
   IMSF Intermediate Fixed Income.............  13,710  12.22    167,489    4.47%      5.90%
   IMSF Mid Cap Equity........................   1,807  10.24     18,498    0.22%    -14.76%
   IMSF Money Market..........................  32,461  10.67    346,282    1.55%      0.01%
   IMSF Global Fixed Income...................   3,222  11.71     37,723    2.03%      5.43%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                        Investment
                                                      Unit                Income     Total
                                               Units  Value  Net Assets   Ratio*   Return***
                                              ------- ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   Berger IPT International..................   9,674 $ 5.40 $   52,200    3.41%    -22.44%
   Dreyfus Stock Index Fund..................  16,709   5.92     98,943    1.38%    -23.48%
   Dreyfus Disciplined Stock Portfolio.......   2,524   5.84     14,738    0.72%    -23.72%
   INVESCO VIF High Yield Portfolio..........     560   7.09      3,973   11.09%     -2.72%
   INVESCO VIF Core Equity Portfolio.........      --     --         --    1.51%    -20.27%
   Lazard Retirement Small Cap Portfolio.....   2,812  11.32     31,824    0.00%    -18.87%
   American Century VP Income and Growth.....   6,432   6.32     40,676    1.09%    -20.53%
   American Century VP Value.................   2,526  11.15     28,169    0.62%    -13.88%
   Alger American Growth Portfolio...........  16,638   4.77     79,390    0.04%    -33.95%
   Alger American MidCap Growth Portfolio....   5,947   6.15     36,568    0.00%    -30.55%
   Alger American Leveraged AllCap Portfolio.   4,045   4.26     17,227    0.01%    -34.86%
   Fidelity VIP Overseas Portfolio...........   2,942   5.13     15,078    0.70%    -21.61%
   Fidelity VIP Growth Portfolio.............   1,217   4.73      5,751    0.10%    -31.30%
   Fidelity VIP II Contrafund Portfolio......     585   7.24      4,236    0.57%    -10.90%
Year ended December 31, 2001
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced.............................  65,184  10.92    711,646    3.52%      2.25%
   IMSF Growth and Income.................... 120,916  13.50  1,632,269    0.62%      7.74%
   IMSF Large Cap Value......................  53,464  10.41    556,427    1.32%      2.81%
   IMSF Small Cap Equity.....................  59,776  11.02    658,767    0.00%     10.84%
   IMSF Large Cap Growth.....................  50,011  11.06    553,277    0.00%     25.50%
   IMSF Intermediate Fixed Income............ 150,064  11.94  1,792,439    7.71%      5.88%
   IMSF Mid Cap Equity.......................  48,414  12.97    627,978    0.26%     -3.91%
   IMSF Money Market.........................  32,435  11.50    372,840    3.21%      2.48%
   IMSF Global Fixed Income..................  23,053  11.83    272,800    4.70%      3.10%
   Berger IPT International..................  64,713  10.78    697,548    1.08%     21.26%
   Dreyfus Stock Index Fund..................  76,710   9.24    708,892    1.15%     13.27%
   Dreyfus Disciplined Stock Portfolio.......  15,005   8.98    134,703    0.49%     14.35%
   INVESCO VIF High Yield Portfolio..........  15,924   7.89    125,652    0.00%     15.99%
   INVESCO VIF Core Equity Portfolio.........  36,255  10.54    382,273    0.00%     10.10%
   Lazard Retirement Small Cap Portfolio.....  19,568  14.52    284,118    0.10%     17.15%
   American Century VP Income and Growth.....  38,180   9.30    355,021    0.83%     -9.49%
   American Century VP Value.................  49,334  12.71    627,075    0.78%     11.42%
   Alger American Growth Portfolio...........  60,561   7.25    438,873    0.20%     12.91%
   Alger American MidCap Growth Portfolio.... 111,490   8.88    990,265    0.00%      7.68%
   Alger American Leveraged AllCap Portfolio.  99,924   6.56    655,332    0.00%     16.97%
   Fidelity VIP Overseas Portfolio...........  58,147   6.56    381,188    4.08%     22.17%
   Fidelity VIP Growth Portfolio.............  45,927   6.90    316,786    0.06%     18.88%
   Fidelity VIP II Contrafund Portfolio......  19,807   8.15    161,433    0.61%     13.54%
1.45% Expense Ratio**
   IMSF Balanced.............................   5,020  10.90     54,738    3.52%      2.05%
   IMSF Growth and Income....................   6,915  10.52     72,773    0.62%     -7.92%

                        RBC VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6. Unit Fair Value (Continued)

                                                                       Investment
                                                     Unit                Income     Total
                                              Units  Value  Net Assets   Ratio*   Return***
                                              ------ ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   IMSF Large Cap Value...................... 12,145 $10.40  $126,298     1.32%     -3.01%
   IMSF Small Cap Equity.....................  2,052   8.53    17,510     0.00%    -11.02%
   IMSF Large Cap Growth.....................    809   6.45     5,215     0.00%     25.65%
   IMSF Intermediate Fixed Income............ 34,462  11.54   397,550     7.71%      5.67%
   IMSF Mid Cap Equity.......................  2,916  12.01    35,011     0.26%     -4.10%
   IMSF Money Market......................... 31,773  10.67   339,110     3.21%      2.28%
   IMSF Global Fixed Income..................  3,533  11.10    39,228     4.70%      2.92%
   Berger IPT International..................  8,730   6.96    60,733     1.08%    -21.42%
   Dreyfus Stock Index Fund.................. 17,566   7.74   135,940     1.15%    -13.44%
   Dreyfus Disciplined Stock Portfolio.......  2,567   7.65    19,649     0.49%    -14.52%
   INVESCO VIF High Yield Portfolio..........    418   7.30     3,051     0.00%    -16.15%
   INVESCO VIF Core Equity Portfolio.........    309   9.27     2,865     0.00%    -10.28%
   Lazard Retirement Small Cap Portfolio.....  3,542  13.95    49,408     0.10%     16.91%
   American Century VP Income and Growth.....  6,113   7.96    48,643     0.83%     -9.67%
   American Century VP Value.................  2,511  12.95    32,511     0.78%     11.20%
   Alger American Growth Portfolio........... 11,706   7.23    84,578     0.20%    -13.08%
   Alger American MidCap Growth Portfolio....  4,434   8.86    39,266     0.00%     -7.87%
   Alger American Leveraged AllCap Portfolio.  2,757   6.54    18,027     0.00%    -17.14%
   Fidelity VIP Overseas Portfolio...........  2,206   6.54    14,419     4.08%    -22.32%
   Fidelity VIP Growth Portfolio.............  1,320   6.88     9,078     0.06%    -19.04%
   Fidelity VIP II Contrafund Portfolio......  1,068   8.13     8,679     0.61%    -13.71%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
 **These ratios represent the annualized contract expenses of the separate account, which consists of the coverage charge. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

7. Subsequent Events

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of Liberty Life Insurance Company into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                  Business Men's Assurance Company of America

            Statutory-Basis Financial Statements as of and for the
                    Years Ended December 31, 2005 and 2004,
                       and Independent Auditors' Report

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of and for the Years Ended December 31, 2005 and 2004:

 Statements of Admitted Assets, Liabilities, and Surplus......................................  F-2-F-3

 Statements of Income.........................................................................      F-4

 Statements of Changes in Capital and Surplus.................................................      F-5

 Statements of Cash Flows.....................................................................  F-6-F-7

 Notes to Financial Statements................................................................ F-8-F-35

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Business Men's Assurance Company of America
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Business Men's Assurance Company of America (the "Company") as of December 31, 2005 and 2004, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 or 2004, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

April 25, 2006

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                                (In Thousands)

                                                                                             2005       2004
                                                                                          ---------- ----------
ADMITTED ASSETS
   Cash and Investments:
       Bonds, principally at amortized cost (statutory market value, $1,707,110 in
         2005 and $1,506,037 in 2004).................................................... $1,722,361 $1,489,433
       Preferred stocks, principally at amortized cost (statutory market value, $471
         in 2005 and $459 in 2004).......................................................        251        251
       Common stocks, at market (cost, $14,622 in 2005 and $15,805 in 2004)..............     15,076     17,878
       Mortgage loans on real estate.....................................................    400,293    399,261
       Contract loans....................................................................     47,117     50,073
       Cash..............................................................................      8,111      9,804
       Short-term investments............................................................     50,336     94,812
       Other invested assets.............................................................     22,847     23,360
       Receivables for securities........................................................         55        287
                                                                                          ---------- ----------
              Total cash and investments.................................................  2,266,447  2,085,159
   Premiums and other considerations due--deferred and uncollected.......................        381        496
   Investment income due and accrued.....................................................     17,018     15,940
   Other assets--primarily amounts recoverable from reinsurers and affiliates and
     guaranty funds receivable...........................................................      2,242      1,483
   Current federal income tax recoverable................................................         --      4,536
   Net deferred tax asset................................................................     10,612      4,624
   Separate account assets...............................................................     35,152     43,280
                                                                                          ---------- ----------
TOTAL.................................................................................... $2,331,852 $2,155,518
                                                                                          ========== ==========

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                       (In Thousands, Except Share Data)

                                                                                          2005        2004
                                                                                       ----------  ----------
LIABILITIES AND CAPITAL AND SURPLUS
   Liabilities:
       Aggregate reserves:
          Life and annuity............................................................ $2,048,487  $1,871,843
          Health......................................................................        261         267
       Deposit-type contracts.........................................................     18,920      15,760
       Policy and contract claims--life and annuity...................................      4,368       3,077
       Other policyholders' funds.....................................................        502         651
       General expenses and taxes due or accrued......................................      9,431       9,578
       Net transfers to separate accounts due or accrued..............................     (5,411)     (5,340)
       Payable to affiliate...........................................................      2,524       1,711
       Current federal income taxes payable...........................................      6,809          --
       Other liabilities, including commissions.......................................     37,261      40,300
       Asset valuation reserve........................................................     14,346      17,629
       Interest maintenance reserve...................................................      6,063      10,367
       Separate account liabilities...................................................     35,152      43,280
                                                                                       ----------  ----------
              Total liabilities.......................................................  2,178,713   2,009,123

   Capital and Surplus:
       Preferred stock, $1 par value per share; authorized 3,000,000 shares, none issued and outstanding.......................................................
       Common stock, $1 par value per share; authorized 24,000,000 shares,
         5,114,112 shares issued and outstanding at December 31, 2005 and
         2004.........................................................................      5,114       5,114
       Paid-in surplus................................................................     70,000      70,000
       Unassigned surplus.............................................................     78,025      71,281
                                                                                       ----------  ----------
              Total capital and surplus...............................................    153,139     146,395
                                                                                       ----------  ----------
TOTAL................................................................................. $2,331,852  $2,155,518
                                                                                       ==========  ==========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                        2005      2004
                                                                                      --------  --------
INCOME:
   Premiums and annuity considerations............................................... $386,652  $367,753
   Consideration for supplementary contracts with life contingencies.................       --       202
   Commissions and expense allowances on reinsurance ceded...........................    4,441    10,375
   Net investment income.............................................................  122,399   110,561
   Amortization of interest maintenance reserve......................................    2,044     3,646
   Miscellaneous income..............................................................    1,792     9,439
                                                                                      --------  --------
          Total income...............................................................  517,328   501,976
                                                                                      --------  --------
BENEFITS AND OTHER DEDUCTIONS:
   Death benefits....................................................................   24,074    25,306
   Matured endowments................................................................      776       421
   Annuity benefits..................................................................   34,874    29,172
   Disability benefits and benefits under accident and health policies...............       25        25
   Surrender benefits and other fund withdrawals.....................................  214,117   253,702
   Interest on policy and contract funds.............................................    1,280     1,021
   Payments on supplementary contracts with life contingencies.......................      282     2,282
   Increase in aggregate reserves for life and accident and health policies..........  169,177   146,974
   Commissions.......................................................................   38,374    41,990
   General insurance expenses........................................................   19,783    21,605
   Taxes, licenses and fees..........................................................    1,950     1,861
   Increase (decrease) in loading and cost of collection on deferred and uncollected
     premiums........................................................................       13        (6)
   Dividends to policyholders........................................................      234       214
   Net transfers from separate accounts..............................................  (10,686)  (43,987)
                                                                                      --------  --------
          Total benefits and other deductions........................................  494,273   480,580
                                                                                      --------  --------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET
  REALIZED CAPITAL GAINS (LOSSES)....................................................   23,055    21,396
FEDERAL INCOME TAXES.................................................................    8,403     1,671
                                                                                      --------  --------
NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS
  (LOSSES)...........................................................................   14,652    19,725
NET REALIZED CAPITAL GAINS (LOSSES), net of tax benefit of $1,043 and $0, excluding tax benefit transferred to IMR of $28 and $0 and transfers to IMR of
  $(2,260) and $(3,439) in 2005 and 2004, respectively...............................      669    (5,427)
                                                                                      --------  --------
NET INCOME........................................................................... $ 15,321  $ 14,298
                                                                                      ========  ========

                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                           2005      2004
                                                                         --------  --------
CAPITAL AND SURPLUS AT BEGINNING OF YEAR................................ $146,395  $136,101
   Changes in capital and surplus:
       Net income.......................................................   15,321    14,298
       Change in net unrealized capital gains...........................   (1,052)    2,415
       Decrease in deferred income tax..................................    2,616       356
       Decrease in nonadmitted assets...................................    3,869       110
       Increase in reserve on account of change in valuation basis......   (7,461)       --
       Decrease in asset valuation reserve..............................    3,283     1,067
       Dividends to stockholder.........................................   (9,500)       --
       Decrease in surplus as a result of reinsurance...................     (332)   (7,952)
                                                                         --------  --------
              Net change in capital and surplus for the year............    6,744    10,294
                                                                         --------  --------
TOTAL CAPITAL AND SURPLUS AT END OF YEAR................................ $153,139  $146,395
                                                                         ========  ========




                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                   2005       2004
                                                                                ---------  ---------
OPERATING ACTIVITIES:
 Cash received from operations:
     Premiums and annuity considerations....................................... $ 386,109  $ 367,829
     Commissions and expense allowances on reinsurance ceded...................     4,700     10,375
     Investment income received................................................   121,647    109,232
     Other income received.....................................................     1,516      1,334
                                                                                ---------  ---------
       Total cash received from operations.....................................   513,972    488,770

 Cash disbursed from operations:
     Life and health claims paid...............................................    23,069     29,160
     Surrender benefits paid...................................................   214,117    253,702
     Other benefits to policyholders...........................................    35,687     31,841
     Commissions and other expenses paid.......................................    60,170     64,661
     Transfer from separate accounts...........................................   (10,615)   (55,209)
     Dividends to policyholders paid...........................................        53        211
     Federal income taxes recovered--net of tax on capital gains...............    (3,963)   (13,587)
                                                                                ---------  ---------
       Total cash disbursed from operations....................................   318,518    310,779
                                                                                ---------  ---------
              Net cash provided by operating activities........................   195,454    177,991

INVESTING ACTIVITIES:
 Proceeds from investments sold, matured, or repaid:
     Bonds.....................................................................   190,268    416,428
     Stocks....................................................................    18,582      8,687
     Mortgage loans............................................................    73,452     94,590
     Other invested assets.....................................................    13,820      2,820
                                                                                ---------  ---------
              Net proceeds from investments sold, matured or repaid............   296,122    522,525
                                                                                ---------  ---------
 Cost of investments acquired:
     Bonds.....................................................................   425,965    626,620
     Stocks....................................................................    18,038      3,461
     Mortgage loans............................................................    74,284     66,595
     Other invested assets.....................................................    16,864      1,096
                                                                                ---------  ---------
       Total cost of investments acquired......................................   535,151    697,772
 Net decrease in contract loans and other notes................................     2,956        786
                                                                                ---------  ---------
              Net cash used in investing activities............................  (236,073)  (174,461)

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                    2005      2004
                                                                                  --------  --------

FINANCING AND MISCELLANEOUS ACTIVITIES:
 Dividends to stockholders....................................................... $ (9,500) $     --
 Net deposits (withdrawals) on deposit-type funds................................    2,654      (331)
 Other applications--net.........................................................    1,296      (181)
                                                                                  --------  --------
              Net cash used in financing and miscellaneous activities............   (5,550)     (512)
                                                                                  --------  --------
NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS.......................  (46,169)    3,018

CASH AND SHORT-TERM INVESTMENTS:
 Beginning of year...............................................................  104,616   101,598
                                                                                  --------  --------
 End of year..................................................................... $ 58,447  $104,616
                                                                                  ========  ========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the Years ended December 31, 2005 and 2004

1. Nature of Operations

  Organization

   Business Men's Assurance Company of America (the "Company") is a South Carolina-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products primarily distributed through a nationwide network of general agencies and independent brokers. The Royal Bank of Canada ("RBC"), a Canadian financial services company, is the ultimate parent company. The Company is directly owned by Liberty Life Insurance Company ("LLIC"), a South Carolina-domiciled life insurance company.

2. Significant Accounting Policies

  Basis of Presentation

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The most significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating. For GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues equity indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. This net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2005 and 2004 was approximately $6,063,000 and $10,367,000, respectively. Realized capital gains and losses are reported in income net of tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

   Policy Acquisition Costs--The costs of acquiring and renewing business (such as first year commissions and certain underwriting and issue expenses) are charged to expense when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets designated as "nonadmitted," principally agents' debit balances, bills receivable, capitalized software and furniture and equipment are excluded from the statutory financial statements. Changes therein are charged or credited directly to unassigned surplus.

   Premiums--Revenues for universal life and interest sensitive policies consist of premiums rather than policy charges.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the South Carolina Department of Insurance rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Participating Policies and Policyholder Dividends--The Company has in-force individual life participating contracts but does not presently issue any participating business. For the year ended December 31, 2005, premiums under individual life participating policies were approximately $46,000, or 0.14% of total individual life premiums earned. The Company paid dividends in the amount of approximately $243,000 to policyholders. Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross, as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus.

   Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--NAIC Statutory Accounting Principles require an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets."

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--NAIC Statutory Accounting Principles allow the Company's guaranteed investment contracts ("GIC") to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account.

   Other significant accounting practices include:

  Use of Estimates

   The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation of infrequently traded securities and private placements, policy liabilities, and pension plans.

  Investments

   Bonds, preferred stocks, common stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multi-class mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Preferred stocks are valued at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairment.

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and non-redeemable preferred stocks are credited or charged directly to unassigned surplus, except for those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statement of operations and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 4 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly traded securities. These fair values are different than the market values specified by the SVO and as reported in the Company's annual filing with the NAIC.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. No amount of investment income due and accrued was excluded from surplus at December 31, 2005 or 2004.

  Furniture and Equipment

   Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $54,000 in 2005 and $80,000 in 2004.

  Premiums and Related Expenses

   Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   There were no direct premiums written through managing agents or third-party administrators during 2005 or 2004.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

  Aggregate Reserves

   Aggregate reserves for life insurance policies have been computed utilizing the net level and Commissioners Reserve Valuation Methods ("CRVM") based on assumptions regarding investment yields and mortality which were allowed by the South Carolina Department of Insurance at the time the policies were issued. The effect of the use of a CRVM reserve basis is to partially offset the effect of immediately charging to expense acquisition costs by providing a policy reserve increase in the first policy year, which is less than the reserve increase in renewal years. Mortality assumptions for life contracts are based primarily on the 1941, 1958 and 1980 CSO Tables with interest assumptions varying from 2.25% to 6.0%. Annuity reserves are established with interest rate assumptions ranging from 2.0% to 9.0%.

   The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium or mortality cost for the period beyond the date of death. Surrender values in excess of legally computed reserves are included in aggregate reserves.

   When extra premiums are charged, the Company holds an additional reserve equal to 50% of the extra gross premium.

   As of December 31, 2005 and 2004, the Company had approximately $114.7 and $117.7 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of South Carolina. Reserves to cover this premium deficiency totaled approximately $1,101,000 and $1,176,000 at December 31, 2005 and 2004, respectively.

   Tabular interest and tabular less actual reserve released have been determined by formula. Tabular cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular interest on deposit-type contracts is the amount actually credited or accrued to the funds.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of the valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Benefits Paid or Provided

   Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

  Claims and Claim Adjustment Expenses

   Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2005 and 2004. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

  Reinsurance

   Reinsurance premiums, claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

  Separate Accounts

   Separate accounts arise from three lines of business--variable annuities, variable universal life, and insured GICs. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income. Separate account assets and liabilities for the variable lines of business totaled $30,485,000 and $29,612,000 at December 31, 2005 and 2004, respectively.

   The assets of the GIC line of business are maintained at an amount equal to the related liabilities. The assets related to the GIC line of business include bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product are included in the accompanying statements of income. Separate account assets and liabilities for the GIC line of business totaled $4,667,000 and $13,668,000 at December 31, 2005 and 2004, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Asset Valuation Reserve and Interest Maintenance Reserve

   The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

  Guaranty Fund Assessments

   Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based.

  Concentrations of Credit Risk

   Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

  Vulnerability due to Certain Concentrations

   The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

  Postretirement Benefits

   The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 9 for further disclosures with respect to postretirement benefits other than pensions.

  Accounting Changes

   During 2005, the Company changed various bases of valuation related to its reserves for life contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported an increase in reserve on account of a change in valuation basis of $7,461,000 which resulted in a decrease to unassigned surplus.

3. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The Company declared and paid a dividend of $9,500,000 during 2005 which was less than the maximum allowed of $19,725,000. No dividends were declared or paid during 2004. The maximum dividend that the Company could pay during 2006 without prior approval of the Director of Insurance is $15,314,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2005. Life and health insurance companies are subject to certain Risk-Based Capital requirements as specified by the NAIC. Under those requirements, the minimum amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005 and 2004, the Company met the minimum capital requirements for Risk-Based Capital and requirements for its state of domicile.

   A portion of unassigned surplus is represented by or has been increased (reduced) by the following items:

                                               December 31
                                           ------------------
                                             2005      2004
                                           --------  --------
                                             (In Thousands)
                  Unrealized gains........ $  6,607  $  7,659
                  Nonadmitted asset values  (37,735)  (41,604)
                  Asset valuation reserve.  (14,346)  (17,629)

4. Investment Operations

   The amortized cost and the estimated fair value of investments in fixed maturity securities as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                                                               2005
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  254,119  $   184    $ (4,792) $  249,511
Obligations of states and political subdivisions...........      2,874      140          --       3,014
Corporate securities.......................................    691,099    7,152      (9,236)    689,015
Mortgage-backed securities.................................    774,269    3,596     (12,295)    765,570
                                                            ----------  -------    --------  ----------
Total bonds................................................ $1,722,361  $11,072    $(26,323) $1,707,110
                                                            ==========  =======    ========  ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                                                               2004
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  187,847  $ 2,163    $   (44)  $  189,966
Obligations of states and political subdivisions...........      6,201      303         --        6,504
Corporate securities.......................................    724,253   16,017     (4,534)     735,736
Mortgage-backed securities.................................    571,132    7,068     (4,369)     573,831
                                                            ----------  -------    -------   ----------
Total bonds................................................ $1,489,433  $25,551    $(8,947)  $1,506,037
                                                            ==========  =======    =======   ==========

   At December 31, 2005, summary of the invested assets owned by the Company in an unrealized loss position is as follows:

                                  Less Than 12 Months           Greater Than 12 Months                  Total
                             ------------------------------ ------------------------------ --------------------------------
                             Number of   Fair    Unrealized Number of   Fair    Unrealized Number of    Fair     Unrealized
                             Securities  Value     Losses   Securities  Value     Losses   Securities   Value      Losses
                             ---------- -------- ---------- ---------- -------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations
   and directed
   obligations of U.S.
   government
   agencies.................     40     $186,817  $ 3,270        6     $ 46,348   $1,522       46     $  233,165  $ 4,792
  Corporate securities......     75      268,879    6,022       20       59,351    3,213       95        328,230    9,235
  Mortgage-backed
   securities...............     88      451,119    8,016       19       88,396    4,279      107        539,515   12,295
  Equity securities.........      1        1,376       49       --           --       --        1          1,376       49
                                ---     --------  -------       --     --------   ------      ---     ----------  -------
Total.......................    204     $908,191  $17,357       45     $194,095   $9,014      249     $1,102,286  $26,371
                                ===     ========  =======       ==     ========   ======      ===     ==========  =======

  U.S. Treasury Obligations

   The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Mortgage-Backed Securities

   The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flows of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities will not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   All of the unrealized losses on the Company's investment in corporate mortgage-backed securities are represented by bonds with a market value of less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Corporate Bonds

   Of the $9,235,000 in unrealized losses on investments in corporate bonds, 69% is represented by bonds with a market value less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   The remainder of the Company's portfolio of corporate bonds in an unrealized loss position have a market value between 5% and 10% below amortized cost. The market value of these bonds is $44,624,000, which is comprised of 14 securities. Each of these bonds and the bonds' issuers have received favorable credit ratings from nationally recognized rating agencies. The Company has the intent and ability to hold these investments until a recovery of fair value, which may be at maturity. Therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   The amortized cost and estimated fair value of bonds and mandatorily redeemable preferred stock at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities' underlying mortgages are subject to pre-payment.

                                                       2005
                                               ---------------------
                                               Estimated
                                               Amortized
                                                 Cost     Fair Value
                                               ---------- ----------
            Due in 1 year or less............. $   69,240 $   69,478
            Due after 1 year through 5 years..     95,983     95,715
            Due after 5 years through 10 years    366,943    363,610
            Due after 10 years................    363,305    360,698
                                               ---------- ----------
               Total..........................    895,471    889,501
            Mortgage-backed securities........    826,928    817,681
                                               ---------- ----------
            Total debt securities............. $1,722,399 $1,707,182
                                               ========== ==========

   Bonds, mortgage loans, preferred stocks and common stocks aggregating $7,811,000 and $7,789,000 were on deposit with regulatory authorities at December 31, 2005 and 2004, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Unrealized gains and losses on investments in common stock are reported directly in surplus and do not affect operations. Preferred stocks are reported at cost. The gross unrealized gains and losses on, and the cost and estimated market value of, those investments as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                       Gross      Gross    Estimated
                                     Unrealized Unrealized   Fair
                              Cost     Gains      Losses     Value
                             ------- ---------- ---------- ---------
           December 31, 2005
           Preferred stocks. $   251   $  220      $ --     $   471
           Common stocks....  14,622      503       (49)     15,076
                             -------   ------      ----     -------
           Total............ $14,873   $  723      $(49)    $15,547
                             =======   ======      ====     =======
           December 31, 2004
           Preferred stocks. $   251   $  208      $ --     $   459
           Common stocks....  15,805    2,073        --      17,878
                             -------   ------      ----     -------
           Total............ $16,056   $2,281      $ --     $18,337
                             =======   ======      ====     =======

   Net realized gains (losses) on investments for the years ended December 31, 2005 and 2004, are summarized below:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In Thousands)
       Year Ended December 31, 2005:
       Bonds.................................   $164   $(2,452) $(2,288)
       Common stocks.........................    187      (826)    (639)
       Other.................................    568      (303)     265
                                                ----   -------  -------
                                                $919   $(3,581)  (2,662)
                                                ====   =======
       Capital gains tax.....................                     1,071
                                                                -------
       Net realized capital losses...........                    (1,591)
       Transfer to IMR.......................                     2,260
                                                                -------
       Net realized capital gains--net of IMR                   $   669
                                                                =======

                                                                   Net
                                                Gross    Gross   Realized
                                               Realized Realized  Gains
                                                Gains    Losses  (Losses)
                                               -------- -------- --------
                                                     (In Thousands)
       Year Ended December 31, 2004:
       Bonds..................................   $349   $(8,367) $(8,018)
       Common stocks..........................     36      (495)    (459)
       Other..................................     10      (399)    (389)
                                                 ----   -------  -------
                                                 $395   $(9,261)  (8,866)
                                                 ====   =======
       Transfer to IMR........................                     3,439
                                                                 -------
       Net realized capital losses--net of IMR                   $(5,427)
                                                                 =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Proceeds from the sales of investments in bonds during 2005 and 2004 were $34,928,000 and $207,050,000, respectively. Gross gains of $21,000 and
$342,000, and gross losses of $997,000 and $6,063,000 were realized on those sales, respectively. During 2005 and 2004, the Company did not recognize any losses related to other-than-temporary declines in market value on its investments.

   The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2005 and 2004 are as follows (in thousands):

                                                  2005      2004
                                                --------  --------
            State:
               Florida......................... $ 35,884  $ 36,496
               Missouri........................   34,670    38,129
               Utah............................   32,141    32,949
               Oklahoma........................   31,871    33,372
               Ohio............................   28,058    16,812
               Texas...........................   25,064    29,106
               California......................   16,131    19,309
               South Carolina..................   15,189        --
               Nevada..........................   13,678    17,975
               Other...........................  167,607   175,113
                                                --------  --------
                                                $400,293  $399,261
                                                ========  ========
            Percentage of total admitted assets       17%       19%

   The maximum and minimum lending rates for mortgage loans were 7.25% and 6.00%, respectively, during 2005 and 6.75% and 5.75% during 2004. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2005 and 2004, the Company held no mortgages with interest 180 days past due. There were no prior liens on investments in mortgages at December 31, 2005 and 2004. All properties covered by mortgage loans have fire insurance at least equal to the loan excess over the maximum loan that would be allowed on the land without the building. There was no non-admitted accrued investment income at December 31, 2005 and 2004.

   During 2005, the Company reduced interest rates on 10 mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of $1,067,686 by .815%, one loan of $2,150,884 by 1.00%, one loan of $2,837,778 by 1.150%, two loans of $3,047,852 by 1.750%, one loan of
$1,317,782 by 1.850%, one loan of $1,768,760 by 1.875%, one loan of $987,376 by
1.900%, one loan of $2,076,052 by 2.250%, and one loan of $615,423 by 2.625%.
During 2004, the Company reduced interest rates on 23 mortgage loans. The December 31, 2004 principal balances and interest rate reductions are as follows: one loan of $1,685,000 by .50%, three loans of $1,249,000 by .75%, two loans of $1,535,000 by 1.00%, one loan of $2,237,000 by 1.125%, one loan of
$1,247,000 by 1.255%, one loan of $1,683,000 by 1.35%, one loan of $1,149,000 by 1.375%, four loans of $6,430,000 by 1.50%, one loan of $1,611,000 by 1.585%, two loans of $2,663,000 by 1.625%, two loans of $1,589,000 by 1.75%, one loan of $656,000 by 1.875%, one loan of $2,415,000 by 2.00% and two loans of
$2,044,000 by 2.375%.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   During 2005 and 2004, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

   Set forth below is a summary of consolidated net investment income for the years ended December 31, 2005 and 2004 (in thousands):

                                                 2005     2004
                                               -------- --------
               Bonds.......................... $ 84,602 $ 73,946
               Preferred stocks...............       26       21
               Common stocks..................    3,496      318
               Mortgage loans on real estate..   29,107   33,026
               Contract loans.................    2,571    3,010
               Cash and short-term investments    3,494      895
               Other..........................      930    1,094
                                               -------- --------
                                                124,226  112,310
               Less investment expenses.......    1,827    1,749
                                               -------- --------
               Net investment income.......... $122,399 $110,561
                                               ======== ========

5. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                             2005                  2004
                                     --------------------- ---------------------
                                      Carrying  Estimated   Carrying  Estimated
                                       Value    Fair Value   Value    Fair Value
                                     ---------- ---------- ---------- ----------
Guaranteed investment contracts..... $   65,978 $   66,460 $  122,005 $  124,362
Flexible and single-premium deferred
  annuities.........................  1,355,218  1,254,652  1,113,935  1,078,768
Separate accounts...................     19,183     19,010     29,445     29,341
                                     ---------- ---------- ---------- ----------
Total investment-type insurance
  contracts......................... $1,440,379 $1,340,122 $1,265,385 $1,232,471
                                     ========== ========== ========== ==========

   Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

6. Reinsurance

   The Company does not actively solicit reinsurance from other companies. However, the Company does assume business from certain insurance companies and ceded this business to Generali Life Reassurance Co. ("Generali") under an Assumption and Coinsurance Agreement. Under terms of this agreement, the Company paid $251.5 million to transfer the net liabilities related to all of its in-force reinsurance business in May 2003,

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA resulting in an after tax gain of $82.8 million. As the business is novated, effectively releasing the Company from any credit risks, a portion of the initial gain on the transaction is recognized. The Company recognized $332,000 and $7,953,000 during the years ended December 31, 2005 and 2004, respectively, in miscelleneous income in the accompanying Statements of Income--Statutory Basis.

   The effect of reinsurance on premiums earned for the years ended December 31, 2005 and 2004, is as follows (in thousands):

                                      2005      2004
                                    --------  --------
                        Direct..... $408,867  $383,499
                        Assumed....   20,752    32,131
                        Ceded......  (42,967)  (47,877)
                                    --------  --------
                        Net premium $386,652  $367,753
                                    ========  ========

   The Company reinsures with other companies portions of the life insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. At December 31, 2005, the Company ceded $123,615,000 of policy and claim reserves to Generali, the insurer to which all assumed business is retroceded. The Company remains contingently liable with respect to all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   As of December 31, 2005 and 2004, the Company had ceded to other life insurance companies individual and group life insurance in force of approximately $9.6 billion and $10.4 billion, respectively. The liabilities for aggregate reserves for life policies, accident and health policies, and for policy and contract claims at December 31, 2005 were reduced by $144,032,000, $37,818,000 and $5,429,000, respectively, and $128,574,000, $39,213,000 and
$6,616,000, respectively, at December 31, 2004 for estimated recoveries under reinsurance treaties. During 2005 and 2004, the Company ceded benefits and reserve increases of $17,384,000 and $22,089,000, respectively, to other insurers.

7. Commitments and Contingencies

   The Company has a lease agreement for a marketing and sales office in Kansas City, Missouri, and a lease for office equipment. The office lease contains two optional five-year renewal terms. Rental expense amounted to $336,000 and $417,000 for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2005, the minimum future payments under these leases for each of the next five years are as follows (in thousands):

                          Years Ended December 31
                          2006................... $368
                          2007...................  385
                          2008...................  189
                          2009...................   --
                          2010...................   --
                                                  ----
                          Total.................. $942
                                                  ====

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Total outstanding commitments to fund mortgage loans at December 31, 2005 and 2004, were $2,781,000 and $15,150,000, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2005 and 2004, the Company accrued $1,124,000 and $653,000, respectively, for guaranty fund assessments. At December 31, 2005 and 2004, a related asset of $729,000 and $480,000, respectively, was recorded to approximate future reductions in premium taxes in certain states. The net liability for guarantee fund assessments increased by $190,000 for the year ended December 31, 2005 and decreased by $19,000 during the year ended
December 31, 2004.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2005 and 2004, the Company accrued $92,000 and $106,000, respectively, which it believes is sufficient to cover any future liabilities related to this remediation.

   The Company is a party to certain claims and legal actions arising in the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

8. Federal Income Taxes

   The Company's tax return is consolidated with LLIC. The method of allocation between the two companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses utilized in the consolidated return. Intercompany tax balances are settled quarterly.

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $77.6 million at December 31, 2005. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on dividend distributions from PSA's and reversed the order of distributions so that dividends may first be made from the PSA rather than the shareholder surplus account. The Company made a $9.5 million tax-free dividend distribution from the PSA account in 2005 and is currently analyzing the feasibility of taking further advantage of this tax law given regulatory capital and treasury restraints. Should the Company not be able to distribute the remainder of the PSA during the two-year suspension period, the account would be taxable at regular corporate rates when distributed to stockholders. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $27 million.

   Earnings taxed on a current basis are accumulated in a stockholder's surplus account and can be distributed to stockholders without tax. The stockholder's surplus amounted to approximately $76.1 million at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Among the more significant book to tax adjustments for 2005, excluding capital gains (losses) were the following (in thousands):

                                                    December 31, December 31,
                                                        2005         2004
                                                    ------------ ------------
  Income tax at statutory rate.....................   $ 7,928      $ 5,589
  IMR..............................................    (1,506)      (2,480)
  Retirement plan..................................        64         (556)
  Adjustments to prior year tax estimates..........       (78)       1,705
  Deferred ceding commission amortization..........      (116)      (2,784)
  Statutory change in reserve--equity adjustment...    (2,611)          --
  Other............................................       662          100
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======
  Federal and foreign income tax incurred..........   $ 7,332      $ 1,671
  Change in net deferred income taxes on operations    (2,989)         (97)
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======

   Federal income taxes incurred during the years ended December 31, 2005 and 2004, consist of the following major components:

                                                  2005    2004
                                                -------  ------
                 Current year expense.......... $ 8,293  $1,574
                 Prior year under accrual......     110      97
                                                -------  ------
                                                  8,403   1,671
                 Less capital gains tax benefit  (1,071)     --
                                                -------  ------
                 Federal income tax expense.... $ 7,332  $1,671
                                                =======  ======

   The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 2005 and 2004, are as follows (in thousands):

                                                                 2005     2004   Change
                                                               -------  -------  ------
Total deferred tax assets..................................... $39,313  $36,534  $2,779
Total deferred tax liabilities................................   1,416    1,820    (404)
                                                               -------  -------  ------
Net deferred tax assets....................................... $37,897  $34,714  $3,183
                                                               =======  =======  ======
Total net deferred tax assets admitted in accordance with SSAP
  No. 10, Income Taxes........................................ $10,612  $ 4,624
                                                               =======  =======
Total deferred tax assets nonadmitted in accordance with SSAP
  No. 10, Income Taxes........................................ $27,285  $30,090
                                                               =======  =======
Decrease in deferred tax assets nonadmitted................... $(2,805) $  (208)
                                                               =======  =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The significant components of the change in the Company's deferred tax assets and liabilities for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                                     2005    2004    Change
                                                    ------- ------- -------
    Deferred tax assets:
       Reserve for future policy benefits.......... $ 6,754 $ 6,555 $   199
       Reserve strengthening.......................   4,890   2,418   2,472
       Deferred policy acquisitions costs..........   5,571   5,064     507
       Employee benefit plans......................  12,438  12,559    (121)
       Book loss over tax due to basis difference..     141     284    (143)
       Alternative minimum tax credit carryforward.      26      --      26
       Net operating loss carryforwards............   7,674   6,407   1,267
       Net capital loss carryforwards..............   1,035   2,081  (1,046)
       Non-admitted assets.........................     404     777    (373)
       Other deferred tax assets...................     380     389      (9)
                                                    ------- ------- -------
    Net deferred tax assets........................ $39,313 $36,534 $ 2,779
                                                    ======= ======= =======
    Deferred tax liabilities:
       Deferred and uncollected premiums........... $   166 $   211 $   (45)
       Book loss over tax due to basis difference..     653     704     (51)
       Unrealized losses...........................     454     725    (271)
       Reserve weakening...........................     143     180     (37)
                                                    ------- ------- -------
    Total deferred tax liabilities................. $ 1,416 $ 1,820 $  (404)
                                                    ======= ======= =======

   The change in net deferred income taxes as of December 31, 2005 and 2004, is comprised of the following (in thousands):

                                                                     2005    2004
                                                     2005    2004   Change  Change
                                                    ------- ------- ------  ------
Total deferred tax assets.......................... $39,313 $36,534 $2,779  $1,906
Total deferred tax liabilities.....................   1,416   1,820   (404)  1,550
                                                    ------- ------- ------  ------
Net deferred tax asset............................. $37,897 $34,714  3,183     356
                                                    ======= =======
Tax effect of unrealized losses....................                   (567)    553
Change in non-admitted assets......................                    373    (812)
                                                                    ------  ------
Change in net deferred income tax tax on operations                 $2,989  $   97
                                                                    ======  ======

   The Company's net operating loss carryforwards available to offset future taxable income total $21,925,000 and expire December 31, 2018 through December 31, 2019. The Company also has net capital loss carryforwards of $2,956,000 which will expire December 31, 2009 and net alternative minimum tax credit carryforwards of $26,000, which have no expiration.

9. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company had a trusteed employee retirement plan for the benefit of salaried employees who had reached age 21 and had completed one year of service. The plan was administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company and provided

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. On May 1, 2003, this plan was frozen and Comerica became the new trustee of the plan. On September 30, 2003, the plan was merged into the Pension Plan for United States Dollar-Based Employees of Royal Bank of Canada and Affiliates
(the "Dollar-Based Plan"). Comerica is also the trustee of this plan.

   The following table sets forth the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                           2005     2004
                                                         -------  -------
      Change in benefit obligations:
         Benefit obligation at beginning of year........ $67,214  $68,769
         Service cost...................................     128       81
         Interest cost..................................   4,028    3,979
         Plan amendment.................................     295       --
         Actuarial losses (gains).......................   5,441     (727)
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Benefit obligation at end of year.................  72,178   67,214
                                                         -------  -------

      Change in plan assets:
         Fair value of plan assets at beginning of year.  77,663   77,287
         Actual return on plan assets...................   4,266    5,264
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Fair value of plan assets at end of year..........  77,001   77,663
                                                         -------  -------
      Funded status of the plan.........................   4,823   10,449
      Unrecognized net actuarial loss (gain)............   5,022     (478)
      Unrecognized prior service cost...................     270       --
                                                         -------  -------
      Prepaid pension cost.............................. $10,115  $ 9,971
                                                         =======  =======

   Net pension cost included the following components for the years ended December 31, 2005 and 2004 (in thousands):

                                                         2005     2004
                                                       -------  -------
       Service cost--benefits earned during the period $   128  $    81
       Interest cost on projected benefit obligation..   4,028    3,979
       Actual return on plan assets...................  (4,266)  (5,264)
       Net amortization and deferral..................     (34)     (58)
                                                       -------  -------
       Net pension benefit............................ $  (144) $(1,262)
                                                       =======  =======

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, September 30,
                                        2005         2004
                                    ------------ -------------
                  Equity securities      61%           62%
                  Debt securities..      39%           37%
                  Other............      --%            1%
                                        ---           ---
                     Total.........     100%          100%
                                        ===           ===

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Included in plan assets is a group pension investment contract which was issued by the Company. This contract balance was $34,830,000 and $37,646,000 at December 31, 2005 and September 30, 2004, respectively.

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures which was last amended in December 2001. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.5% for 2005 and 6.0% for 2004. Only employees 50 years and older continue to accrue benefits under this plan. The rate of increase in future compensation levels used for the employees in 2005 and 2004 was 3.5%. The expected long-term rate of return on assets was 7.0% in 2005 and 2004.

  Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under
Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan. This plan was frozen on September 30, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Prior to 2003, the Company also had a deferred compensation plan for the Company's former managers that provided retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                       2005     2004
                                                     -------  -------
         Change in benefit obligations:
            Benefit obligation at beginning of year. $24,568  $25,001
            Interest cost...........................   1,394    1,465
            Actuarial losses........................   1,124      110
            Benefits paid...........................  (2,075)  (2,008)
                                                     -------  -------
         Benefit obligation at end of year.......... $25,011  $24,568
                                                     =======  =======

       Change in plan assets:
          Funded status of the plan (under funded)... $(25,011) $(24,568)
          Unrecognized net actuarial loss............   10,070     9,299
          Adjustment to recognized minimum liability.  (10,070)   (9,299)
                                                      --------  --------
       Accrued pension cost..........................  (25,011)  (24,568)
       Accrued benefit liability.....................   25,011    24,568
                                                      --------  --------
       Net amount recognized......................... $     --  $     --
                                                      ========  ========

   Net pension cost included the following components as of December 31, 2005 and 2004 (in thousands):

                                                         2005   2004
                                                        ------ ------
          Interest cost on projected benefit obligation $1,394 $1,465
          Net amortization and deferral................    353    364
                                                        ------ ------
          Net pension cost............................. $1,747 $1,829
                                                        ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.50% for 2005 and 6.00% for 2004. The rate of increase in future compensation levels used was 4.00% for 2005 and 4.75% for 2004.

   The Company had a deferred compensation plan for senior executive officers that was frozen effective September 30, 2003. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants could defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average interest rate. At December 31, 2005 and 2004, the Company carried a liability of $797,000 and $1,658,000, respectively, for this plan. The Company has established a rabbi trust for certain of the supplemental retirement and deferred compensation plans described above. This plan trust held assets with a market value of approximately $24,363,000 and $25,106,000 at December 31, 2005 and 2004, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company established a deferred compensation plan for senior executive officers during 2003 under which eligible participants may defer a portion of special compensation otherwise due upon the sale of the Company in 2003. The program is not qualified under Section 401(a) of the Internal Revenue Code and is unfunded. At December 31, 2005 and 2004, the Company carried a liability of approximately $1,161,000 and $1,098,000, respectively, for this plan.

  Savings and Investment Plans

   The Company participates in the RBC-U.S.A. Retirement and Savings Plan
(the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The Plan includes both fixed and discretionary match contribution features. The discretionary match contribution component of the Plan allows the Company to make an annual discretionary contribution based on company performance. Contributions for this component were approximately $7,000 and $2,000 in 2005 and 2004, respectively. The fixed match component of the Plan allows employees to contribute to the Plan and the Company will make a matching contribution of up to 6% of the employees' compensation. The Company's matching contribution percentage may be changed at the discretion of the Company's Board of Directors. The Company's contributions for this component of the Plan were approximately $146,000 and $96,000 for the years ended
December 31, 2005 and 2004, respectively.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsored an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan was contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipated a future cost-sharing arrangement with retirees that was consistent with the Company's past practices. This plan was frozen on May 1, 2003.

   The following table presents the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                            2005     2004
                                                          -------  --------
    Change in benefit obligations:
       Projected benefit obligation at beginning of year. $11,084  $ 11,478
       Interest cost.....................................     623       654
       Actuarial (gains) losses..........................  (1,104)        7
       Benefits paid.....................................  (1,301)   (1,055)
                                                          -------  --------
    Projected benefit obligation at end of year.......... $ 9,302  $ 11,084
                                                          =======  ========
    Change in plan assets:
       Funded status of the plan (under funded).......... $(9,302) $(11,084)
       Unrecognized net actuarial loss...................   1,754     3,113
       Unrecognized prior service cost...................      16        32
       Unrecognized transition obligation................     123       141
                                                          -------  --------
    Accrued pension cost.................................  (7,409)   (7,798)
    Accrued benefit liability............................   7,409     7,798
                                                          -------  --------
    Net amount recognized................................ $    --  $     --
                                                          =======  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Medicare Prescription Drug, Improvement and Modernization Act
(the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the defined benefit health care plan has been reduced by $492,000 and $702,000 at December 31, 2005 and 2004, respectively, to account for estimated future subsidies the Company will receive under the Act.

   Net periodic postretirement benefit cost includes the following components for the years ended December 31, 2005 and 2004:

                                                             2005 2004
                                                             ---- ----
         Interest cost...................................... $623 $654
         Amortization of transition obligation over 20 years   18   18
         Amortization of past service costs.................   16   16
         Amortization of net loss...........................  255  249
                                                             ---- ----
         Net periodic benefit cost.......................... $912 $937
                                                             ==== ====

   The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

   Following are the assumed health care cost trend rates:

                                                           2005  2004
                                                           ----  ----
         Health care cost trend rate assumed for next year 10.6% 11.4%
         Ultimate trend rate..............................  5.0%  5.0%
         Year ultimate trend rate to be attained.......... 2012  2012

   The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 5.5% at December 31, 2005 and 6.0% at December 31, 2004.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1 %      1 %
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..   $ 11    $ (10)
         Effect on postretirement benefit obligations    199     (189)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Cash Flows

   The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                              Pension Non-Qualified  Other
                               Plan       Plans     Benefits
                              ------- ------------- --------
                    2006..... $ 4,810    $1,911      $1,052
                    2007.....   4,792     1,919       1,030
                    2008.....   4,749     1,949       1,000
                    2009.....   4,692     1,962         961
                    2010.....   4,641     1,962         925
                    2011-2015  22,912     9,810       3,970

   No contributions are expected to be made to the Dollar-Based Plan, while $1,911,000 is expected to be paid with respect to the non-qualified benefit plans and $1,052,000 is expected to be paid with respect to the other post-retirement benefit plans in 2006.

10. Reserves

   The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2005                 2004
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  314,932     20%   $  302,144     22%
   With market value adjustment..................................    471,224     31       464,243     34
   At book value, less surrender charge..........................    680,952     44       522,823     38
                                                                  ----------    ---    ----------    ---
Subtotal.........................................................  1,467,108     95     1,289,210     94
Not subject to discretionary withdrawal..........................     72,406      5        75,998      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,539,514    100%    1,365,208    100%
                                                                                ===                  ===
Reinsurance ceded................................................    (10,706)              (9,532)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,528,808           $1,355,676
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC:
Life & Accident & Health Statement
   Exhibit 5, Annuities Section--Total (net)..................... $1,474,482           $1,293,220
   Exhibit 5, Supplementary Contracts with Life Contingencies
     section--Total (net)........................................     16,223               17,251
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1..........     18,920               15,760
                                                                  ----------           ----------
       Subtotal..................................................  1,509,625            1,326,231
Separate Accounts Annual Statement Exhibit 3, Section B--totals
  (net)..........................................................     19,183               29,445
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,528,808           $1,355,676
                                                                  ==========           ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

11. Fair Values of Financial Instruments

   SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit
Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2005 and 2004 (in thousands):

                                            2005                  2004
                                    --------------------- ---------------------
                                     Carrying    Fair      Carrying    Fair
                                      Amount     Value      Amount     Value
                                    ---------- ---------- ---------- ----------
Bonds.............................. $1,722,361 $1,707,110 $1,489,433 $1,506,037
Preferred stock....................        251        471        251        459
Common stock.......................     15,076     15,076     17,878     17,878
Mortgage loans.....................    400,293    411,683    399,261    419,069
Contract loans.....................     47,117     44,912     50,073     47,471
Cash and short-term investments....     58,447     58,447    104,616    104,616
Assets held in separate account....     35,152     35,220     43,280     43,746
Investment-type insurance contracts  1,440,379  1,340,122  1,265,385  1,232,471

   Additional data regarding fair values of the Company's investments is disclosed in Note 4.

   The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the statement of net assets for these instruments approximate their fair values.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans--The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates their fair values.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Separate Accounts

   The Company provides a minimum guaranteed return of 4.0% of the average investment balance to policyholders of the GIC accounts. The variable annuities do not have any minimum guarantees, and the investment risks associated with market value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2005 is as follows (in thousands):

                                                                       Nonindexed
                                                                       Guarantee  Nonguaranteed
                                                                        Greater     Separate
                                                                       Than 4.0%    Accounts     Total
                                                                       ---------- ------------- -------
Premiums, deposits and other considerations for the year ended
  December 31, 2005...................................................   $   --      $ 3,230    $ 3,230
Reserves for separate accounts with assets as of December 31, 2005 at:
   Fair value.........................................................                28,891     28,891
   Amortized cost.....................................................    1,048           --      1,048
                                                                         ------      -------    -------
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Reserves for separate accounts by withdrawal characteristics:
   Subject to discretionary withdrawal:
       With market value adjustment...................................   $1,048      $    --    $ 1,048
       At market value................................................       --       28,891     28,891
                                                                         ------      -------    -------
Total with adjustment or at market value..............................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======
Total due from general account........................................                            5,437
IMR Asset.............................................................                             (224)
                                                                                                -------
Total separate account assets/liabilities.............................                          $35,152
                                                                                                =======

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2005 and 2004, is presented below (in thousands):

                                                                        2005      2004
                                                                      --------  --------
Transfers as reported in the Summary of Operations of the Separate
  Accounts Statement:
   Transfers to separate accounts.................................... $  3,229  $  3,069
   Transfers from separate accounts..................................  (13,917)  (47,051)
   Other reconciling items...........................................        2        (5)
                                                                      --------  --------
Net transfers from separate accounts as reported in the Statements of
  Income-Statutory Basis............................................. $(10,686) $(43,987)
                                                                      ========  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

13. Related-party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members including finance, investments, legal, human resources and other corporate functions. These costs are allocated based upon a cost sharing agreement that was approved by the Board of Directors. During the years ended December 31, 2005 and 2004, the Company expensed $7,290,000 and $11,550,000, respectively, of costs related to the cost sharing agreement. At December 31, 2005, the Company recorded payables to an affiliate of $2,524,000 related to this agreement. At
December 31, 2004, the Company recorded payables to a former affiliate of $1,711,000 related to this agreement.

   During 2004, the Company executed a promissory note under which the Company may advance up to $30 million to its parent, LLIC. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No amounts were advanced under this promissory note during 2005. The Company advanced $5,000,000 under the note during 2004. This amount was repaid in 2004 with $10,000 interest. At December 31, 2005 and 2004, no amounts were outstanding under this promissory note.

   Also, during 2004, the Company executed a promissory note under which LLIC may advance up to $30 million to the Company. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note during 2005 or 2004.

   Liberty Insurance Services Corporation ("LISC") was a licensed third party administrator ("TPA"), which was ultimately owned 100% by RBC. On December 31, 2004, LISC was sold to an unrelated third party, but continues to provide the ongoing servicing and claims settlement of in force policies and support of marketing information systems in accordance with Company rules. Net amounts paid under this arrangement during 2004 totaled $5,733,000.

14. Permitted Statutory Accounting Practices

   The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future.

15. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums as of December 31, 2005 and 2004, were as follows (in thousands):

                                                    2005          2004
                                                ------------- -------------
                                                      Net of        Net of
                                                Gross Loading Gross Loading
                                                ----- ------- ----- -------
     Ordinary new business..................... $  1   $  1   $  4   $  4
     Ordinary renewal..........................  472    459    597    597
                                                ----   ----   ----   ----
     Total..................................... $473    460   $601    601
                                                ====          ====
     Less not admitted.........................          79           105
                                                       ----          ----
     Net deferred and uncollected life premiums        $381          $496
                                                       ====          ====

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   A premium deficiency reserve of $1,101,000 and $1,176,000, was recorded as of December 31, 2005 and 2004, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

16. Components of General Expenses and Insurance Taxes, Licenses, and Fees

                                                                December 31
                                                              ---------------
                                                               2005     2004
                                                              ------- -------
                                                               (In Thousands)
 General expenses:
    Rent..................................................... $   766 $   818
    Salaries and wages.......................................   5,938   9,088
    Contributions for benefit plans..........................   5,739   3,289
    Legal, public accountants, and consulting actuaries fees.   1,473   1,271
    Advertising..............................................   1,465     745
    Postage, express, and telephone..........................     671     675
    Rental of equipment......................................      72   1,083
    Cost or depreciation of furniture and equipment..........     214     306
    All other................................................   3,445   4,330
                                                              ------- -------
 Total general expenses...................................... $19,783 $21,605
                                                              ======= =======
 Insurance taxes, licenses, and fees:
    State insurance department licenses and fees............. $   593 $   514
    State tax on premiums....................................     747   1,030
    U. S. Social Security taxes..............................     280     346
    All other................................................     330     (29)
                                                              ------- -------
 Total insurance taxes, licenses, and fees................... $ 1,950 $ 1,861
                                                              ======= =======

17. Reconciliation of Total Assets to the Annual Statement

   The differences between total assets at December 31, 2004 as shown in the accompanying statement of admitted assets, liabilities and surplus and total assets per the Company's Annual Statement are summarized in the following schedule. These differences arose due to items included in assets in the accompanying statement of admitted assets, liabilities and surplus but included in liabilities in the Company's Annual Statement.

                                                                                     December 31,
                                                                                         2004
                                                                                    --------------
                                                                                    (in thousands)
Total assets per accompanying statement of admitted assets, liabilities and surplus   $2,155,518
Separate accounts' interest maintenance reserve....................................          318
Net transfers to separate accounts due or accrued..................................       (3,599)
                                                                                      ----------
Total assets per the Company's Annual Statement....................................   $2,152,237
                                                                                      ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

18. Subsequent Events

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of LLIC into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                                  * * * * * *

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     a.   Financial Statements

          The financial statements of the Company and the Separate Account are contained in Part B hereof.

     b.   Exhibits

          1. Resolution of Board of Directors of the Company authorizing the establishment of the Variable Account*

          2. Not Applicable

          3.(a) Form of Principal Underwriter's Agreement###

          3.(b) Form of Selling Agreement###

          4.(a) Individual Variable Annuity Contract###

          4.(b) Waiver of Withdrawal Charges Rider###

          4.(c) Plus 70/50 Optional Death Benefit Rider###

          4.(d) Form of Fund Facilitation Fee Rider++

          5. Application for Individual Variable Annuity Contract###

          6.(i)Copy of Articles of Incorporation of the Company+

            (ii) Copy of the Bylaws of the Company+

          7.   Not Applicable

          8.(a)(1)Form of Fund  Participation Agreement among Variable Insurance
               Products Fund, Fidelity Distributors Corporation and the Company#

           (a)(2) Form of Fund Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and the Company++

          8.(b)Form of Fund  Participation  Agreement  among Variable  Insurance
               Products Fund II, Fidelity Distributors Corporation and the Company#

          8.(c)Form of Fund  Participation  Agreement  among The Alger  American
               Fund, Fred Alger and Company, Incorporated and the Company#

          8.(d)(1)Form of Fund Participation Agreement among Janus Aspen Series,
               Janus Distributors LLC and the Company##

            (d)(2)Form of Fund Participation Agreement between Janus Aspen
               Series and the Company++

          8.(e)Form of Fund  Participation  Agreement  by and  between  American
               Century Investment Services, Inc. and the Company##

          8.(f)Form of Fund  Participation  Agreement  among Dreyfus Stock Index
               Fund, Dreyfus Variable Investment Fund and the Company##

          8.(g)Form of  Fund  Participation  Agreement  among  INVESCO  Variable
               Investment Funds, Inc., INVESCO Funds Group, Inc. and the
               Company+

          8.(h)Form of Fund  Participation  Agreement  among  Lazard  Retirement
               Series, Inc. and the Company##

          8.(i)Form of Fund Participation Agreement between the Company and Lord
               Abbett Series Fund, Inc.++

          8.(j)Form of Participation Agreement among T. Rowe Price Equity
               Series, Inc., T. Rowe Price Investment Services, Inc. and the Company++

          8.(k)Form of Participation Agreement by and among Vanguard Variable
               Insurance Fund, and The Vanguard Group, Inc. and Vanguard Marketing Corporation and the Company++

          8.(l)Form of Amendment to Fund Participation Agreement between the
               Company and Dreyfus Stock Index Fund, Inc. and Dreyfus Investment Portfolios, and Dreyfus Variable Investment Fund++

          8.(m)Form of Participation Agreement among AIM Variable Insurance
               Funds, A I M Distributors, Inc. and the Company++

          8.(n)Form of Insurance Administrative Services Agreement++

          9. Opinion and Consent of Counsel

          10. Consent of Independent Registered Public Accounting Firm and Consent of Independent Auditors

          11. Not Applicable

          12. Not Applicable

          13. Company Organizational Chart###

     *Incorporated by reference to Registrant's Form N-4, as electronically filed on August 5, 1997. File # 333-32887

     #Incorporated by reference to Registrant's Post-Effective Amendment No. 8 to Form N-4, as electronically filed on May 1, 2000. File # 333-32887

     ## Incorporated by reference to Registrant's Post-Effective Amendment No. 11 to Form N-4, File No. 333-32887, as electronically file on April 30, 2003.

     ### Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 as Exhibit 14, File No. 333-104881, as electronically filed on August 25, 2003.

     +Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Form N-4, File No. 333-104881, as electronically filed on April 30, 2004.

    ++Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4, File No. 333-104881, as electronically filed on April 28, 2005.

Item 25.    Directors and Officers of the Depositor

     The following are the names and principal business addresses and positions and offices of the individuals with the Company who are engaged directly or indirectly with the business of the Separate Account and the executive officers of the Company:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor

Neil D. Skelding***.......................... Chairman  of the Board and Director

R. David Black*.............................. Director,  President and Chief Executive  Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer & Assistant Treasurer

Marilyn Bailey**............................  Director, Variable Operations

Calvin D. Cherry**..........................  Director of Pricing & Illustration Actuary

Robert T. Coleman, III*.....................  Counsel and Secretary

Tracey L. Estes**...........................  Director -- Variable Product Sales

Christian G. Jefferson*.....................  Assistant Counsel and Assistant Secretary and
                                              Chief Privacy Officer

Connie R. Hill*.............................  Investment Compliance Officer

Richard LaVista **........................... National Sales Manager

Patricia M. Nichols*........................  Assistant Treasurer

Judith J. Orth**............................  Director, Marketing

Leigh A. Pagan*.............................  Director, Tax

Mary Ellen Ridgley**........................  Director, Compliance

Mark S. Wessel*.............................  Compliance Officer

Bob McNeely*................................  Anti-Money Laundering Officer
--------------

     * Principal business address is P.O. Box 19086, Greenville, SC
29602-9086.

     ** Principal business address is 2300 Main Street, Suite 450, Kansas City,
MO 64108-4600.

     *** Principal business address is 6880 Financial Drive, Tower 1,
Mississauga, ON L5N7Y5.


Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

     The Company organizational chart was filed as Exhibit 14 in Pre-Effective Amendment No. 1 to Form N-4 and is incorporated herein by reference.

Item 27.    Number of Contract Owners

As  of  March  9,  2006,  there  were  12  qualified   contract  owners  and  26
non-qualified contract owners.

Item 28.    Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

     a. Tamarack Distributors Inc. is the principal underwriter for the Contracts. It is also the principal underwriter for: RBC Variable Life Account A, and Tamarack Funds Trust.

     b. The following are the officers and directors of Tamarack Distributors
Inc.:

    Name and                                     Positions and Offices
Business Address*                                with Underwriter
--------------------------                      ---------------------

Cindy Linberger*                           Acting Chief Compliance Officer

Jennifer Lammers*                          Director

Deborah J. Kermeen*                        Chief Financial Officer/Treasurer

Mary Zimmer*                               Director

Erik Preus*                                Chief Executive Officer and Director

Dan Torbenson*                             Secretary


*Principal business address is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402.

      c.

        Name of                Net Underwriting
        Principal                Discounts &              Compensation on      Brokerage
        Underwriter              Commissions                 Redemption        Commissions       Compensation


Tamarack Distributors Inc.      $0                         $0                   $58,017            $0

Tamarack Distributors Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the contracts.



Item 30.    Location of Accounts and Records

     The physical possession of the accounts, books or documents of the Separate Account which are required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained by the Company at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.

Item 31.    Management Services

Not Applicable

Item 32.    Undertakings

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     d. Business Men's Assurance Company of America ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 28th day of March, 2006.

                         RBC VARIABLE ANNUITY ACCOUNT A
                                      (Registrant)

                         By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (Depositor)


                           By:/s/R. DAVID BLACK
                            -------------------------------------------------
                             R. David Black
                             Director, President and Chief Executive Officer



                         BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                         (Depositor)


                         By: /s/GUY H. SMITH, III
                            ----------------------------------------------------
                             Guy H. Smith, III
                             Vice President, Finance and Treasurer



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                                  DATE
- ---------                                           -----                                  ----

/s/NEIL J. SKELDING                         Director, Chairman of the Board                  3-29-2006
--------------------------                                                                   ---------
Neil J. Skelding


/s/R. DAVID BLACK                          Director, President and Chief                     3-28-2006

--------------------------                 Executive Officer                                 ---------
R. David Black



/s/MICHAEL K. DEARDORFF                     Director, Sr. Vice President,                    3-28-2006
-----------------------------               Variable & Fixed Products                        ---------
Michael K. Deardorff


/s/GUY H. SMITH, III                        Vice President, Finance and Treasurer            3-28-2006
---------------------                                                                        ---------
Guy H. Smith, III



                                    EXHIBITS

                                       TO

                        POST-EFFECTIVE AMENDMENT NO. 4 TO

                                    FORM N-4

                         RBC VARIABLE ANNUITY ACCOUNT A

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                INDEX TO EXHIBITS

Exhibit                                                                   Page

    EX-99.B.9.       Opinion and Consent of Counsel

    EX-99.B.10.      Consent of Independent Registered Public Accounting Firm
                     and Consent of Independent Auditors